UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21774
                                                     ---------

                        First Trust Exchange-Traded Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
               ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                              Lisle, Illinois 60532
                     ---------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-241-4141
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                     Date of reporting period: June 30, 2008
                                               -------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is attached herewith:




[LOGO OMITTED]          FIRST TRUST






First Trust Exchange-Traded Fund
--------------------------------

        First Trust Dow Jones Select MicroCap Index(SM) Fund

        First Trust Morningstar(R) Dividend Leaders(SM) Index Fund

        First Trust IPOX-100 Index Fund

        First Trust NASDAQ-100 Equal Weighted Index(SM) Fund

        First Trust NASDAQ-100-Technology Sector Index(SM) Fund

        First Trust Amex(R) Biotechnology Index Fund

        First Trust Dow Jones Internet Index(SM) Fund

        First Trust DB Strategic Value Index Fund

        First Trust Value Line(R) Equity Allocation Index Fund

        First Trust Value Line(R) Dividend Index Fund

        First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund

        First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund

        First Trust S&P REIT Index Fund

        First Trust ISE Water Index Fund

        First Trust ISE-Revere Natural Gas Index Fund

        First Trust ISE Chindia Index Fund

        First Trust Value Line(R) 100 Exchange-Traded Fund



|--------------------------|
|     Semi-Annual Report   |
|      June 30, 2008       |
|--------------------------|


Front Cover

-------------------------------------------------------------------------------
Table of Contents
-------------------------------------------------------------------------------
                        First Trust Exchange-Traded Fund
                                  June 30, 2008

Shareholder Letter...........................................................2
Market Overview..............................................................3
Fund Performance Overview
   First Trust Dow Jones Select MicroCap Index(SM) Fund......................4
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund................5
   First Trust IPOX-100 Index Fund...........................................6
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund .....................7
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund ..................8
   First Trust Amex(R) Biotechnology Index Fund .............................9
   First Trust Dow Jones Internet Index(SM) Fund ...........................10
   First Trust DB Strategic Value Index Fund ...............................11
   First Trust Value Line(R) Equity Allocation Index Fund ..................12
   First Trust Value Line(R) Dividend Index Fund ...........................13
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ..............15
   First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund .......16
   First Trust S&P REIT Index Fund .........................................18
   First Trust ISE Water Index Fund ........................................19
   First Trust ISE-Revere Natural Gas Index Fund ...........................20
   First Trust ISE Chindia Index Fund ......................................21
   First Trust Value Line(R) 100 Exchange-Traded Fund ......................22
Notes to Fund Performance Overview..........................................24
Understanding Your Fund Expenses............................................25
Portfolio of Investments
   First Trust Dow Jones Select MicroCap Index(SM) Fund.....................27
   First Trust Morningstar(R) Dividend Leaders(SM) Index Fund...............31
   First Trust IPOX-100 Index Fund..........................................33
   First Trust NASDAQ-100 Equal Weighted Index(SM) Fund ....................36
   First Trust NASDAQ-100-Technology Sector Index(SM) Fund .................38
   First Trust Amex(R) Biotechnology Index Fund ............................39
   First Trust Dow Jones Internet Index(SM) Fund ...........................40
   First Trust DB Strategic Value Index Fund ...............................41
   First Trust Value Line(R) Equity Allocation Index Fund ..................42
   First Trust Value Line(R) Dividend Index Fund ...........................45
   First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund ..............48
   First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund .......50
   First Trust S&P REIT Index Fund .........................................52
   First Trust ISE Water Index Fund ........................................54
   First Trust ISE-Revere Natural Gas Index Fund ...........................55
   First Trust ISE Chindia Index Fund ......................................56
   First Trust Value Line(R) 100 Exchange-Traded Fund ......................58
Statements of Assets and Liabilities........................................60
Statements of Operations....................................................64
Statements of Changes in Net Assets.........................................68
Financial Highlights........................................................74
Notes to Financial Statements...............................................84
Additional Information .....................................................94
Risk Considerations.........................................................97

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Exchange-Traded Fund (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.


                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series of the Trust described in this report (individually, each such series is referred to as a "Fund" and collectively, the "Funds") will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.


                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Investment Officer of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by Mr. Carey are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other regulatory filings.

-------------------------------------------------------------------------------
Shareholder Letter
-------------------------------------------------------------------------------


                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2008



Dear Shareholders:

The first half of 2008 has been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to provide a wide range of investment products, including our family of exchange-traded funds, to help us meet the challenge of maximizing our customers' financial opportunities. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold will give you detailed information about the Funds that comprise the First Trust Exchange-Traded Fund (the "Fund") for the period covered by this report. It contains a performance analysis and a Fund recap. Additionally, the report provides each Fund's financial statements for the period covered by this report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you are always current on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.



Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust Exchange-Traded Fund

-------------------------------------------------------------------------------
Market Overview
-------------------------------------------------------------------------------


                        FIRST TRUST EXCHANGE-TRADED FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2008


[PHOTO OMMITTED]        ROBERT F. CAREY, CFA
                        SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
                        FIRST TRUST ADVISORS L.P.


Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 21 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY

The combination of continued weakness in the residential housing market, higher energy prices, falling dollar, rising inflation and substantial losses taken by financial institutions on subprime-related mortgage debt pushed stock indices down both domestically and abroad in the first half of 2008. These and other factors also slashed economic growth in the U.S. in the past few quarters. The following data reflects the sharp deterioration in real Gross Domestic Product ("GDP") growth: third quarter of 2007 (+4.8%), fourth quarter of 2007 (-0.2%); first quarter of 2008 (+0.9%) and second quarter of 2008 (+1.9%). While technically not a recessionary environment (two consecutive quarters of negative growth), this climate has had a similar impact on equity valuations.

Had the Federal Reserve Bank (the "Fed") not moved to aggressively lower short-term lending rates (September 2007 through April 2008), the economy more than likely would have slid into a full-fledged recession. Since it can take up to nine months for a Fed rate action to impact the economy, we are encouraged by the fact that five of the six rate cuts made by the Fed will reach the nine month mark in the second half of 2008. All in all, during the period from September 2007 through April 2008, the Fed lowered the federal funds target rate from 5.25% to 2.00%.

U.S. STOCKS AND BONDS

The major U.S. stock indices posted negative returns across the board in the first half of 2008, but mid-caps managed to continue to outpace large- and small-caps even on the way down. The S&P 500 Index, S&P 400 Index (Mid-Caps) and S&P 600 Index (Small-Caps) were down 11.9%, 3.9% and 7.1%, respectively. Of the 10 major sectors in the S&P 500 Index, only two were in positive territory over the six-month span: Energy (+8.9%) and Materials (+1.3%). Both benefitted from the weakness in the U.S. dollar and rising inflation. Only 27 of the 130 subsectors that comprise the S&P 500 Index were up, indicating a very broad sell-off. Even many of the most recognizable blue chip names were not spared.

At the midpoint of 2008, Standard & Poor's is reporting that earnings estimates for all of 2008 favor growth stocks over value stocks. With respect to the S&P 500 Index, growth stocks are expected to post a 13% rise in 2008 earnings per share (EPS), vs. a 2% rise for the value stocks in the index. With respect to the S&P 400 Index, growth stocks are expected to post a 23% rise in 2008 EPS, vs. a 7% rise for the value stocks in the index. With respect to the S&P 600 Index, growth stocks are expected to post a 14% rise in 2008 EPS, vs. a 3% rise for the value stocks in the index.

In the U.S. bond market, a clear delineation existed between investment-grade debt and speculative-grade debt during the first half of 2008. The speculative-grade debt sold-off in light of the weakness in economic activity. The Lehman Brothers U.S. Corporate High Yield Index posted a total return of -1.31% in the first half of 2008, compared to a gain of 2.38% for the Lehman Brothers U.S. Treasury: Intermediate Index.

FOREIGN STOCKS AND BONDS

In the fourth quarter of 2007, there were some pundits touting the notion that emerging countries were far enough along in their maturation process to decouple from the U.S., allowing them to maintain superior growth rates irrespective of the U.S.'s sluggishness. At the midpoint of 2008, we can comfortably proclaim that we believe this notion to be false. We believe foreign economies are still very much tethered to the economic climate in the U.S. The spike in inflation alone resulting from the Fed's aggressive easing of monetary policy and corresponding decline in the U.S. dollar significantly impacted those countries that are big importers of natural resources, particularly oil and food commodities. The International Monetary Fund's global GDP growth rate outlook looks as follows: 5.0% (2007); 4.1% estimated (2008) and 3.9% estimated (2009). The MSCI World (ex U.S.) and MSCI Emerging Markets indices declined by 9.31%
(USD) and 11.82% (USD) in the first half of 2008, according to Bloomberg. Foreign bonds fared better than foreign equities during this same period. The Lehman Brothers Global Aggregate Index and Global Emerging Markets Index returned 3.53% and 0.68%, respectively, in the first half of 2008.

-------------------------------------------------------------------------------
Fund Performance Overview
-------------------------------------------------------------------------------

FDM - FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

The First Trust Dow Jones Select MicroCap Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Select MicroCap Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index measures the performance of selected U.S. micro-capitalization companies chosen from all common stocks traded on the New York Stock Exchange ("NYSE(R)"), the American Stock Exchange, Inc. ("AMEX") and The NASDAQ Stock Market, Inc. ("NASDAQ(R)") that are comparatively liquid and have strong fundamentals relative to the micro-capitalization segment as a whole. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 09/30/05.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (09/27/05)    Inception (09/27/05)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                              -12.25%              -22.36%              -1.04%                   -0.38%
 Market Value                                     -12.23%              -22.11%              -0.84%                   -0.30%
 INDEX PERFORMANCE
 Dow Jones Select MicroCap Index(SM)              -11.97%              -21.77%               1.00%                    0.36%
 Russell 2000 Index                                -9.37%              -16.19%               8.36%                    2.95%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The energy sector was the biggest contributor to portfolio performance over the six months ended June 30, 2008, led by PetroQuest Energy, Inc., T-3 Energy Services, Inc. and Pioneer Drilling Co. Consumer staples was the only other sector to post a positive return for the six months ended June 30, 2008. Information technology had the biggest negative impact on portfolio performance on an absolute basis. Consumer discretionary and health care stocks also held back portfolio performance.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

      TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
     PetroQuest Energy, Inc.                   Dynamic Materials Corp.
     Chart Industries, Inc.                    Flotek Industries, Inc.
    T-3 Energy Services, Inc.              Anchor BanCorp Wisconsin, Inc.
   Darling International, Inc.                       Kemet Corp.
      Pioneer Drilling Co.             Calamos Asset Management, Inc., Class A


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Industrials                                                         22.55%
Consumer Discretionary                                              14.51
Health Care                                                         12.45
Financials                                                          12.28
Information Technology                                              11.89
Energy                                                               9.55
Consumer Staples                                                     5.90
Materials                                                            5.64
Telecommunication Services                                           2.91
Utilities                                                            2.32
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Chart Industries, Inc.                                               1.59%
Darling International, Inc.                                          1.54
PetroQuest Energy, Inc.                                              1.33
ManTech International Corp., Class A                                 1.15
T-3 Energy Services, Inc.                                            1.15
Lindsay Corp.                                                        1.09
Pioneer Drilling Co.                                                 1.08
Private Bancorp, Inc.                                                1.08
Koppers Holdings, Inc.                                               1.00
Laclede Group (The), Inc.                                            0.95
                                                                   ------
     Total                                                          11.96%
                                                                   ======

__________________________
Dow Jones and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Select MicroCap Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FDL - FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Morningstar(R) Dividend Leaders(SM) Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The objective of the Index is to offer investors a benchmark for dividend portfolios as well as a means to invest in a portfolio of stocks that have a consistent record of growing dividends as well as the ability to sustain them. The Index consists of the top 100 stocks, based on dividend yield, of the securities listed on one of the three major exchanges (the New York Stock Exchange ("NYSE(R)"), the American Stock Exchange, Inc. ("AMEX") or The NASDAQ Stock Market, Inc. ("NASDAQ(R)")) that have been selected through the application of Morningstar, Inc.'s proprietary multi-step screening process. The Index is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 03/15/06.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (03/09/06)    Inception (03/09/06)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                              -25.92%              -35.48%             -20.05%                   -9.23%
 Market Value                                     -26.44%              -35.47%             -20.11%                   -9.26%
 INDEX PERFORMANCE
 Morningstar(R) Dividend Leaders(SM) Index        -25.76%              -35.25%             -19.31%                   -8.86%
 S&P 500 Index                                    -11.91%              -13.12%               5.16%                    2.20%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
Financials, the largest sector weighting at a 51.6% average weight in the portfolio over the six months ended June 30, 2008, was the worst performing sector in the portfolio as deteriorating credit market conditions hurt performance within the sector. Telecommunication services stocks also weighed on overall portfolio performance as AT&T, Inc., one of the portfolio's largest holdings, posted disappointing returns.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

          TOP-PERFORMING STOCKS               BOTTOM-PERFORMING STOCKS
            Merck & Co., Inc.                   Bank of America Corp.
    Philip Morris International, Inc.              Wachovia Corp.
        Dominion Resources, Inc.                   Citigroup, Inc.
               Nucor Corp.                          Pfizer, Inc.
               Olin Corp.                            AT&T, Inc.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Financials                                                          38.79%
Health Care                                                         23.14
Telecommunications Services                                         15.32
Utilities                                                           14.42
Consumer Discretionary                                               2.98
Materials                                                            2.81
Consumer Staples                                                     1.77
Industrials                                                          0.77
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
AT&T, Inc.                                                           8.93%
Pfizer, Inc.                                                         8.84
Bank of America Corp.                                                8.72
Verizon Communications, Inc.                                         6.40
Merck & Co., Inc.                                                    5.88
Wells Fargo & Co.                                                    5.42
Bristol-Myers Squibb Co.                                             4.91
Wachovia Corp.                                                       4.88
U.S. Bancorp                                                         4.73
Eli Lilly & Co.                                                      3.51
                                                                   ------
     Total                                                          62.22%
                                                                   ======

____________________________
Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FPX - FIRST TRUST IPOX-100 INDEX FUND

The First Trust IPOX-100 Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the IPOX-100 U.S. Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The IPOX Global Composite Index is reconstituted regularly with IPOs being added to the IPOX Global Composite Index at their seventh trading day upon "going public" and automatically exiting after 1,000 trading days or approximately four years thereafter. The Index is reconstituted quarterly to reflect changes in the stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter, with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading on shares of the Fund was 04/13/06.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (04/12/06)    Inception (04/12/06)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -7.30%               -4.85%              17.84%                    7.69%
 Market Value                                      -7.62%               -4.81%              17.89%                    7.71%
 INDEX PERFORMANCE
 IPOX-100 U.S. Index                               -7.03%               -4.32%              19.41%                    8.32%
 Russell 3000 Index                               -11.04%              -12.62%               3.63%                    1.62%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
Energy, led by top performers Continental Resources, Inc. and Alpha Natural Resources, Inc., was the biggest contributor to the portfolio's return. Health care was the only other sector to post a positive return over the period. Financials had the largest negative impact on portfolio performance as continued turmoil in the credit markets weighed on results. Consumer discretionary and industrial stocks also posted returns that trailed the broad market, thus hurting portfolio results.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

        TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
      MasterCard, Inc., Class A                 Google, Inc., Class A
     Continental Resources, Inc.                    NYSE Euronext
    Alpha Natural Resources, Inc.               Viacom, Inc., Class B
       SandRidge Energy, Inc.                  SunPower Corp., Class A
    CF Industries Holdings, Inc.                   MF Global Ltd.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Information Technology                                              34.20%
Consumer Staples                                                    13.65
Energy                                                              13.48
Consumer Discretionary                                              10.67
Industrials                                                          8.03
Financials                                                           7.44
Health Care                                                          5.03
Materials                                                            3.60
Telecomunication Services                                            2.64
Utilities                                                            1.26
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Philip Morris International, Inc.                                   10.38%
Visa, Inc., Class A                                                 10.17
Google, Inc., Class A                                                9.81
MasterCard, Inc., Class A                                            5.23
Time Warner Cable, Inc., Class A                                     3.92
Covidien Ltd.                                                        3.63
First Solar, Inc.                                                    3.30
Viacom, Inc., Class B                                                2.93
Western Union Co.                                                    2.77
Spectra Energy Corp.                                                 2.76
                                                                   ------
     Total                                                          54.90%
                                                                   ======

____________________________
IPOX is a trademark of IPOX Schuster LLC, IPOX IPO Indexes and Derivatives (patent pending).

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

QQEW - FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Equal Weighted Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is the equal-weighted version of the NASDAQ-100 Index(R) which includes 100 of the largest non-financial securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index contains the same securities as the NASDAQ-100 Index(R) but each of the securities is initially set at a weight of 1.00% of the Index and is rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (04/19/06)    Inception (04/19/06)
                                                  06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                              -12.38%              -12.46%              -3.26%                   -1.50%
 Market Value                                     -13.08%              -12.41%              -3.21%                   -1.48%
 INDEX PERFORMANCE
 NASDAQ-100 Equal Weighted Index(SM)              -12.18%              -11.98%              -2.15%                   -0.98%
 NASDAQ-100 Index(R)                              -11.68%               -4.54%               7.08%                    3.16%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
Materials stocks posted strong returns over the period ended June 30, 2008 and were the only sector to post a positive return. Consumer discretionary stocks had the biggest negative impact on performance as the strength of consumer spending was called into question over the period. Consumer staples also posted weak returns, although a small weight (2.8% average weight in the portfolio over the period) limited their impact on overall portfolio performance.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

        TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
    Vertex Pharmaceuticals, Inc.                        UAL Corp.
            Celgene Corp.                              Garmin Ltd.
        Steel Dynamics, Inc.                  Focus Media Holding Ltd., ADR
    Marvell Technology Group Ltd.              Apollo Group, Inc., Class A
          BEA Systems, Inc.                           NVIDIA Corp.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Information Technology                                              44.21%
Consumer Discretionary                                              20.43
Health Care                                                         15.93
Industrials                                                         10.74
Telecommunication Services                                           3.61
Consumer Staples                                                     2.93
Materials                                                            2.15
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Amgen, Inc.                                                          1.18%
Genzyme Corp.                                                        1.17
Celgene Corp.                                                        1.15
Marvell Technology Group Ltd.                                        1.14
Vertex Pharmaceuticals, Inc.                                         1.14
Steel Dynamics, Inc.                                                 1.13
Staples, Inc.                                                        1.13
Teva Pharmaceuticals Industries Ltd., ADR                            1.12
Applied Materials, Inc.                                              1.11
Activision, Inc.                                                     1.10
                                                                   ------
     Total                                                          11.37%
                                                                   ======

_______________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Equal Weighted Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

QTEC - FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100-Technology Sector Index(SM) Fund (the
"Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Technology Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-weighted index based on the securities of the NASDAQ-100 Index(R) that are classified as "technology" according to the Industry Classification Benchmark classification system. The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The NASDAQ Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 04/25/06.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (04/19/06)    Inception (04/19/06)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -9.26%              -10.71%              -2.45%                   -1.12%
 Market Value                                      -9.30%              -10.79%              -2.45%                   -1.12%
 INDEX PERFORMANCE
 NASDAQ-100 Technology Sector Index(SM)            -9.00%              -10.17%              -1.28%                   -0.59%
 S&P 500 Information Technology Index             -13.07%               -7.53%               4.09%                    1.84%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

Marvell Technology Group Ltd. was the biggest contributor to performance over the six months ended June 30, 2008 as the maker of chips for Blackberries and iPhones reported earnings that surpassed expectations. BEA Systems, Inc. boosted performance as the business software maker was acquired by Oracle during the period. NVIDIA Corp. was the biggest drag on performance after the graphics chip maker reported disappointing results over the period.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

        TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
    Marvell Technology Group Ltd.                     NVIDIA Corp.
          BEA Systems, Inc.                   Cadence Design Systems, Inc.
            Xilinx, Inc.                              SanDisk Corp.
           Symantec Corp.                        Sun Microsystems, Inc.
           Broadcom Corp.                        Juniper Networks, Inc.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Information Technology                                             100.00%
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Marvell Technology Group Ltd.                                        3.00%
Applied Materials, Inc.                                              2.93
Microsoft Corp.                                                      2.90
Broadcom Corp., Class A                                              2.89
Check Point Software Technologies Ltd.                               2.77
Symantec Corp.                                                       2.77
Intuit, Inc.                                                         2.75
KLA-Tencor Corp.                                                     2.75
VeriSign, Inc.                                                       2.74
QUALCOMM, Inc.                                                       2.73
                                                                   ------
     Total                                                          28.23%
                                                                   ======

_______________________
NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Technology Sector Index(SM) are trademarks of The NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FBT - FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND

The First Trust Amex(R) Biotechnology Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Amex(R) Biotechnology Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal dollar-weighted index designed to measure the performance of a cross section of companies in the biotechnology industry that are primarily involved in the use of biological processes to develop products or provide services. Such processes include, but are not limited to, recombinant DNA technology, molecular biology, genetic engineering, monoclonal antibody-based technology, lipid/liposome technology, and genomics. This Index is rebalanced quarterly based on closing prices on the third Friday in January, April, July and October to ensure that each component stock continues to represent approximately equal weight in the Index. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 06/23/06.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (06/19/06)    Inception (06/19/06)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -6.52%               -5.74%              14.10%                    6.71%
 Market Value                                      -6.93%               -5.74%              14.10%                    6.71%
 INDEX PERFORMANCE
 Amex(R) Biotechnology Index(SM)                   -6.20%               -5.11%              15.57%                    7.38%
 NASDAQ(R) Biotechnology Index                     -4.68%               -0.82%              10.86%                    5.20%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW

Millennium Pharmaceuticals, Inc. was the biggest contributor to the portfolio return over the six months ended June 30, 2008, as it was acquired by Takeda Pharmaceuticals at a 67% announced premium. Vertex Pharmaceuticals, Inc. also posted strong returns aided by positive study results from its hepatitis C drug Telaprevir. Affymetrix, Inc. had the most negative impact on returns after the company reduced revenue forecasts due to reduced spending by pharmaceutical companies.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

          TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
    Millennium Pharmaceuticals, Inc.                Affymetrix, Inc.
      Vertex Pharmaceuticals, Inc.                 Nektar Therapeutics
              Celgene Corp.                    Human Genome Sciences, Inc.
             Illumina, Inc.                   Amylin Pharmaceuticals, Inc.
          Gilead Sciences, Inc.                Applera Corp.- Celera Group


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Health Care                                                        100.00%
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008

                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Vertex Pharmaceuticals, Inc.                                         6.79%
Illumina, Inc.                                                       6.21
OSI Pharmaceuticals, Inc.                                            6.17
PDL BioPharma, Inc.                                                  5.77
Amgen, Inc.                                                          5.72
Cephalon, Inc.                                                       5.52
Genentech, Inc.                                                      5.45
Genzyme Corp.                                                        4.96
Celgene Corp.                                                        4.95
Gilead Sciences, Inc.                                                4.95
                                                                   ------
     Total                                                          56.49%
                                                                   ======

______________________
The Amex(R) Biotechnology Index(SM) is a trademark of the American Stock Exchange LLC and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the American Stock Exchange LLC. American Stock Exchange LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. American Stock Exchange LLC has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. American Stock Exchange LLC is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FDN - FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

The First Trust Dow Jones Internet Index(SM) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Dow Jones Internet Composite Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index represents companies that generate the majority of their revenues via the Internet. The Index was designed and is maintained according to a set of rules that were devised with the goal of providing clear and accurate views of the growing Internet market segment. The Index aims to consistently represent 80% of the float-adjusted Internet equity universe. The Index contains two sub-indexes, the Dow Jones Internet Commerce Index and the Dow Jones Internet Services Index. For its stock to be eligible for the "universe," a company must generate at least 50% of annual sales/revenues from the Internet, and be currently included in the Dow Jones U.S. Index. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 06/23/06.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (06/19/06)    Inception (06/19/06)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                              -10.70%              -13.65%              12.03%                    5.76%
 Market Value                                     -11.05%              -13.62%              12.08%                    5.78%
 INDEX PERFORMANCE
 Dow Jones Internet Composite Index(SM)           -10.46%              -13.16%              13.28%                    6.32%
 S&P 500 Index                                    -11.91%              -13.12%               7.36%                    3.56%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
BEA Systems, Inc. was the biggest contributor to the portfolio's return over the six months ended June 30, 2008, as the firm was acquired by Oracle Corp. during the period. Check Point Software Technologies Ltd. and Ariba, Inc. contributed positively to portfolio results, as both reported solid earnings results over the period. Amazon.com, Inc. was the biggest drag on performance after the Internet retailer posted results that did not live up to lofty expectations.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

             TOP-PERFORMING STOCKS            BOTTOM-PERFORMING STOCKS
               BEA Systems, Inc.                  Amazon.com, Inc.
    Check Point Software Technologies Ltd.      Google, Inc., Class A
                  Ariba, Inc.                        eBay, Inc.
              CNET Networks, Inc.               IAC/InterActiveCorp.
              Priceline.com, Inc.              Monster Worldwide, Inc.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Information Technology                                              71.19%
Consumer Discretionary                                              20.19
Financials                                                           4.50
Health Care                                                          2.18
Industrials                                                          1.94
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
eBay, Inc.                                                          10.44%
Google, Inc., Class A                                               10.17
Yahoo!, Inc.                                                         9.78
Amazon.com, Inc.                                                     9.72
Jupiner Networks, Inc.                                               9.13
Salesforce. Com                                                      4.98
VeriSign, Inc.                                                       4.96
Akamai Technologies, Inc.                                            4.56
TD Ameritrade Holding Corp.                                          3.45
Check Point Software Technologies Ltd.                               3.29
                                                                   ------
     Total                                                          70.48%
                                                                   ======

_____________________
Dow Jones and Dow Jones Internet Composite Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The Fund, based on the Dow Jones Internet Composite Index(SM), is not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FDV - FIRST TRUST DB STRATEGIC VALUE INDEX FUND

The First Trust DB Strategic Value Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Deutsche Bank CROCI(R) US+ Index(TM) (the "Index"). The objective of the Index is to identify companies that may be undervalued based upon their "economic" price/earnings ratios. The Index is an equal dollar-weighted index which is intended to reflect the total return performance of 40 stocks with the lowest CROCI(R) Economic Price Earnings Ratios determined by taking the 251 stocks with the highest market capitalization in the S&P 500(R) Index and then excluding any stocks issued by financial companies. The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 07/11/06.


-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (07/06/06)    Inception (07/06/06)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -7.84%               -9.57%              12.53%                    6.13%
 Market Value                                      -8.26%               -9.68%              12.53%                    6.13%
 INDEX PERFORMANCE
 Deutsche Bank CROCI(R) US+ Index(TM)              -7.67%               -9.14%              13.32%                    6.50%
 S&P 500 Value Index                              -16.04%              -20.24%              -3.25%                   -1.65%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The energy sector was the biggest contributor to performance over the six months ended June 30, 2008. The sector posted strong returns as sustained global economic activity led to rising crude oil prices throughout the first half of the year. Materials stocks also posted strong returns over the period, boosting portfolio performance. The portfolio had no financial exposure as the Index does not hold them. Consumer discretionary stocks were the biggest drag on absolute portfolio performance, as consumer spending worries weighed on shares over the period. Industrials and telecommunication services also posted returns that trailed the overall market.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

       TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
           Apache Corp.                           Merck & Co., Inc.
           Yahoo!, Inc.                        Ingersoll-Rand Co. Ltd.
    Occidental Petroleum Corp.                   News Corp., Class A
       Zimmer Holdings, Inc.                     CBS Corp., Class B
            Nucor Corp.                        Sun Microsystems, Inc.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------

Health Care                                                         28.47%
Consumer Discretionary                                              23.23
Energy                                                              18.97
Information Technology                                              14.61
Industrials                                                          9.43
Telecommunication Services                                           2.79
Materials                                                            2.50
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Wyeth                                                                2.91%
Amgen, Inc.                                                          2.83
Sprint Nextel Corp.                                                  2.79
Apache Corp.                                                         2.77
Noble Corp.                                                          2.75
Marathon Oil Corp.                                                   2.74
ConocoPhilips                                                        2.71
Chevron Corp.                                                        2.67
Exxon Mobil Corp.                                                    2.66
Xerox Corp.                                                          2.66
                                                                   ------
     Total                                                          27.49%
                                                                   ======

________________________
"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index(TM)" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust or the Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FVI - FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

The First Trust Value Line(R) Equity Allocation Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Equity Allocation Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the 1,700-stock Value Line(R) universe across market capitalizations and investment styles for growth and value that appear to have the greatest potential for capital appreciation. The Index is rebalanced on a semi-annual basis on the fourth business day of the week containing the third Friday of February and August. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 12/07/06.


-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (12/05/06)    Inception (12/05/06)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -8.50%              -10.74%              -5.30%                   -3.41%
 Market Value                                      -8.76%              -10.74%              -5.25%                   -3.38%
 INDEX PERFORMANCE
 Value Line(R) Equity Allocation Index             -8.15%              -10.10%              -4.49%                   -2.88%
 Russell 3000 Index                               -11.04%              -12.62%              -6.30%                   -4.06%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
Materials and energy were the best performing sectors and biggest contributors to portfolio performance over the six months ended June 30, 2008. Both sectors benefited from continued global economic growth over the period which pushed many commodities to record highs. The financials sector had the biggest negative impact on portfolio performance as continued credit market turmoil sent shares of these stocks lower. Industrials and telecommunications stocks also posted returns that trailed the broader market and held back portfolio performance.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

        TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
    Alpha Natural Resources, Inc.               Bank of America Corp.
          Massey Energy Co.                        CNH Global N.V.
       Cleveland-Cliffs, Inc.                 XL Capital Ltd., Class A
           Halliburton Co.                     International Paper Co.
     Fording Canadian Coal Trust                     Garmin Ltd.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Financials                                                          15.69%
Consumer Discretionary                                              14.49
Industrials                                                         12.64
Consumer Staples                                                    11.19
Materials                                                           10.98
Information Technology                                               9.36
Health Care                                                          8.49
Energy                                                               8.48
Utilities                                                            7.63
Telecommunication Services                                           1.05
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Halliburton Co.                                                      1.90%
BHP Billiton Ltd. PLC, ADR                                           1.57
Diamond Offshore Drilling, Inc.                                      1.55
Nucor Corp.                                                          1.50
Union Pacific Corp.                                                  1.46
Alpha Natural Resources, Inc.                                        1.41
Wal-Mart Stores, Inc.                                                1.39
Southern Copper Corp.                                                1.35
Exxon Mobil Corp.                                                    1.30
Estee Lauder (The) Cos., Inc., Class A                               1.29
                                                                   ------
     Total                                                          14.72%
                                                                   ======

_________________________
"Value Line(R)" and "Value Line(R) Equity Allocation Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Equity Allocation Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

The First Trust Value Line(R) Dividend Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) Dividend Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is designed to objectively identify and select those stocks from the universe of stocks of which Value Line, Inc.(R) gives a Safety(TM) Ranking of #1 or #2 in the Value Line(R) Safety(TM) Ranking System and have the potential to pay above-average dividend and capital appreciation. The Index is rebalanced on a monthly basis. The Fund's shares are listed for trading on the AMEX.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (08/19/03)    Inception (08/19/03)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -9.74%              -15.06%              40.67%                    7.27%
 Market Value                                     -10.03%              -15.01%              40.67%                    7.27%
 INDEX PERFORMANCE
 Value Line(R) Dividend Index                      -9.45%              -14.46%               N/A                       N/A
 S&P 500 Index                                    -11.91%              -13.12%              39.76%                    7.12%
-----------------------------------------------------------------------------------------------------------------------------------

   On December 15, 2006, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund," a closed-end fund), which had an inception date of August 19, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVD Fund. The inception date of the Index was July 3, 2006. Returns for the Index are only disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (12/15/06) through period end (6/30/08) were -13.03% and -12.62% at NAV and Market Value, respectively. That compares to an Index return of -12.06% for the same period. The average annual returns for the period from the reorganization date (12/15/06) through period end (6/30/08) were -8.67% and -8.39% at NAV and Market Value, respectively. That compares to an Index return of -7.99% for the same period.

   NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to December 15, 2006, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVD Fund and the price used to calculate Market Value return was the AMEX closing market price of the Predecessor FVD Fund.

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The energy sector was the only sector to post a positive return in the portfolio over the six months ended June 30, 2008. Utility shares (21.7% average weight in the portfolio over the period) posted a small negative return although this return was well ahead of the broader market. The financials sector was the biggest drag on performance, as deteriorating credit market conditions weighed on shares. The sector had the largest weight in the portfolio (27.8% average weight in the portfolio over the period) and also turned in the second worst performance. Consumer discretionary and telecommunication services stocks also turned in performance that trailed the overall market.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

     TOP-PERFORMING STOCKS                    BOTTOM-PERFORMING STOCKS
     National Fuel Gas Co.                       Fifth Third Bancorp
         Diebold, Inc.                            Gannett Co., Inc.
         Snap-on, Inc.                                HNI Corp.
           UDR, Inc.                            Bank of America Corp.
    William Wrigley Jr. Co.                   XL Capital Ltd., Class A

___________________
"Value Line(R)" and "Value Line(R) Dividend Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) Dividend Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FVD - FIRST TRUST VALUE LINE (R) DIVIDEND INDEX FUND (CONTINUED)


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Financials                                                          28.70%
Utilities                                                           24.14
Consumer Staples                                                    12.52
Consumer Discretionary                                               8.69
Industrials                                                          8.03
Health Care                                                          5.90
Materials                                                            3.66
Energy                                                               3.29
Telecommunication Services                                           2.54
Information Technology                                               2.53
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Novartis AG, ADR                                                     0.69%
Bristol-Myers Squibb Co.                                             0.68
Royal Dutch Shell PLC, ADR                                           0.68
City National Corp.                                                  0.67
Sanofi-Aventis, ADR                                                  0.67
Total SA, ADR                                                        0.67
BP PLC, ADR                                                          0.66
Energy East Corp.                                                    0.66
Sempra Energy                                                        0.66
Zions Bancorporation                                                 0.66
                                                                   ------
     Total                                                           6.70%
                                                                   ======

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

QQXT - FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

The First Trust NASDAQ-100 Ex-Technology Sector Index(SM)Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ-100 Ex-Tech Sector Index(SM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index contains securities of the NASDAQ-100 Index(R) that are not classified as "technology" according to the Industry Classification Benchmark classification system and, as a result, is a subset of the NASDAQ-100 Index(R). The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market, Inc. ("NASDAQ(R)") based on market capitalization. The Index is equally-weighted and is rebalanced four times annually in March, June, September and December. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/15/07.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (02/08/07)    Inception (02/08/07)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                              -14.52%              -13.37%              -9.43%                   -6.88%
 Market Value                                     -14.51%              -13.33%              -9.38%                   -6.85%
 INDEX PERFORMANCE
 NASDAQ-100 Ex-Tech Sector Index(SM)              -14.34%              -12.93%              -7.11%                   -5.20%
 Russell 1000 Index                               -11.20%              -12.36%              -8.67%                   -6.31%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The materials sector produced strong returns over the six months ended June 30, 2008 and was the only sector to post a positive return in the portfolio. Telecommunication services and health care stocks also performed well relative to the broader market. Consumer discretionary stocks were the biggest drag on portfolio performance. The sector had the largest weight in the portfolio (31.3% average weight in the portfolio over the period) and had the second worst performance over the period. Industrial and consumer staples stocks also hurt performance as both sectors posted returns that trailed the broader market.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

        TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
    Vertex Pharmaceuticals, Inc.                        UAL Corp.
            Celgene Corp.                              Garmin Ltd.
        Steel Dynamics, Inc.                  Focus Media Holding Ltd., ADR
        Gilead Sciences, Inc.                  Apollo Group, Inc., Class A
      Activision Blizzard, Inc.                 Whole Foods Market, Inc.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector (1)                                                    Investments
-------------------------------------------------------------------------
Consumer Discretionary                                              36.83%
Health Care                                                         24.18
Industrials                                                         17.11
Information Technology                                               8.98
Telecommunication Services                                           4.99
Consumer Staples                                                     4.97
Materials                                                            2.94
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Amgen, Inc.                                                          1.90%
Genzyme Corp.                                                        1.89
Celgene Corp.                                                        1.85
Vertex Pharmaceuticals, Inc.                                         1.85
Steel Dynamics, Inc.                                                 1.83
Staples, Inc.                                                        1.82
Teva Pharmaceutical Industries Ltd., ADR                             1.81
Activision, Inc.                                                     1.78
Ryanair Holdings PLC, ADR                                            1.77
Costco Wholesale Corp.                                               1.75
                                                                   ------
     Total                                                          18.25%
                                                                   ======

(1) The above sector allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.

______________________________
NASDAQ, NASDAQ-100, NASDAQ-100 Index(R), and NASDAQ-100 Ex-Tech Sector Index(SM) are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

QCLN - FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES INDEX FUND

The First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. All component securities of the Index are included in the NASDAQ(R) Clean Edge(R) U.S. Index (the "Clean Edge(R) Index"), an equity index designed to track the performance of clean energy companies that are publicly traded in the United States and includes companies engaged in manufacturing, development, distribution and installation of emerging clean-energy technologies including, but not limited to, solar photovoltaics, biofuels and advanced batteries. The Index is a modified market capitalization weighted index and under the Index's weighting methodology, in contrast to the Clean Edge(R) Index, larger companies receive a larger Index weighting. The Index weighting methodology also includes caps to prevent high concentrations among larger alternative energy stocks. The Index is reconstituted semi-annually in March and September and rebalanced quarterly. The Fund's shares are listed for trading on the NASDAQ(R). The first day of secondary market trading in shares of the Fund was 02/14/07.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (02/08/07)    Inception (02/08/07)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -19.96%               5.15%              23.50%                   16.41%
 Market Value                                      -19.93%               5.42%              23.55%                   16.44%
 INDEX PERFORMANCE
 NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index  -19.65%               5.85%              24.72%                   17.20%
 Russell 2000 Index                                 -9.37%             -16.19%             -14.00%                  -10.27%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
Over the six months ended June 30, 2008, the portfolio produced returns that trailed the broader market despite rising energy prices as investors are believed to have questioned valuations in the group given future growth prospects. (Rising energy prices are generally positive for alternative energy firms as they can help make a company's technologies more cost-competitive with traditional supply sources.) Companies focused on producing semiconductors were among the better performers in the portfolio over the period. Solar-focused companies had a big negative impact on portfolio performance as evidenced by Suntech Power Holdings Co., Ltd. and SunPower Corp., the two worst performers in the portfolio by contribution to return.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

         TOP-PERFORMING STOCKS                BOTTOM-PERFORMING STOCKS
    Energy Conversion Devices, Inc.     Suntech Power Holdings Co., Ltd., ADR
      GrafTech International Ltd.              SunPower Corp., Class A
        Linear Technology Corp.            MEMC Electronic Materials, Inc.
           First Solar, Inc.                    VeraSun Energy Corp.
        ON Semiconductor Corp.              International Rectifier Corp.


_____________________________
NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The NASDAQ Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge(R)") respectively. NASDAQ(R) and Clean Edge(R) are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

QCLN - FIRST TURST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES INDEX FUND
       (CONTINUED)


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Industrials                                                         47.17%
Information Technology                                              45.00
Utilities                                                            3.18
Energy                                                               1.90
Materials                                                            1.38
Health Care                                                          0.88
Consumer Discretionary                                               0.49
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
First Solar, Inc.                                                    9.28%
MEMC Electronic Materials, Inc.                                      8.07
Linear Technology Corp.                                              7.94
Suntech Power Holdings Co., Ltd. ADR                                 5.34
ON Semiconductor Corp.                                               5.13
Itron, Inc,                                                          4.34
Energy Conversion Devices, Inc.                                      4.25
GrafTech International Ltd.                                          3.95
SunPower Corp., Class A                                              3.88
Ormat Technologies, Inc.                                             3.18
                                                                   ------
     Total                                                          55.36%
                                                                   ======

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FRI - FIRST TRUST S&P REIT INDEX FUND

The First Trust S&P REIT Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P REIT Composite Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index measures the securitized U.S. real estate investment trust ("REIT") market and is comprised of 100 companies and covers approximately 89% of the U.S. REIT market (based on capitalization) and maintains a constituency that reflects the composition of the overall REIT market. The Index contains securities selected for market representation according to geography and property type. All securities in the Index satisfy the Index's liquidity, price, and market capitalization requirements. The Standard & Poor's Index Committee, a team of Standard & Poor's economists and index analysts, maintains the Index. The S&P Index Committee makes constituent changes on an as-needed basis. Share adjustments that exceed 5% are made at the time of the change. Share adjustments of less than 5% are made on a quarterly basis. The Fund's shares are listed for trading on the AMEX. The first day of secondary market trading in shares of the Fund was 05/10/07.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 FUND PERFORMANCE
 NAV                                               -4.36%              -15.65%             -22.61%                  -20.05%
 Market Value                                      -4.12%              -15.77%             -22.55%                  -20.00%
 INDEX PERFORMANCE
 S&P REIT Composite Index                          -4.30%              -15.60%             -22.52%                  -19.93%
 Russell 3000 Index                               -11.04%              -12.62%             -12.72%                  -11.18%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
REIT shares held up well relative to the broader equity market in the six months ended June 30, 2008. Residential REITs were the top performing REIT sub-industry led by top performers Equity Residential and UDR, Inc. Diversified REITs also posted positive returns over the period. Mortgage REITs turned in the worst performance of REIT shares as both stocks in the group (iStar Financial, Inc. and Thornburg Mortgage, Inc.) were among the bottom performers in the portfolio. A small weighting in mortgage REITs (1.1% average weight in the portfolio over the period) limited their impact on overall performance. Industrial REITs were the second worst performing sub-industry in the portfolio.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

       TOP-PERFORMING STOCKS                   BOTTOM-PERFORMING STOCKS
          Public Storage                               ProLogis
    Simon Property Group, Inc.                   iStar Financial, Inc.
        Equity Residential                  General Growth Properties, Inc.
             UDR, Inc.                        Host Hotels & Resorts, Inc.
      Liberty Property Trust                   Thornburg Mortgage, Inc.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Financials                                                         100.00%
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Simon Property Group, Inc.                                           7.74%
ProLogis                                                             5.46
Vornado Realty Trust                                                 4.56
Boston Properties, Inc.                                              4.14
Equity Residential                                                   3.97
Public Storage                                                       3.82
General Growth Properties, Inc.                                      3.59
Kimco Realty Corp.                                                   3.36
HCP, Inc.                                                            2.86
Plum Creek Timber Co., Inc.                                          2.80
                                                                   ------
     Total                                                          42.30%
                                                                   ======

______________________________
Standard & Poor's(R), S&P(R) and S&P REIT Composite Index are registered trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Advisors L.P. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation, warranty or condition regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FIW - FIRST TRUST ISE WATER INDEX FUND

The First Trust ISE Water Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE Water Index(TM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a modified market capitalization weighted index comprised of 36 stocks that derive a substantial portion of their revenues from the potable and wastewater industries. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was 05/11/07.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -1.96%                0.98%               9.92%                    8.61%
 Market Value                                      -1.92%                1.22%               9.97%                    8.65%
 INDEX PERFORMANCE
 ISE Water Index(TM)                               -1.81%                1.48%              10.56%                    9.14%
 Russell 3000 Index                               -11.04%              -12.62%             -12.72%                  -11.18%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The portfolio produced solid returns over the six months ended June 30, 2008 relative to the broader equity market due to the continued global demand for water and water infrastructure needed to support both developed and developing economies. Companies focused on producing the parts and equipment and technology needed to support the growth of the water industry fared best over the period. Water utilities posted returns that trailed those of the portfolio as a whole during the period.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

       TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
          Flowserve Corp.                      Veolia Environment, ADR
           Lindsay Corp.                         Aqua America, Inc.
        Northwest Pipe Co.                    IDEXX Laboratories, Inc.
     Mueller Industries, Inc.                     Nalco Holding Co.
    Ameron International Corp.                        SJW Corp.


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Industrials                                                         62.81%
Utilities                                                           24.07
Materials                                                            6.56
Health Care                                                          3.03
Information Technology                                               2.19
Financials                                                           1.34
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Penair, Inc.                                                         4.38%
Flowserve Corp.                                                      4.34
ITT Corp.                                                            4.26
Companhia de Saneamento Basico do
     Estado de Sao Paulo, ADR                                        4.17
IDEX Corp.                                                           4.03
Aqua America, Inc.                                                   3.93
Veolia Environment, ADR                                              3.92
Crane Co.                                                            3.90
Tetra Tech, Inc.                                                     3.74
Roper Industries, Inc.                                               3.72
                                                                   ------
     Total                                                          40.39%
                                                                   ======

__________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE Water Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE Water Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FCG - FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

The First Trust ISE-Revere Natural Gas Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE-REVERE Natural Gas Index(TM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-weighted index comprised of exchange-listed companies that derive a substantial portion of their revenues from the exploration and production of natural gas. The Index is constructed by establishing the universe of stocks listed in the U.S. of companies involved in the natural gas exploration and production industries and then eliminates stocks whose natural gas proven reserves do not meet certain requirements. The Index then ranks all candidate stocks using four different methods and, often averaging the rankings, selects the top 30 stocks based on the final rank. The Index is rebalanced on a quarterly basis. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was 05/11/07.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               41.10%               55.23%              57.55%                   48.73%
 Market Value                                      41.11%               55.33%              57.50%                   48.69%
 INDEX PERFORMANCE
 ISE-REVERE Natural Gas Index(TM)                  42.17%               56.90%              59.42%                   50.12%
 Russell 3000 Index                               -11.04%              -12.62%             -12.72%                  -11.18%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The Fund posted strong returns over the six months ended June 30, 2008, helped by rising natural gas prices. Natural gas prices rose dramatically over the period going from $7.483/Million British Thermal Units ("MMbtu") at the beginning of the year to $13.353/MMbtu as of 6/30/08. Drilling activity was especially strong as Baker Hughes reported that natural gas rig counts resumed their increase to a new record high of 1,530 by the end of June 2008. In addition, front month Nymex WTI crude oil gained 46% over the period, increasing from $95.98 per barrel to $140.00 per barrel by the end of the period, which helped the bottom line of many natural gas companies that have oil operations.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

         TOP-PERFORMING STOCKS              BOTTOM-PERFORMING STOCKS
        Brigham Exploration Co.               Edge Petroleum Corp.
       Comstock Resources, Inc.               NGAS Resources, Inc.
          Cimarex Energy Co.                 McMoRan Exploration Co.
         Cabot Oil & Gas Corp.               Petrohawk Energy Corp.
    St. Mary Land & Exploration Co.          Dorchester Minerals LP


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Energy                                                              96.58%
Utilities                                                            3.42
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Comstock Resources, Inc.                                             4.05%
PetroQuest Energy, Inc.                                              3.77
Dorchester Minerals LP                                               3.64
Chesapeake Energy Corp.                                              3.59
St. Mary Land & Exploration Co.                                      3.55
Mariner Energy, Inc.                                                 3.47
Questar Corp.                                                        3.42
Newfield Exploration Co.                                             3.40
Ultra Petroleum Corp.                                                3.39
W&T Offshore, Inc.                                                   3.39
                                                                   ------
     Total                                                          35.67%
                                                                   ======

__________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE-REVERE Natural Gas Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FNI - FIRST TRUST ISE CHINDIA INDEX FUND

The First Trust ISE Chindia Index Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the ISE ChIndia Index(TM) (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is a non-market capitalization weighted portfolio of 50 American Depositary Receipts, American Depositary Shares and/or stocks selected from a universe of all listed ADRs, ADSs, and/or stocks of companies from China and India currently trading on a U.S. exchange. The Index is rebalanced on a semi-annual basis. The Fund's shares are listed for trading on the NYSE Arca, Inc. The first day of secondary market trading in shares of the Fund was 05/11/07.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (05/08/07)    Inception (05/08/07)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                              -28.02%               -8.81%              -0.15%                   -0.13%
 Market Value                                     -28.08%               -8.81%              -0.20%                   -0.17%
 INDEX PERFORMANCE
 ISE ChIndia Index(TM)                            -27.90%               -8.22%               0.59%                    0.51%
 Russell 3000 Index                               -11.04%              -12.62%             -12.72%                  -11.18%
-----------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 24.)

PERFORMANCE REVIEW
The portfolio produced poor results over the six months ended June 30, 2008 as investors took profits given mounting questions about the sustainability of economic growth in both China and India and uneasiness over equity valuations. Both countries shared equally in producing the downside results to the portfolio's return. Chinese stocks were responsible for slightly more of the absolute downside contribution to return but when adjusted for each country's weight in the portfolio during the period, Indian stocks slightly underperformed their Chinese peers.

-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

         TOP-PERFORMING STOCKS                  BOTTOM-PERFORMING STOCKS
    Infosys Technologies Ltd., ADR                ICICI Bank Ltd., ADR
            CNOOC Ltd., ADR               Sterlite Industries (India) Ltd., ADR
            Sohu.com, Inc.                China Petroleum & Chemical Corp., ADR
       Nam Tai Electronics, Inc.                   HDFC Bank Ltd., ADR
         WuXi PharmaTech, Inc.                  PetroChina Co. Ltd., ADR


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Information Technology                                              30.93%
Financials                                                          17.24
Energy                                                              15.56
Telecommunications Services                                         12.21
Industrials                                                          9.88
Consumer Discretionary                                               4.73
Health Care                                                          4.49
Materials                                                            4.33
Utilities                                                            0.63
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
PetroChina Co., Ltd., ADR                                            7.52%
China Mobile Ltd., ADR                                               7.41
Baidu.com, Inc., ADR                                                 7.26
Infosys Technologies Ltd., ADR                                       6.97
HDFC Bank Ltd., ADR                                                  6.43
ICICI Bank Ltd., ADR                                                 5.96
CNOOC Ltd., ADR                                                      4.49
China Life Insurance Co. Ltd., ADR                                   4.12
Suntech Power Holdings Co. Ltd., ADR                                 3.95
Wipro Ltd., ADR                                                      3.90
                                                                   ------
     Total                                                          58.01%
                                                                   ======

___________________________
"International Securities Exchange(TM)", "ISE(TM)" and "ISE ChIndia Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. The Fund, based on the ISE ChIndia Index(TM), is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

The First Trust Value Line(R) 100 Exchange-Traded Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Value Line(R) 100 Index (the "Index"). The Fund will normally invest at least 90% of its total assets in common stocks that comprise the Index. The Index is an equal-dollar weighted index that is designed to objectively identify and select 100 stocks from the universe of stocks to which Value Line(R) assigns a #1 ranking in the Value Line(R) TimelinessTM Ranking System (the "Ranking System"). At any one time, only 100 stocks are assigned a #1 ranking in the Ranking System. The Index is rebalanced quarterly. The Fund's shares are listed for trading on the AMEX.

-----------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  AVERAGE ANNUAL
                                                               CUMULATIVE TOTAL RETURNS                           TOTAL RETURNS
                                                6 Months Ended       1 Year Ended     Inception (06/12/03)    Inception (06/12/03)
                                                   06/30/08            06/30/08            to 06/30/08             to 06/30/08
 FUND PERFORMANCE
 NAV                                               -8.54%               -1.80%              60.63%                    9.83%
 Market Value                                      -8.85%               -1.74%              60.63%                    9.83%
 INDEX PERFORMANCE
 Value Line(R) 100 Index                           -8.52%               -1.39%               N/A                       N/A
 Russell 3000 Index                               -11.04%              -12.62%              48.02%                    8.07%
-----------------------------------------------------------------------------------------------------------------------------------

   On June 15, 2007, the Fund acquired the assets and adopted the financial and performance history of First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund," a closed-end fund), which had an inception date of June 12, 2003. The inception date total returns at NAV include the sales load of $0.675 per share on the initial offering. The investment goals, strategies and policies of the Fund are substantially similar to those of the Predecessor FVL Fund. The inception date of the Index was January 16, 2007. Returns for the Index will only be disclosed for those periods in which the Index was in existence for the entire period. The cumulative total returns for the period from the reorganization date (06/15/07) through period end (6/30/08) were -2.50% and -2.50% at NAV and Market Value, respectively. That compares to an Index return of -2.09% for that same period. The average annual returns for the period from the reorganization date (6/15/07) through period end (6/30/08) were -2.40% and -2.40% at NAV and Market Value, respectively. That compares to an Index return of -2.01% for the same period.

   NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively. Prior to June 15, 2007, NAV and Market Value returns assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of the Predecessor FVL Fund and the price used to calculate Market Value return was the AMEX closing market price of the Predecessor FVL Fund.

(See Notes to Fund Performance Overview on page 24.)


PERFORMANCE REVIEW
The portfolio produced returns ahead of the broader market over the six months ended June 30, 2008, as the growth-oriented momentum stocks the portfolio favors outpaced the broader market. Energy stocks were the biggest contributors to portfolio performance on an absolute basis. The portfolio benefited from strong returns in the sector since energy stocks in the portfolio outperformed the energy stocks in the benchmark. Materials stocks were the second largest contributor to portfolio performance as strong returns and a large weighting relative to the broader market benefitted portfolio performance. Information technology stocks had the biggest negative impact on portfolio performance as returns in the sector trailed the broader market. Poor performance from the portfolio's consumer discretionary and health care holdings also hurt portfolio performance.


________________________
"Value Line(R)" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Fund. The Fund, based on the Value Line(R) 100 Index, is not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

-------------------------------------------------------------------------------
Fund Performance Overview (Continued)
-------------------------------------------------------------------------------

FVL - FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND (CONTINUED)


-------------------------------------------------------------------------------
                   TOP FIVE AND BOTTOM FIVE PERFORMING STOCKS
-------------------------------------------------------------------------------
       (by contribution to return over the six months ended June 30, 2008)

          TOP-PERFORMING STOCKS                 BOTTOM-PERFORMING STOCKS
         Cleveland-Cliffs, Inc.                    Sigma Designs, Inc.
         Southwestern Energy Co.               Onyx Pharmaceuticals, Inc.
   Potash Corp. of Saskatchewan, Inc.              Global Sources Ltd.
               Mosaic Co.                   Learning Tree International, Inc.
              Agrium, Inc.                       SunPower Corp., Class A


Portfolio Sector Allocation as of June 30, 2008
                                                           % of Long-Term
Sector                                                        Investments
-------------------------------------------------------------------------
Industrials                                                         25.84%
Energy                                                              23.80
Materials                                                           12.95
Information Technology                                              11.90
Consumer Discretionary                                              10.88
Health Care                                                          9.39
Consumer Staples                                                     3.16
Utilities                                                            1.06
Financials                                                           1.02
                                                                   ------
     Total                                                         100.00%
                                                                   ======


Top Ten Portfolio Holdings as of June 30, 2008
                                                           % of Long-Term
Security                                                      Investments
-------------------------------------------------------------------------
Alpha Natural Resources, Inc.                                        1.13%
Genco Shipping & Trading Ltd.                                        1.13
Cleveland-Cliffs, Inc.                                               1.12
Weatherford International Ltd.                                       1.11
Illumina, Inc.                                                       1.10
FTI Consulting, Inc.                                                 1.09
Murphy Oil Corp.                                                     1.09
Flowserve Corp.                                                      1.08
Universal Health Services, Inc., Class B                             1.07
FLIR Systems, Inc.                                                   1.07
                                                                   ------
     Total                                                          10.99%
                                                                   ======

-------------------------------------------------------------------------------
Notes to Fund Performance Overview
-------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" respresent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Value") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and Market Value returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Value, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

First Trust Exchange-Traded Fund
Understanding Your Fund Expenses
June 30, 2008 (Unaudited)


As a shareholder of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust IPOX-100 Index Fund, First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, First Trust NASDAQ-100-Technology Sector Index(SM) Fund, First Trust Amex(R) Biotechnology Index Fund, First Trust Dow Jones Internet Index(SM) Fund, First Trust DB Strategic Value Index Fund, First Trust Value Line(R) Equity Allocation Index Fund, First Trust Value Line(R) Dividend Index Fund, First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund, First Trust S&P REIT Index Fund, First Trust ISE Water Index Fund, First Trust ISE-Revere Natural Gas Index Fund, First Trust ISE Chindia Index Fund, or First Trust Value Line(R) 100 Exchange-Traded Fund (collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses.This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2008.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions paid on purchases and sales of Fund shares. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                    Annualized
                                                                                    Expense Ratio
                                              Beginning         Ending              Based on the           Expenses Paid
                                              Account Value     Account Value       Six-Month              During the
                                              January 1, 2008   June 30, 2008       Period (a)             Six-Month Period (b)

FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND
Actual                                        $1,000.00         $  877.50           0.60%                  $2.80
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND
Actual                                        $1,000.00         $  740.80           0.45%                  $1.95
Hypothetical (5% return before expenses)      $1,000.00         $1,022.63           0.45%                  $2.26


FIRST TRUST IPOX-100 INDEX FUND
Actual                                        $1,000.00         $  927.00           0.60%                  $2.87
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND
Actual                                        $1,000.00         $  876.20           0.60%                  $2.80
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                        $1,000.00         $  907.40           0.60%                  $2.85
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


                                                                         Page 25


First Trust Exchange-Traded Fund
Understanding Your Fund Expenses (Continued)
June 30, 2008 (Unaudited)


                                                                                    Annualized
                                                                                    Expense Ratio
                                              Beginning         Ending              Based on the           Expenses Paid
                                              Account Value     Account Value       Six-Month              During the
                                              January 1, 2008   June 30, 2008       Period (a)             Six-Month Period (b)


FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND
Actual                                        $1,000.00         $  934.80           0.60%                  $2.89
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND
Actual                                        $1,000.00         $  893.00           0.60%                  $2.82
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST DB STRATEGIC VALUE INDEX FUND
Actual                                        $1,000.00         $  921.60           0.65%                  $3.11
Hypothetical (5% return before expenses)      $1,000.00         $1,021.63           0.65%                  $3.27


FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND
Actual                                        $1,000.00         $  915.00           0.70%                  $3.33
Hypothetical (5% return before expenses)      $1,000.00         $1,021.38           0.70%                  $3.52


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND
Actual                                        $1,000.00         $  902.60           0.70%                  $3.31
Hypothetical (5% return before expenses)      $1,000.00         $1,021.38           0.70%                  $3.52


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND
Actual                                        $1,000.00         $  854.80           0.60%                  $2.77
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES INDEX FUND
Actual                                        $1,000.00         $  800.40           0.60%                  $2.69
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST S&P REIT INDEX FUND
Actual                                        $1,000.00         $  956.40           0.50%                  $2.43
Hypothetical (5% return before expenses)      $1,000.00         $1,022.38           0.50%                  $2.51


FIRST TRUST ISE WATER INDEX FUND
Actual                                        $1,000.00         $  980.40           0.60%                  $2.95
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND
Actual                                        $1,000.00         $1,411.00           0.60%                  $3.60
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST ISE CHINDIA INDEX FUND
Actual                                        $1,000.00         $  719.80           0.60%                  $2.57
Hypothetical (5% return before expenses)      $1,000.00         $1,021.88           0.60%                  $3.02


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND
Actual                                        $1,000.00         $  914.60           0.70%                  $3.33
Hypothetical (5% return before expenses)      $1,000.00         $1,021.38           0.70%                  $3.52

(a) These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (January 1, 2008 through June 30, 2008), multiplied by 182/366.

First Trust Dow Jones Select MicroCap Index(SM) Fund

Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.2%
            AEROSPACE & DEFENSE--0.7%
    1,773   American Science & Engineering,
               Inc.                             $      91,363
    1,704   LMI Aerospace, Inc. (b)                    29,939
                                                -------------
                                                      121,302
                                                -------------
            AIR FREIGHT & LOGISTICS--0.1%
    1,478   Park-Ohio Holdings Corp. (b)               21,815
                                                -------------
            AIRLINES--0.4%
    2,624   Allegiant Travel Co. (b)                   48,780
    3,482   Pinnacle Airlines Corp. (b)                11,003
                                                -------------
                                                       59,783
                                                -------------
            AUTO COMPONENTS--1.3%
    4,217   ATC Technology Corp. (b)                   98,172
    5,824   Spartan Motors, Inc.                       43,505
    4,201   Superior Industries International,
               Inc.                                    70,913
                                                -------------
                                                      212,590
                                                -------------
            BEVERAGES--0.5%
    1,924   Boston Beer (The) Co., Inc.,
               Class A (b)                             78,269
    1,989   MGP Ingredients, Inc.                      11,536
                                                -------------
                                                       89,805
                                                -------------
            BUILDING PRODUCTS--0.9%
    5,400   Gibraltar Industries, Inc.                 86,238
    3,171   Insteel Industries, Inc.                   58,061
                                                -------------
                                                      144,299
                                                -------------
            CAPITAL MARKETS--0.8%
    3,902   Calamos Asset Management, Inc.,
               Class A                                 66,451
    6,761   TradeStation Group, Inc. (b)               68,624
                                                -------------
                                                      135,075
                                                -------------
            CHEMICALS--3.4%
    4,702   A. Schulman, Inc.                         108,287
    3,641   American Vanguard Corp.                    44,784
    4,394   Flotek Industries, Inc. (b)                90,604
    5,303   ICO, Inc. (b)                              31,924
    4,007   Koppers Holdings, Inc.                    167,774
    4,690   Landec Corp. (b)                           30,344
    2,951   LSB Industries, Inc. (b)                   58,430
    2,176   Penford Corp.                              32,379
                                                -------------
                                                      564,526
                                                -------------
            COMMERCIAL BANKS--6.5%
    2,443   Bank of the Ozarks, Inc.                   36,303
    4,118   Cascade Bancorp                            31,709
    4,278   Chemical Financial Corp.                   87,271
    3,146   City Holding Co.                          128,262
    3,892   CoBiz Financial, Inc.                      25,609
    5,800   Community Bank System, Inc.               119,596


Shares      Description                                 Value
-------------------------------------------------------------

            COMMERCIAL BANKS (CONTINUED)
    2,309   Greene Bancshares, Inc.             $      32,372
    3,159   Independent Bank Corp.                     75,311
    4,359   Nara Bancorp, Inc.                         46,772
    6,252   NBT Bancorp, Inc.                         128,854
    5,943   PrivateBancorp, Inc.                      180,548
    4,056   Renasant Corp.                             59,745
    2,950   Seacoast Banking Corp. of Florida          22,892
    5,170   Texas Capital Bancshares, Inc. (b)         82,720
    3,010   West Coast Bancorp                         26,097
                                                -------------
                                                    1,084,061
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--6.4%
    3,056   American Ecology Corp.                     90,243
    5,177   Bowne & Co., Inc.                          66,007
    9,707   CBIZ, Inc. (b)                             77,171
    2,741   CDI Corp.                                  69,731
    2,697   COMSYS IT Partners, Inc. (b)               24,597
    2,209   Cornell Cos., Inc. (b)                     53,259
    2,141   Courier Corp.                              42,991
    2,131   CRA International, Inc. (b)                77,036
    4,930   Ennis, Inc.                                77,155
    4,959   Hudson Highland Group, Inc. (b)            51,921
    1,358   ICF International, Inc. (b)                22,570
    5,488   Innerworkings, Inc. (b)                    65,636
    7,364   Kforce, Inc. (b)                           62,520
    4,640   LECG Corp. (b)                             40,554
    6,816   On Assignment, Inc. (b)                    54,664
    2,074   Schawk, Inc.                               24,867
   10,640   Spherion Corp. (b)                         49,157
    3,580   Team, Inc. (b)                            122,865
                                                -------------
                                                    1,072,944
                                                -------------
            COMMUNICATION EQUIPMENT--1.4%
    2,833   Anaren, Inc. (b)                           29,945
    2,933   DG Fastchannel, Inc. (b)                   50,594
    2,968   EMS Technologies, Inc. (b)                 64,821
    7,068   Ixia (b)                                   49,123
    3,752   Oplink Communications, Inc. (b)            36,019
                                                -------------
                                                      230,502
                                                -------------
            COMPUTERS & PERIPHERALS--0.8%
    4,982   STEC, Inc. (b)                             51,165
    4,052   Stratasys, Inc. (b)                        74,800
                                                -------------
                                                      125,965
                                                -------------
            CONSTRUCTION & ENGINEERING--1.2%
    1,553   Integrated Electrical Services,
            Inc. (b)                                   26,712
    1,350   Michael Baker Corp. (b)                    29,538
    1,732   Northwest Pipe Co. (b)                     96,645
    3,366   Pike Electric Corp. (b)                    55,909
                                                -------------
                                                      208,804
                                                -------------
            CONSUMER FINANCE--0.5%
    5,115   First Cash Financial Services,
               Inc. (b)                                76,674
                                                -------------


                   See Notes to Financial Statements.                   Page 27

First Trust Dow Jones Select MicroCap Index(SM) Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            DIVERSIFIED CONSUMER SERVICES--0.4%
    1,031   CPI Corp.                           $      19,311
    4,395   Universal Technical Institute,
               Inc. (b)                                54,761
                                                -------------
                                                       74,072
                                                -------------
            DIVERSIFIED FINANCIAL
               SERVICES--0.1%
    2,149   ASTA Funding, Inc.                         19,470
                                                -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--2.7%
    8,399   Alaska Communications Systems
               Group, Inc.                            100,284
    1,850   Atlantic Tele-Network, Inc.                50,894
    4,569   Consolidated Communications
               Holdings, Inc.                          68,032
   17,418   FairPoint Communications, Inc.            125,584
    6,205   Iowa Telecommunications Services,
               Inc.                                   109,270
                                                -------------
                                                      454,064
                                                -------------
            ELECTRICAL EQUIPMENT--0.7%
    2,293   Azz, Inc. (b)                              91,491
    3,886   LSI Industries, Inc.                       31,554
                                                -------------
                                                      123,045
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--3.4%
    6,524   CTS Corp.                                  65,566
    2,960   FARO Technologies, Inc. (b)                74,503
   16,239   Kemet Corp. (b)                            52,614
    3,520   LoJack Corp. (b)                           28,019
    7,247   Methode Electronics, Inc.                  75,731
    3,588   Park Electrochemical Corp.                 87,224
    3,297   SYNNEX Corp. (b)                           82,722
    8,196   T(TM) Technologies, Inc. (b)              108,270
                                                -------------
                                                      574,649
                                                -------------
            ENERGY EQUIPMENT & SERVICES--7.1%
    5,046   Bronco Drilling Co., Inc. (b)              92,745
    1,384   Dawson Geophysical Co. (b)                 82,293
    2,155   Gulf Island Fabrication, Inc.             105,444
    5,042   Matrix Service Co. (b)                    116,269
   17,333   Newpark Resources, Inc. (b)               136,237
      887   OYO Geospace Corp. (b)                     52,280
    9,614   Pioneer Drilling Co. (b)                  180,839
    2,897   Superior Well Services, Inc. (b)           91,864
    2,419   T-3 Energy Services, Inc. (b)             192,237
    2,446   Trico Marine Services, Inc. (b)            89,083
    2,242   Union Drilling, Inc. (b)                   48,607
                                                -------------
                                                    1,187,898
                                                -------------
            FOOD & STAPLES RETAILING--1.4%
    2,484   Nash Finch Co.                             85,127
    2,810   PriceSmart, Inc.                           55,582


Shares      Description                                 Value
-------------------------------------------------------------

            FOOD & STAPLES RETAILING (CONTINUED)
    4,244   Spartan Stores, Inc.                $      97,611
                                                -------------
                                                      238,320
                                                -------------
            FOOD PRODUCTS--1.7%
   15,656   Darling International, Inc. (b)           258,638
    1,616   Imperial Sugar Co.                         25,096
                                                -------------
                                                      283,734
                                                -------------
            GAS UTILITIES--0.9%
    3,923   Laclede Group (The), Inc.                 158,372
                                                -------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES--5.4%
    3,295   Aspect Medical Systems, Inc. (b)           20,726
    1,854   Cynosure, Inc. (b)                         36,746
    2,485   Datascope Corp.                           116,795
    2,456   ICU Medical, Inc. (b)                      56,193
    3,533   IRIS International, Inc. (b)               55,291
    1,681   Kensey Nash Corp. (b)                      53,876
    2,856   Medical Action Industries, Inc. (b)        29,617
    5,216   Natus Medical, Inc. (b)                   109,223
    5,958   Quidel Corp. (b)                           98,426
    6,268   Symmetry Medical, Inc. (b)                101,667
    1,573   Vital Signs, Inc.                          89,315
    4,021   Zoll Medical Corp. (b)                    135,388
                                                -------------
                                                      903,263
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--5.3%
    2,131   Air Methods Corp. (b)                      53,275
    5,485   Alliance Imaging, Inc. (b)                 47,555
    2,490   American Dental Partners, Inc. (b)         29,556
    2,279   Bio-Reference Laboratories, Inc. (b)       50,844
    5,535   Cross Country Healthcare, Inc. (b)         79,759
    1,794   Emergency Medical Services Corp. (b)       40,598
    5,508   Gentiva Health Services, Inc. (b)         104,928
    2,321   Medcath Corp. (b)                          41,732
    2,330   MWI Veterinary Supply, Inc. (b)            77,146
    6,363   Odyssey HealthCare, Inc. (b)               61,976
    2,364   Providence Service (The) Corp. (b)         49,904
    3,498   RehabCare Group, Inc. (b)                  56,073
    4,902   Res-Care, Inc. (b)                         87,158
    7,400   Sun Healthcare Group, Inc. (b)             99,086
                                                -------------
                                                      879,590
                                                -------------
            HEALTH CARE TECHNOLOGY--0.2%
    1,976   Computer Programs & Systems, Inc.          34,244
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--3.2%
    4,897   AFC Enterprises (b)                        39,127
    3,547   BJ'S Restaurants, Inc. (b)                 34,512
    3,232   Buffalo Wild Wings, Inc. (b)               80,251
    4,914   California Pizza Kitchen, Inc. (b)         54,988
    4,033   Marcus (The) Corp.                         60,293
    2,863   McCormick & Schmick's Seafood
               Restaurants, Inc. (b)                   27,599


Page 28            See Notes to Financial Statements.

First Trust Dow Jones Select MicroCap Index(SM) Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
    2,120   Monarch Casino & Resort, Inc. (b)   $      25,016
    2,085   Morton's Restaurant Group, Inc. (b)        14,345
    2,692   Peet's Coffee & Tea, Inc. (b)              53,355
    3,010   Red Robin Gourmet Burgers, Inc. (b)        83,497
    5,072   Steak N Shake (The) Co. (b)                32,106
    2,596   Town Sports International Holdings,
               Inc. (b)                                24,247
                                                -------------
                                                      529,336
                                                -------------
            HOUSEHOLD DURABLES--1.0%
    5,506   Helen of Troy Ltd. (b)                     88,757
    1,662   Lifetime Brands, Inc.                      13,545
    2,782   Universal Electronics, Inc. (b)            58,144
                                                -------------
                                                      160,446
                                                -------------
            HOUSEHOLD PRODUCTS--0.5%
    3,002   WD-40 Co.                                  87,809
                                                -------------
            INDUSTRIAL CONGLOMERATES--0.7%
    3,509   Raven Industries, Inc.                    115,025
                                                -------------
            INSURANCE--2.8%
   10,709   American Equity Investment Life
               Holding Co.                             87,278
    1,745   American Physicians Capital, Inc.          84,528
    3,068   First Mercury Financial Corp. (b)          54,120
    7,180   Meadowbrook Insurance Group, Inc.          38,054
    4,686   OneBeacon Insurance Group Ltd.             82,333
    4,041   Seabright Insurance Holdings (b)           58,514
    3,313   Stewart Information Services Corp.         64,073
                                                -------------
                                                      468,900
                                                -------------
            INTERNET & CATALOG RETAIL--1.1%
    3,816   FTD Group, Inc.                            50,867
    2,757   Gaiam, Inc. (b)                            37,247
    4,717   PetMed Express, Inc. (b)                   57,784
    3,277   Stamps.com, Inc. (b)                       40,897
                                                -------------
                                                      186,795
                                                -------------
            INTERNET SOFTWARE & SERVICES--1.5%
    3,975   Greenfield Online, Inc. (b)                59,307
    5,845   Perficient, Inc. (b)                       56,463
   11,139   SonicWALL, Inc. (b)                        71,846
    4,794   Vignette Corp. (b)                         57,528
                                                -------------
                                                      245,144
                                                -------------
            IT SERVICES--2.0%
   10,146   Ciber, Inc. (b)                            63,007
    6,465   InfoGROUP, Inc.                            28,381
    3,993   ManTech International Corp.,
               Class A (b)                            192,143
    2,541   SI International, Inc. (b)                 53,209
                                                -------------
                                                      336,740
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            LEISURE EQUIPMENT & PRODUCTS--1.3%
    5,474   JAKKS Pacific, Inc. (b)             $     119,606
    3,378   RC2 Corp. (b)                              62,696
    4,031   Sturm Ruger & Co., Inc. (b)                28,459
                                                -------------
                                                      210,761
                                                -------------
            LIFE SCIENCES TOOLS & SERVICES--1.1%
    4,386   Albany Molecular Research, Inc. (b)        58,202
    5,603   Cambrex Corp.                              32,890
    2,524   Kendle International, Inc. (b)             91,697
                                                -------------
                                                      182,789
                                                -------------
            MACHINERY--9.8%
    5,094   Altra Holdings, Inc. (b)                   85,630
    1,753   American Railcar Industries, Inc.          29,415
    1,618   Ampco-Pittsburgh Corp.                     71,969
    2,821   Badger Meter, Inc.                        142,545
    7,383   Blount International, Inc. (b)             85,717
    5,491   Chart Industries, Inc. (b)                267,081
    3,228   CIRCOR International, Inc.                158,140
    3,630   Columbus McKinnon Corp. (b)                87,410
    2,445   Dynamic Materials Corp.                    80,563
    2,069   Gehl Co. (b)                               30,601
    2,941   Greenbrier Cos., Inc.                      59,702
    2,221   Hardinge, Inc.                             29,251
    1,230   Hurco Cos., Inc. (b)                       37,995
    2,696   Kadant, Inc. (b)                           60,930
    2,140   L.B. Foster Co., Class A (b)               71,048
    2,148   Lindsay Corp.                             182,515
    2,275   Sun Hydraulics Corp.                       73,414
    1,782   Twin Disc, Inc.                            37,297
    5,920   Wabash National Corp.                      44,755
                                                -------------
                                                    1,635,978
                                                -------------
            MARINE--0.7%
    3,106   TBS International Ltd., Class A (b)       124,085
                                                -------------
            MEDIA--1.4%
    5,096   Cox Radio, Inc., Class A (b)               60,133
   10,404   Entravision Communications Corp.,
               Class A (b)                             41,824
    8,144   Journal Communications, Inc.,
               Class A                                 39,254
    3,989   Playboy Enterprises, Inc.,
               Class B (b)                             19,706
   10,245   Sinclair Broadcast Group, Inc.,
               Class A                                 77,862
                                                -------------
                                                      238,779
                                                -------------
            METALS & MINING--0.6%
    3,493   A.M. Castle & Co.                          99,935
                                                -------------
            OIL, GAS & CONSUMABLE FUELS--2.5%
    4,783   DCP Midstream Partners LP (c)             139,903
    8,301   PetroQuest Energy, Inc. (b)               223,297
    1,769   TransMontaigne Partners LP (c)             47,798
                                                -------------
                                                      410,998
                                                -------------
            PAPER & FOREST PRODUCTS--1.7%
    7,580   Buckeye Technologies, Inc. (b)             64,127


                   See Notes to Financial Statements.                   Page 29

First Trust Dow Jones Select MicroCap Index(SM) Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            PAPER & FOREST PRODUCTS (CONTINUED)
    8,686   Glatfelter                          $     117,348
    2,864   Neenah Paper, Inc.                         47,857
    3,029   Schweitzer-Mauduit International,
               Inc.                                    51,039
                                                -------------
                                                      280,371
                                                -------------
            PERSONAL PRODUCTS--1.2%
    5,275   Elizabeth Arden, Inc. (b)                  80,074
    2,740   Inter Parfums, Inc.                        41,100
    6,803   Prestige Brands Holdings, Inc. (b)         72,520
                                                -------------
                                                      193,694
                                                -------------
            PHARMACEUTICALS--0.5%
    2,466   Obagi Medical Products, Inc. (b)           21,084
    9,147   Salix Pharmaceuticals, Ltd. (b)            64,304
                                                -------------
                                                       85,388
                                                -------------
            ROAD & RAIL--0.5%
    4,237   Celadon Group, Inc. (b)                    42,328
    2,921   Marten Transport, Ltd. (b)                 46,648
                                                -------------
                                                       88,976
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--1.4%
   11,374   Cirrus Logic, Inc. (b)                     63,240
    4,186   Cohu, Inc.                                 61,450
    9,570   Mattson Technology, Inc. (b)               45,553
    5,555   Rudolph Technologies, Inc. (b)             42,774
    3,748   Ultra Clean Holdings (b)                   29,834
                                                -------------
                                                      242,851
                                                -------------
            SOFTWARE--1.4%
   11,703   Actuate Corp. (b)                          45,759
    2,658   Interactive Intelligence, Inc. (b)         30,939
    5,402   Radiant Systems, Inc. (b)                  57,963
    7,372   Tyler Technologies, Inc. (b)              100,038
                                                -------------
                                                      234,699
                                                -------------
            SPECIALTY RETAIL--2.3%
    3,924   A.C. Moore Arts & Crafts, Inc. (b)         27,664
    3,704   Big 5 Sporting Goods Corp.                 28,039
    7,109   Casual Male Retail Group, Inc. (b)         21,682
    5,363   Cato (The) Corp., Class A                  76,369
    2,230   Conn's, Inc. (b)                           35,836
    3,527   Jos. A. Bank Clothiers, Inc. (b)           94,348
    2,681   Midas, Inc. (b)                            36,194
    3,580   Monro Muffler Brake, Inc.                  55,454
    2,775   West Marine Inc. (b)                       11,378
                                                -------------
                                                      386,964
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--2.6%
    3,623   Maidenform Brands, Inc. (b)                48,911
    3,588   Movado Group, Inc.                         71,042
    2,242   Perry Ellis International, Inc. (b)        47,575


Shares      Description                                 Value
-------------------------------------------------------------

            TEXTILES, APPAREL & LUXURY
               GOODS (CONTINUED)
    3,123   Steven Madden Ltd. (b)              $      57,401
    3,062   True Religion Apparel, Inc. (b)            81,602
    2,775   UniFirst Corp.                            123,932
                                                -------------
                                                      430,463
                                                -------------
            THRIFTS & MORTGAGE FINANCE--1.6%
    3,717   Anchor BanCorp Wisconsin, Inc.             26,056
    9,427   Bank Mutual Corp.                          94,647
    5,962   Dime Community Bancshares                  98,433
    1,202   WSFS Financial Corp.                       53,609
                                                -------------
                                                      272,745
                                                -------------
            TOBACCO--0.6%
   18,553   Alliance One International, Inc. (b)       94,806
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--0.4%
    5,037   Rush Enterprises, Inc., Class A (b)        60,494
                                                -------------
            WATER UTILITIES--1.4%
    3,344   American States Water Co.                 116,839
    2,517   SJW Corp.                                  66,449
    4,666   Southwest Water Co.                        46,753
                                                -------------
                                                      230,041
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--0.2%
    4,479   USA Mobility, Inc. (b)                     33,816
                                                 ------------
            TOTAL INVESTMENTS--100.2%
            (Cost $20,171,269)                     16,747,694
            NET OTHER ASSETS AND
               LIABILITIES--(0.2%)                    (28,560)
                                                -------------
            NET ASSETS--100.0%                  $  16,719,134
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Master limited partnership ("MLP")


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):

                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  16,747,694
Level 2 - Other Significant Observable Inputs          --
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $  16,747,694
                                           ==================



Page 30            See Notes to Financial Statements.

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--99.8%
            AUTO COMPONENTS--0.0%
    2,508   Cooper Tire & Rubber Co.            $      19,663
                                                -------------
            CHEMICALS--2.8%
   36,218   Dow Chemical (The) Co.                  1,264,370
                                                -------------
            COMMERCIAL BANKS--27.7%
    5,816   Associated Banc-Corp.                     112,191
   34,786   BB&T Corp.                                792,077
    1,572   City National Corp.                        66,134
   11,441   Comerica, Inc.                            293,233
    5,745   F.N.B. Corp.                               67,676
   60,998   Fifth Third Bancorp                       620,960
    1,176   First Busey Corp.                          15,547
    2,368   First Midwest Bancorp, Inc.                44,163
    4,147   FirstMerit Corp.                           67,638
    2,767   Frontier Financial Corp.                   23,575
    8,710   Fulton Financial Corp.                     87,536
   57,397   Huntington Bancshares, Inc.               331,181
   15,381   Marshall & Ilsley Corp.                   235,791
    3,246   National Penn Bancshares, Inc.             43,107
    3,417   Old National Bancorp                       48,726
    2,238   Pacific Capital Bancorp                    30,840
    1,793   PacWest Bancorp                            26,680
      597   Park National Corp.                        32,178
   14,151   PNC Financial Services Group, Inc.        808,022
   17,552   Popular, Inc.                             115,668
      865   S&T Bancorp., Inc.                         25,137
   23,871   SunTrust Banks, Inc.                      864,608
    5,017   Susquehanna Bancshares, Inc.               68,683
   18,665   Synovus Financial Corp.                   162,945
    8,444   TCF Financial Corp.                       101,581
    2,286   Trustmark Corp.                            40,348
   76,406   U.S. Bancorp                            2,130,962
    3,362   Umpqua Holdings Corp.                      40,781
    2,262   UnionBanCal Corp.                          91,430
    1,818   United Bankshares, Inc.                    41,723
    5,343   Valley National Bancorp                    84,259
  141,743   Wachovia Corp.                          2,201,268
    2,963   Webster Financial Corp.                    55,112
  102,942   Wells Fargo & Co.                       2,444,872
    3,828   Whitney Holding Corp.                      70,052
    2,732   Wilmington Trust Corp.                     72,234
    4,969   Zions Bancorp                             156,474
                                                -------------
                                                   12,515,392
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--0.6%
    7,122   Pitney Bowes, Inc.                        242,860
    2,875   Steelcase, Inc., Class A                   28,836
                                                -------------
                                                      271,696
                                                -------------
            DIVERSIFIED FINANCIAL
               SERVICES--8.7%
  164,706   Bank of America Corp.                   3,931,532
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES--15.3%
  119,441   AT&T, Inc.                          $   4,023,967
   81,444   Verizon Communications, Inc.            2,883,118
                                                -------------
                                                    6,907,085
                                                -------------
            ELECTRIC UTILITIES--6.9%
   13,909   American Electric Power Co., Inc.         559,559
    3,980   DPL, Inc.                                 104,992
    1,939   Empire District Electric (The) Co.         35,949
    4,858   Great Plains Energy, Inc.                 122,810
    3,500   Hawaiian Electric Industries, Inc.         86,555
    7,352   Pepco Holdings, Inc.                      188,579
    5,865   Pinnacle West Capital Corp.               180,466
   13,569   Progress Energy, Inc.                     567,591
   33,059   Southern Co.                            1,154,421
    1,094   UIL Holdings Corp.                         32,175
    4,689   Westar Energy, Inc.                       100,860
                                                -------------
                                                    3,133,957
                                                -------------
            GAS UTILITIES--1.0%
    3,389   AGL Resources, Inc.                       117,192
    3,860   Atmos Energy Corp.                        106,420
      685   Laclede Group (The), Inc.                  27,653
    1,749   Nicor, Inc.                                74,490
    2,381   Piedmont Natural Gas Co., Inc.             62,287
    1,761   WGL Holdings, Inc.                         61,177
                                                -------------
                                                      449,219
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.2%
   17,133   Carnival Corp.                            564,704
                                                -------------
            HOUSEHOLD DURABLES--0.7%
    8,423   Leggett & Platt, Inc.                     141,254
   11,404   Newell Rubbermaid, Inc.                   191,473
                                                -------------
                                                      332,727
                                                -------------
            INSURANCE--0.9%
    4,104   Arthur J. Gallagher & Co.                  98,906
    7,172   Cincinnati Financial Corp.                182,170
    1,106   Mercury General Corp.                      51,672
    1,751   Zenith National Insurance Corp.            61,565
                                                -------------
                                                      394,313
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--0.1%
    3,665   Brunswick Corp.                            38,849
                                                -------------
            MACHINERY--0.1%
    2,773   Briggs & Stratton Corp.                    35,162
                                                -------------
            MEDIA--0.7%
   12,957   Gannett Co., Inc.                         280,778
    4,734   McClatchy (The) Co., Class A               32,097
                                                -------------
                                                      312,875
                                                -------------


                   See Notes to Financial Statements.                    Page 31

First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            MULTI-UTILITIES--6.5%
   11,049   Ameren Corp.                        $     466,599
    1,366   Black Hills Corp.                          43,794
   11,517   CenterPoint Energy, Inc.                  184,848
      832   CH Energy Group, Inc.                      29,594
   14,192   Consolidated Edison, Inc.                 554,766
    7,101   DTE Energy Co.                            301,366
    7,252   Energy East Corp.                         179,269
    3,541   Integrys Energy Group, Inc.               179,989
    3,824   NSTAR                                     129,328
    3,447   OGE Energy Corp.                          109,304
    4,384   SCANA Corp.                               162,208
    6,599   TECO Energy, Inc.                         141,813
    2,878   Vectren Corp.                              89,822
   17,180   Xcel Energy, Inc.                         344,803
                                                -------------
                                                    2,917,503
                                                -------------
            PHARMACEUTICALS--23.1%
  107,804   Bristol-Myers Squibb Co.                2,213,216
   34,284   Eli Lilly & Co.                         1,582,549
   70,332   Merck & Co., Inc.                       2,650,813
  227,980   Pfizer, Inc.                            3,982,811
                                                -------------
                                                   10,429,389
                                                -------------
            REAL ESTATE INVESTMENT TRUSTS--0.4%
    3,134   Rayonier, Inc.                            133,070
    2,527   Redwood Trust, Inc.                        57,590
                                                -------------
                                                      190,660
                                                -------------
            SPECIALTY RETAIL--0.2%
    6,062   Foot Locker, Inc.                          75,472
                                                -------------
            THRIFTS & MORTGAGE FINANCE--1.0%
    3,666   Astoria Financial Corp.                    73,613
    3,959   First Niagara Financial Group, Inc.        50,913
   15,333   New York Community Bancorp, Inc.          273,541
    3,078   Washington Federal, Inc.                   55,712
                                                -------------
                                                      453,779
                                                -------------
            TOBACCO--1.8%
   10,206   Reynolds American, Inc.                   476,314
    5,887   UST, Inc.                                 321,489
                                                -------------
                                                      797,803
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--0.1%
      967   Watsco, Inc.                               40,421
                                                -------------

            TOTAL INVESTMENTS--99.8%
            (Cost $62,909,687)                     45,076,571
            NET OTHER ASSETS AND
               LIABILITIES--0.2%                       81,205
                                                -------------
            NET ASSETS--100.0%                  $  45,157,776
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):

                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  45,076,571
Level 2 - Other Significant Observable Inputs          --
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $  45,076,571
                                           ==================


Page 32            See Notes to Financial Statements.

First Trust IPOX-100 Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.0%
            AEROSPACE & DEFENSE--0.7%
    5,712   Spirit Aerosystems Holdings, Inc.,
               Class A (b)                      $     109,557
    1,977   TransDigm Group, Inc. (b)                  66,407
                                                -------------
                                                      175,964
                                                -------------
            BEVERAGES--0.8%
   10,375   Dr. Pepper Snapple Group, Inc. (b)        217,668
                                                -------------
            CAPITAL MARKETS--2.9%
    9,092   Ameriprise Financial, Inc.                369,772
    1,138   FCStone Group, Inc. (b)                    31,784
    4,813   GFI Group, Inc.                            43,365
    4,414   Lazard Ltd., Class A                      150,738
    4,897   MF Global Ltd. (b)                         30,900
    3,034   Och-Ziff Capital Management
               Group, Class A                          57,676
    2,461   optionsXpress Holdings, Inc.               54,979
    2,477   RiskMetrics Group, Inc. (b)                48,648
                                                -------------
                                                      787,862
                                                -------------
            CHEMICALS--3.6%
    6,179   Celanese Corp., Class A                   282,133
    2,307   CF Industries Holding, Inc.               352,510
    9,596   Huntsman Corp.                            109,394
    5,781   Nalco Holding Co.                         122,268
    3,025   Rockwood Holdings, Inc. (b)               105,270
                                                -------------
                                                      971,575
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--0.3%
    3,614   EnergySolutions, Inc.                      80,773
                                                -------------
            COMMUNICATIONS EQUIPMENT--0.1%
    2,850   Starent Networks Corp. (b)                 35,853
                                                -------------
            CONSTRUCTION & ENGINEERING--1.4%
    4,143   Aecom Technology Corp. (b)                134,772
    6,949   KBR, Inc.                                 242,589
                                                -------------
                                                      377,361
                                                -------------
            CONSUMER FINANCE--1.0%
   19,617   Discover Financial Services               258,356
                                                -------------
            DIVERSIFIED FINANCIAL SERVICES--2.8%
    1,643   Interactive Brokers Group, Inc.,
               Class A (b)                             52,790
    4,093   MSCI, Inc., Class A (b)                   148,535
   10,846   NYSE Euronext                             549,458
                                                -------------
                                                      750,783
                                                -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--1.2%
    6,039   Embarq Corp.                              285,463
    1,723   NTELOS Holdings Corp.                      43,713
                                                -------------
                                                      329,176
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            ELECTRIC UTILITIES--0.4%
    2,023   ITC Holdings Corp.                  $     103,396
                                                -------------
            ELECTRICAL EQUIPMENT--4.2%
    3,264   First Solar, Inc. (b)                     890,484
    3,465   SunPower Corp., Class A (b)               249,411
                                                -------------
                                                    1,139,895
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--3.3%
    4,574   Dolby Laboratories, Inc.,
               Class A (b)                            184,332
   19,564   Tyco Electronics Ltd.                     700,783
                                                -------------
                                                      885,115
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--2.5%
    1,688   Basic Energy Services, Inc. (b)            53,172
    4,328   Cal Dive International, Inc. (b)           61,847
    3,023   Complete Production Services,
               Inc. (b)                               110,098
    3,520   Dresser-Rand Group, Inc. (b)              137,632
    3,637   Hercules Offshore, Inc. (b)               138,279
    2,557   IHS, Inc., Class A (b)                    177,967
                                                -------------
                                                      678,995
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--4.1%
   20,446   Covidien Ltd.                             979,159
    4,314   ev3, Inc. (b)                              40,897
    2,291   Masimo Corp. (b)                           78,696
                                                -------------
                                                    1,098,752
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--0.3%
    4,184   Brookdale Senior Living, Inc.              85,186
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.8%
    5,517   Burger King Holdings, Inc.                147,800
    7,560   Tim Hortons, Inc.                         216,897
    7,239   Wyndham Worldwide Corp.                   129,650
                                                -------------
                                                      494,347
                                                -------------
            INDEPENDENT POWER PRODUCERS
               & ENERGY TRADERS--0.3%
    1,855   Ormat Technologies, Inc.                   91,229
                                                -------------
            INSURANCE--0.8%
    1,999   Allied World Assurance Holdings Ltd.       79,200
    3,926   OneBeacon Insurance Group Ltd.             68,980
    3,038   Validus Holdings Ltd.                      64,558
                                                -------------
                                                      212,738
                                                -------------
            INTERNET SOFTWARE & SERVICES--10.4%
    5,035   Google, Inc., Class A (b)               2,650,525
    2,941   Omniture, Inc. (b)                         54,614
    1,807   VistaPrint Ltd. (b)                        48,355


            See Notes to Financial Statements.                           Page 33

First Trust IPOX-100 Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            INTERNET SOFTWARE & SERVICES
               (CONTINUED)
    2,356   WebMD Health Corp., Class A (b)     $      65,732
                                                -------------
                                                    2,819,226
                                                -------------
            IT SERVICES--19.7%
    8,699   Genpact Ltd. (b)                          129,789
    5,321   MasterCard, Inc., Class A               1,412,833
    3,174   NeuStar, Inc., Class A (b)                 68,431
    6,829   SAIC, Inc. (b)                            142,111
    3,335   VeriFone Holdings, Inc. (b)                39,853
   30,285   Western Union  Co.                        748,646
    1,588   Wright Express Corp. (b)                   39,382
   33,764   Visa, Inc., Class A                     2,745,351
                                                -------------
                                                    5,326,396
                                                -------------
            MACHINERY--0.4%
    1,159   Chart Industries, Inc. (b)                 56,374
    4,697   Mueller Water Products, Inc.,
               Class A                                 37,905
                                                -------------
                                                       94,279
                                                -------------
            MARINE--0.5%
    1,914   Eagle Bulk Shipping Inc                    56,597
    1,190   Genco Shipping & Trading Ltd.              77,588
                                                -------------
                                                      134,185
                                                -------------
            MEDIA--8.2%
    4,394   Cinemark Holdings, Inc.                    57,386
    3,789   DreamWorks Animation SKG, Inc.,
               Class A (b)                            112,950
    1,871   Morningstar, Inc. (b)                     134,768
   39,983   Time Warner Cable, Inc., Class A (b)    1,058,749
   25,898   Viacom, Inc., Class B (b)                 790,925
    6,305   Warner Music Group Corp.                   45,018
                                                -------------
                                                    2,199,796
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--11.0%
    2,877   Alpha Natural Resources, Inc. (b)         300,042
    1,651   Atlas America, Inc.                        74,378
    1,841   Bill Barrett Corp. (b)                    109,374
    2,720   Bois d'Arc Energy, Inc. (b)                66,123
    3,110   Concho Resources, Inc. (b)                116,003
    6,920   Continental Resources, Inc. (b)           479,694
    1,874   Copano Energy LLC                          63,248
    3,525   CVR Energy, Inc. (b)                       67,856
    4,304   EXCO Resources, Inc. (b)                  158,861
    1,857   Foundation Coal Holdings, Inc.            164,493
    5,983   SandRidge Energy, Inc. (b)                386,382
   25,905   Spectra Energy Corp.                      744,509
    2,082   Venoco, Inc. (b)                           48,323
    3,125   W&T Offshore, Inc.                        182,844
                                                -------------
                                                    2,962,130
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            PERSONAL PRODUCTS--0.6%
    3,738   Bare Escentuals, Inc. (b)           $      70,013
    2,665   Herbalife Ltd.                            103,268
                                                -------------
                                                      173,281
                                                -------------
            PHARMACEUTICALS--0.6%
   10,264   Warner Chilcott Ltd., Class A (b)         173,975
                                                -------------
            ROAD & RAIL--0.5%
   13,206   Hertz Global Holdings, Inc. (b)           126,778
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--0.2%
    1,275   Hittite Microwave Corp. (b)                45,416
                                                -------------
            SOFTWARE--0.5%
    2,465   NetSuite Inc (b)                           50,459
    2,653   Solera Holdings, Inc. (b)                  73,382
                                                -------------
                                                      123,841
                                                -------------
            SPECIALTY RETAIL--0.3%
    2,546   J. Crew Group, Inc. (b)                    84,043
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--0.4%
    3,850   Hanesbrands, Inc. (b)                     104,489
                                                -------------
            TOBACCO--12.2%
    7,118   Lorillard, Inc. (b)                       492,281
   56,743   Philip Morris International, Inc.       2,802,536
                                                -------------
                                                    3,294,817
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--0.1%
    4,224   RSC Holdings, Inc. (b)                     39,114
                                                -------------
            WATER UTILITIES--0.5%
    6,548   American Water Works Co., Inc. (b)        145,235
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--1.4%
    6,721   Clearwire Corp., Class A (b)               87,104
   14,263   MetroPCS Communications, Inc. (b)         252,598
    2,796   Syniverse Holdings, Inc. (b)               45,295
                                                -------------
                                                      384,997
                                                -------------

            TOTAL INVESTMENTS - 100.0%
            (Cost $26,108,637)                     27,007,022
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                     (2,320)
                                                -------------
            NET ASSETS -- 100.0%                $  27,004,702
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.


Page 34            See Notes to Financial Statements.

First Trust IPOX-100 Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):



                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  27,007,022
Level 2 - Other Significant Observable Inputs          --
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $  27,007,022
                                           ==================




                   See Notes to Financial Statements.                    Page 35

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.3%
            AIR FREIGHT & LOGISTICS--2.0%
    4,554   C.H. Robinson Worldwide, Inc.       $     249,741
    6,101   Expeditors International of
               Washington, Inc.                       262,343
                                                -------------
                                                      512,084
                                                -------------
            AIRLINES--1.8%
    9,649   Ryanair Holdings PLC, ADR (b)             276,637
   32,187   UAL Corp.                                 168,016
                                                -------------
                                                      444,653
                                                -------------
            BEVERAGES--1.0%
    8,089   Hansen Natural Corp. (b)                  233,125
                                                -------------
            BIOTECHNOLOGY--8.7%
    6,286   Amgen, Inc. (b)                           296,448
    9,291   Amylin Pharmaceuticals, Inc. (b)          235,898
    4,455   Biogen Idec, Inc. (b)                     248,990
    4,530   Celgene Corp. (b)                         289,331
    4,023   Cephalon, Inc. (b)                        268,294
    4,094   Genzyme Corp. (b)                         294,850
    5,078   Gilead Sciences, Inc. (b)                 268,880
    8,626   Vertex Pharmaceuticals, Inc. (b)          288,712
                                                -------------
                                                    2,191,403
                                                -------------
            CHEMICALS--1.0%
    4,785   Sigma-Aldrich Corp.                       257,720
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--3.0%
    9,889   Cintas Corp.                              262,157
   12,054   Monster Worldwide, Inc. (b)               248,433
    4,874   Stericycle, Inc. (b)                      251,986
                                                -------------
                                                      762,576
                                                -------------
            COMMUNICATIONS EQUIPMENT--3.9%
   10,478   Cisco Systems, Inc. (b)                   243,718
   10,435   Juniper Networks, Inc. (b)                231,448
    5,899   QUALCOMM, Inc.                            261,740
    2,116   Research In Motion Ltd. (b)               247,360
                                                -------------
                                                      984,266
                                                -------------
            COMPUTERS & PERIPHERALS--5.7%
    1,498   Apple Computer, Inc. (b)                  250,825
   11,714   Dell, Inc. (b)                            256,303
    8,618   Logitech International S.A. (b)           230,962
   11,714   NetApp, Inc. (b)                          253,725
   10,076   SanDisk Corp. (b)                         188,421
   22,591   Sun Microsystems, Inc. (b)                245,790
                                                -------------
                                                    1,426,026
                                                -------------
            CONSTRUCTION & ENGINEERING--1.1%
    3,671   Foster Wheeler Ltd. (b)                   268,534
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--1.0%
    5,825   Apollo Group, Inc., Class A (b)           257,815
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            DIVERSIFIED TELECOMMUNICATION
               SERVICES--0.8%
   67,010   Level 3 Communications, Inc. (b)    $     197,680
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--1.0%
   25,466   Flextronics International Ltd. (b)        239,380
                                                -------------
            FOOD & STAPLES RETAILING--2.0%
    3,906   Costco Wholesale Corp.                    273,967
    9,758   Whole Foods Market, Inc.                  231,167
                                                -------------
                                                      505,134
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--3.1%
    7,112   DENTSPLY International, Inc.              261,722
   11,879   Hologic, Inc. (b)                         258,962
      990   Intuitive Surgical, Inc. (b)              266,706
                                                -------------
                                                      787,390
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--3.0%
    3,963   Express Scripts, Inc. (b)                 248,559
    5,066   Henry Schein, Inc. (b)                    261,254
    8,359   Patterson Cos., Inc. (b)                  245,671
                                                -------------
                                                      755,484
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.9%
   15,738   Starbucks Corp. (b)                       247,716
    2,934   Wynn Resorts Ltd.                         238,681
                                                -------------
                                                      486,397
                                                -------------
            HOUSEHOLD DURABLES--0.9%
    5,417   Garmin Ltd.                               232,064
                                                -------------
            INTERNET & CATALOG RETAIL--3.9%
    3,449   Amazon.com, Inc. (b)                      252,914
   12,426   Expedia, Inc. (b)                         228,390
   13,099   IAC/InterActiveCorp (b)                   252,549
   16,339   Liberty Media Corp. - Interactive,
               Class A (b)                            241,164
                                                -------------
                                                      975,017
                                                -------------
            INTERNET SOFTWARE & SERVICES--6.0%
    7,440   Akamai Technologies, Inc. (b)             258,838
      806   Baidu.com, Inc., ADR (b)                  252,246
    9,504   eBay, Inc. (b)                            259,744
      490   Google, Inc., Class A (b)                 257,946
    6,968   VeriSign, Inc. (b)                        263,390
   10,518   Yahoo!, Inc. (b)                          217,302
                                                -------------
                                                    1,509,466
                                                -------------
            IT SERVICES--4.1%
    7,998   Cognizant Technology Solutions
               Corp., Class A (b)                     260,015
    5,562   Fiserv, Inc. (b)                          252,348
    5,858   Infosys Technologies Ltd., ADR            254,589


Page 36            See Notes to Financial Statements.

First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            IT SERVICES (CONTINUED)
    8,384   Paychex, Inc.                       $     262,251
                                                -------------
                                                    1,029,203
                                                -------------
            MACHINERY--1.9%
    3,177   Joy Global, Inc.                          240,912
    5,601   PACCAR, Inc.                              234,290
                                                -------------
                                                      475,202
                                                -------------
            MEDIA--8.6%
   12,675   Comcast Corp., Class A                    240,445
   10,039   DIRECTV Group (The), Inc. (b)             260,111
   10,842   Discovery Holding Co., Class A (b)        238,090
    7,916   DISH Network Corp., Class A (b)           231,780
    8,945   Focus Media Holding Ltd., ADR (b)         247,956
    7,049   Lamar Advertising Co., Class A (b)        253,976
    7,847   Liberty Global, Inc., Class A (b)         246,631
  108,207   Sirius Satellite Radio, Inc. (b)          207,757
   17,294   Virgin Media, Inc.                        235,371
                                                -------------
                                                    2,162,117
                                                -------------
            METALS & MINING--1.1%
    7,316   Steel Dynamics, Inc.                      285,836
                                                -------------
            MULTILINE RETAIL--1.0%
    3,377   Sears Holdings Corp. (b)                  248,750
                                                -------------
            PHARMACEUTICALS--1.1%
    6,173   Teva Pharmaceutical Industries
               Ltd., ADR                              282,723
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--11.4%
   12,049   Altera Corp.                              249,414
   14,722   Applied Materials, Inc.                   281,043
   10,160   Broadcom Corp., Class A (b)               277,266
   12,144   Intel Corp.                               260,853
    6,493   KLA-Tencor Corp.                          264,330
    7,182   Lam Research Corp. (b)                    259,629
    7,921   Linear Technology Corp.                   257,987
   16,310   Marvell Technology Group Ltd. (b)         288,035
    7,989   Microchip Technology, Inc.                243,984
   11,558   NVIDIA Corp. (b)                          216,366
   10,190   Xilinx, Inc.                              257,298
                                                -------------
                                                    2,856,205
                                                -------------
            SOFTWARE--12.3%
    8,174   Activision, Inc. (b)                      278,487
    6,574   Adobe Systems, Inc. (b)                   258,950
    6,865   Autodesk, Inc. (b)                        232,106
   11,150   CA, Inc.                                  257,454
   24,351   Cadence Design Systems, Inc. (b)          245,945
   11,222   Check Point Software Technologies
               Ltd. (b)                               265,625
    8,019   Citrix Systems, Inc. (b)                  235,839
    5,848   Electronic Arts, Inc. (b)                 259,827
    9,563   Intuit, Inc. (b)                          263,652


Shares      Description                                 Value
-------------------------------------------------------------

            SOFTWARE (CONTINUED)
   10,116   Microsoft Corp.                     $     278,291
   12,382   Oracle Corp. (b)                          260,022
   13,760   Symantec Corp. (b)                        266,256
                                                -------------
                                                    3,102,454
                                                -------------
            SPECIALTY RETAIL--3.2%
    9,127   Bed Bath & Beyond, Inc. (b)               256,469
   12,409   PetSmart, Inc.                            247,560
   11,971   Staples, Inc.                             284,311
                                                -------------
                                                      788,340
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--1.0%
    5,702   Fastenal Co.                              246,098
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--2.8%
    4,775   Leap Wireless International, Inc. (b)     206,137
    2,419   Millicom International Cellular SA        250,367
    5,378   NII Holdings, Inc. (b)                    255,400
                                                -------------
                                                      711,904
                                                -------------

            TOTAL INVESTMENTS--100.3%
            (Cost $29,832,077)                     25,215,046
            NET OTHER ASSETS AND
               LIABILITIES--(0.3%)                    (71,938)
                                                -------------
            NET ASSETS--100.0%                  $  25,143,108
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR -- American Depositary Receipt.


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):

                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  25,215,046
Level 2 - Other Significant Observable Inputs         --
Level 3 - Significant Unobservable Inputs             --
                                           ------------------
Total                                           $  25,215,046
                                           ==================


                   See Notes to Financial Statements.                    Page 37

First Trust NASDAQ-100-Technology Sector Index(SM) Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.4%
            COMMUNICATIONS EQUIPMENT--10.3%
   17,110   Cisco Systems, Inc. (b)             $     397,979
   17,040   Juniper Networks, Inc. (b)                377,947
    9,633   QUALCOMM, Inc.                            427,416
    3,456   Research In Motion Ltd. (b)               404,006
                                                -------------
                                                    1,607,348
                                                -------------
            COMPUTERS & PERIPHERALS--14.9%
    2,446   Apple Computer, Inc. (b)                  409,558
   19,128   Dell, Inc. (b)                            418,521
   14,072   Logitech International SA (b)             377,130
   19,128   NetApp Inc. (b)                           414,312
   16,453   SanDisk Corp. (b)                         307,671
   36,889   Sun Microsystems, Inc. (b)                401,352
                                                -------------
                                                    2,328,544
                                                -------------
            INTERNET SOFTWARE & SERVICES--13.1%
   12,148   Akamai Technologies, Inc. (b)             422,629
    1,316   Baidu.com, ADR (b)                        411,855
      801   Google, Inc., Class A (b)                 421,662
   11,378   VeriSign, Inc. (b)                        430,089
   17,175   Yahoo!, Inc. (b)                          354,836
                                                -------------
                                                    2,041,071
                                                -------------
            IT SERVICES--5.4%
   13,060   Cognizant Technology Solutions
               Corp., Class A (b)                     424,581
    9,566   Infosys Technologies Ltd., ADR            415,738
                                                -------------
                                                      840,319
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--29.9%
   19,675   Altera Corp.                              407,273
   24,039   Applied Materials, Inc.                   458,906
   16,591   Broadcom Corp., Class A (b)               452,768
   19,830   Intel Corp.                               425,948
   10,602   KLA-Tencor Corp.                          431,607
   11,728   Lam Research Corp. (b)                    423,967
   12,934   Linear Technology Corp.                   421,260
   26,634   Marvell Technology Group Ltd. (b)         470,357
   13,045   Microchip Technology, Inc.                398,394
   18,874   NVIDIA Corp. (b)                          353,321
   16,640   Xilinx, Inc.                              420,160
                                                -------------
                                                    4,663,961
                                                -------------
            SOFTWARE--26.8%
   10,735   Adobe Systems, Inc. (b)                   422,852
   11,210   Autodesk, Inc. (b)                        379,010
   18,208   CA, Inc.                                  420,423
   39,764   Cadence Design Systems, Inc. (b)          401,616
   18,325   Check Point Software Technologies
               Ltd. (b)                               433,753
   13,094   Citrix Systems, Inc. (b)                  385,095
   15,616   Intuit, Inc. (b)                          430,533
   16,519   Microsoft Corp.                           454,437
   20,218   Oracle Corp. (b)                          424,578


Shares      Description                                 Value
-------------------------------------------------------------

            SOFTWARE (CONTINUED)
   22,469   Symantec Corp. (b)                  $     434,775
                                                -------------
                                                    4,187,072
                                                -------------

            TOTAL INVESTMENTS-100.4%
            (Cost $18,604,786)                  $  15,668,315
            NET OTHER ASSETS AND
               LIABILITIES--(0.4%)                    (60,117)
                                                -------------
            NET ASSETS--100.0%                  $  15,608,198
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR - American Depositary Receipt.


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):

                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  15,668,315
Level 2 - Other Significant Observable Inputs         --
Level 3 - Significant Unobservable Inputs             --
                                           ------------------
Total                                           $  15,668,315
                                           ==================


Page 38            See Notes to Financial Statements.

First Trust Amex(R) Biotechnology Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--99.1%
            BIOTECHNOLOGY--75.0%
   59,640   Amgen, Inc. (b)                     $   2,812,622
   81,776   Amylin Pharmaceuticals, Inc. (b)        2,076,293
  166,114   Applera Corp. - Celera Group (b)        1,887,055
   39,516   Biogen Idec, Inc. (b)                   2,208,549
   38,121   Celgene Corp. (b)                       2,434,788
   40,705   Cephalon, Inc. (b)                      2,714,616
   35,308   Genentech, Inc. (b)                     2,679,877
   33,864   Genzyme Corp. (b)                       2,438,885
   45,935   Gilead Sciences, Inc. (b)               2,432,258
  423,152   Human Genome Sciences, Inc. (b)         2,204,622
   55,798   ImClone Systems, Inc. (b)               2,257,587
  141,600   InterMune, Inc. (b)                     1,857,792
   73,361   OSI Pharmaceuticals, Inc. (b)           3,031,277
  266,825   PDL BioPharma, Inc.                     2,833,682
   99,705   Vertex Pharmaceuticals, Inc. (b)        3,337,127
                                                -------------
                                                   37,207,030
                                                -------------
            LIFE SCIENCES TOOLS &
               SERVICES--24.1%
  230,145   Affymetrix, Inc. (b)                    2,368,192
   35,034   Illumina, Inc. (b)                      3,051,813
   59,457   Invitrogen Corp. (b)                    2,334,282
   35,804   Millipore Corp. (b)                     2,429,659
  525,327   Nektar Therapeutics (b)                 1,759,845
                                                -------------
                                                   11,943,791
                                                -------------

            TOTAL INVESTMENTS--99.1%
            (Cost $58,709,435)                     49,150,821
            NET OTHER ASSETS AND
               LIABILITIES--0.9%                      448,429
                                                -------------
            NET ASSETS--100.0%                  $  49,599,250
                                                =============

(a) All percentages shown in Portfolio of Investments are based on net assets.

(b) Non-income producing security.


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):

                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  49,150,821
Level 2 - Other Significant Observable Inputs          -
Level 3 - Significant Unobservable Inputs              -
                                           ------------------
Total                                           $  49,150,821
                                           ==================



                   See Notes to Financial Statements.                    Page 39

First Trust Dow Jones Internet Index(SM) Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--98.8%
            CAPITAL MARKETS--4.5%
   73,927   E*TRADE Financial Corp. (b)         $     232,131
   42,135   TD Ameritrade Holding Corp. (b)           762,222
                                                -------------
                                                      994,353
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--1.9%
   20,852   Monster Worldwide, Inc. (b)               429,760
                                                -------------
            COMMUNICATIONS EQUIPMENT--9.7%
   90,995   Juniper Networks, Inc. (b)              2,018,269
   46,816   Sonus Networks, Inc. (b)                  160,111
                                                -------------
                                                    2,178,380
                                                -------------
            HEALTH CARE TECHNOLOGY--2.2%
    9,906   Allscripts Healthcare Solutions,
               Inc. (b)                               122,933
   31,648   HLTH Corp. (b)                            358,256
                                                -------------
                                                      481,189
                                                -------------
            INTERNET & CATALOG RETAIL--19.9%
   29,302   Amazon.com, Inc. (b)                    2,148,716
   36,422   Expedia, Inc. (b)                         669,436
   33,653   IAC/InterActiveCorp. (b)                  648,830
    8,461   NetFlix, Inc. (b)                         220,578
    2,772   Overstock.com, Inc. (b)                    71,933
    6,078   Priceline.com, Inc. (b)                   701,766
                                                -------------
                                                    4,461,259
                                                -------------
            INTERNET SOFTWARE & SERVICES--48.1%
   28,988   Akamai Technologies, Inc. (b)           1,008,493
   14,809   Ariba, Inc. (b)                           217,840
   22,280   Art Technology Group, Inc. (b)             71,296
    8,487   CMGI, Inc. (b)                             89,962
    6,890   DealerTrack Holdings, Inc. (b)             97,218
    6,476   Digital River, Inc. (b)                   249,844
   19,285   EarthLink, Inc. (b)                       166,815
   84,386   eBay, Inc. (b)                          2,306,270
    4,269   Google, Inc., Class A (b)               2,247,287
    3,659   GSI Commerce, Inc. (b)                     49,872
    8,796   Internap Network Services Corp. (b)        41,165
    7,903   Interwoven, Inc. (b)                       94,915
    7,747   j2 Global Communications, Inc. (b)        178,181
   16,817   RealNetworks, Inc. (b)                    110,992
   10,019   SonicWALL, Inc. (b)                        64,623
   11,806   United Online, Inc.                       118,414
   16,602   ValueClick, Inc. (b)                      251,520
   28,970   VeriSign, Inc. (b)                      1,095,066
    7,819   Websense, Inc. (b)                        131,672
  104,566   Yahoo!, Inc. (b)                        2,160,334
                                                -------------
                                                   10,751,779
                                                -------------
            IT SERVICES--1.3%
   11,817   CyberSource Corp. (b)                     197,698
   14,442   Sapient Corp. (b)                          92,718
                                                -------------
                                                      290,416
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            SOFTWARE--11.2%
   30,685   Check Point Software Technologies
               Ltd. (b)                         $     726,314
    7,518   Concur Technologies, Inc. (b)             249,823
   12,327   Quest Software, Inc. (b)                  182,563
   16,133   Salesforce.com, Inc. (b)                1,100,754
   32,526   TIBCO Software, Inc. (b)                  248,824
                                                -------------
                                                    2,508,278
                                                -------------

            TOTAL COMMON STOCKS--98.8%
            (Cost $26,443,865)                     22,095,414

            MONEY MARKET FUND--0.3%
   78,048   Morgan Stanley Institutional Treasury
               Money Market Fund--1.85 % (c)
            (Cost $78,048)                             78,048
                                                -------------

            TOTAL INVESTMENTS--99.1%
            (Cost $26,521,913)                     22,173,462
            NET OTHER ASSETS AND
               LIABILITIES--0.9%                      198,548
                                                -------------
            NET ASSETS--100.0%                  $  22,372,010
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Represents annualized 7-day yield at June 30, 2008.


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):

                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  22,095,414
Level 2 - Other Significant Observable Inputs          78,048
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $  22,173,462
                                           ==================



Page 40            See Notes to Financial Statements.

First Trust DB Strategic Value Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.0%
            AEROSPACE & DEFENSE--2.3%
   25,079   Boeing (The) Co.                    $   1,648,192
                                                -------------
            BIOTECHNOLOGY--5.2%
   43,153   Amgen, Inc. (b)                         2,035,095
   30,028   Biogen Idec, Inc. (b)                   1,678,265
                                                -------------
                                                    3,713,360
                                                -------------
            COMPUTERS & PERIPHERALS--4.9%
   80,720   Dell, Inc. (b)                          1,766,154
   40,026   Hewlett-Packard Co.                     1,769,549
                                                -------------
                                                    3,535,703
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--2.7%
   30,376   Noble Corp.                             1,973,225
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--5.0%
   33,832   Cardinal Health, Inc.                   1,745,055
   33,389   McKesson Corp.                          1,866,779
                                                -------------
                                                    3,611,834
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--4.6%
   49,273   Carnival Corp.                          1,624,038
  104,691   Starbucks Corp. (b)                     1,647,836
                                                -------------
                                                    3,271,874
                                                -------------
            INDUSTRIAL CONGLOMERATES--2.3%
   63,012   General Electric Co.                    1,681,790
                                                -------------
            MACHINERY--4.8%
   37,648   Illinois Tool Works, Inc.               1,788,657
   44,236   Ingersoll-Rand Co. Ltd., Class A        1,655,753
                                                -------------
                                                    3,444,410
                                                -------------
            MEDIA--7.1%
   86,985   CBS Corp., Class B                      1,695,338
  106,240   News Corp., Class A                     1,597,850
  121,105   Time Warner, Inc.                       1,792,353
                                                -------------
                                                    5,085,541
                                                -------------
            METALS & MINING--2.5%
   24,074   Nucor Corp.                             1,797,606
                                                -------------
            MULTILINE RETAIL--2.3%
   41,314   Kohl's Corp. (b)                        1,654,213
                                                 ------------
            OFFICE ELECTRONICS--2.7%
  141,215   Xerox Corp.                             1,914,875
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--16.2%
   14,320   Apache Corp.                            1,990,480
   19,391   Chevron Corp.                           1,922,230
   20,666   ConocoPhillips                          1,950,664
   21,710   Exxon Mobil Corp.                       1,913,302
   38,017   Marathon Oil Corp.                      1,971,942


Shares      Description                                 Value
-------------------------------------------------------------

            OIL, GAS & CONSUMABLE
               FUELS (CONTINUED)
   21,221   Occidental Petroleum Corp.          $   1,906,919
                                                -------------
                                                   11,655,537
                                                -------------
            PHARMACEUTICALS--18.3%
   89,473   Bristol-Myers Squibb Co.                1,836,881
   39,201   Eli Lilly & Co.                         1,809,518
   28,956   Johnson & Johnson                       1,863,029
   49,856   Merck & Co., Inc.                       1,879,073
  103,850   Pfizer, Inc.                            1,814,260
   93,576   Schering-Plough Corp.                   1,842,511
   43,570   Wyeth                                   2,089,616
                                                -------------
                                                   13,134,888
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--4.4%
   78,024   NVIDIA Corp. (b)                        1,460,609
   60,533   Texas Instruments, Inc.                 1,704,610
                                                -------------
                                                    3,165,219
                                                -------------
            SOFTWARE--2.6%
   68,512   Microsoft Corp.                         1,884,765
                                                -------------
            SPECIALTY RETAIL--9.3%
   40,801   Best Buy Co., Inc.                      1,615,720
  108,439   Gap (The), Inc.                         1,807,678
   69,469   Home Depot (The), Inc.                  1,626,964
   78,752   Lowe's Cos., Inc.                       1,634,104
                                                -------------
                                                    6,684,466
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--2.8%
  210,748   Sprint Nextel Corp.                     2,002,106
                                                -------------

            TOTAL INVESTMENTS--100.0%
            (Cost $77,458,889)                     71,859,604
            NET OTHER ASSETS AND
               LIABILITIES--(0.0%)                    (34,361)
                                                -------------
            NET ASSETS--100.0%                  $  71,825,243
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):

                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  71,859,604
Level 2 - Other Significant Observable Inputs          --
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $  71,859,604
                                           ==================



                   See Notes to Financial Statements.                    Page 41

First Trust Value Line(R) Equity Allocation Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.0%
            AEROSPACE & DEFENSE--2.3%
    2,944   GenCorp, Inc. (b)                   $      21,079
    1,565   Northrop Grumman Corp.                    104,699
    1,888   Raytheon Co.                              106,256
                                                -------------
                                                      232,034
                                                -------------
            AIR FREIGHT & LOGISTICS--1.0%
    1,754   United Parcel Service, Inc., Class B      107,818
                                                -------------
            AUTOMOBILES--1.0%
    1,139   Toyota Motor Corp., ADR                   107,066
                                                -------------
            BIOTECHNOLOGY--0.8%
    2,156   Applera Corp. - Celera Group (b)           24,492
    2,755   Incyte Corp. (b)                           20,966
    1,043   Martek Biosciences Corp. (b)               35,159
                                                -------------
                                                       80,617
                                                -------------
            CAPITAL MARKETS--1.4%
    2,680   Bank of New York Mellon (The)             101,384
    1,192   Federated Investors, Inc., Class B         41,029
                                                -------------
                                                      142,413
                                                -------------
            CHEMICALS--2.6%
    2,724   E.I. du Pont de Nemours & Co.             116,832
    2,849   Hercules, Inc.                             48,234
      563   NewMarket Corp.                            37,287
    1,632   Olin Corp.                                 42,726
      633   OM Group, Inc. (b)                         20,756
                                                -------------
                                                      265,835
                                                -------------
            COMMERCIAL BANKS--0.5%
    1,253   Whitney Holding Corp.                      22,930
      954   Zions Bancorporation                       30,041
                                                -------------
                                                       52,971
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--4.5%
    7,094   Allied Waste Industries, Inc. (b)          89,526
      797   Brink's (The) Co.                          52,140
      606   Clean Harbors, Inc. (b)                    43,062
    1,283   Copart, Inc. (b)                           54,938
    1,122   Herman Miller, Inc.                        27,927
    1,066   HNI Corp.                                  18,826
    2,526   MPS Group, Inc. (b)                        26,851
    3,356   Pitney Bowes, Inc.                        114,439
    2,116   Rollins, Inc.                              31,359
                                                -------------
                                                      459,068
                                                -------------
            COMMUNICATIONS EQUIPMENT--3.9%
      765   Comtech Telecommunications Corp. (b)       37,485
    5,260   Corning, Inc.                             121,243
    4,147   JDS Uniphase Corp. (b)                     47,110
    2,953   QUALCOMM, Inc.                            131,024
    9,680   Sycamore Networks, Inc. (b)                31,170
    5,563   UTStarcom, Inc. (b)                        30,430
                                                -------------
                                                      398,462
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            COMPUTERS & PERIPHERALS--0.6%
    1,756   Western Digital Corp. (b)           $      60,635
                                                -------------
            CONSTRUCTION MATERIALS--0.4%
      706   Vulcan Materials Co.                       42,205
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--0.3%
      696   Matthews International Corp.,
               Class A                                 31,501
                                                -------------
            DIVERSIFIED FINANCIAL SERVICES--0.7%
    2,936   Bank of America Corp.                      70,082
                                                -------------
            ELECTRIC UTILITIES--2.9%
    1,294   Cleco Corp.                                30,189
    6,731   Duke Energy Corp.                         116,985
    1,366   Portland General Electric Co.              30,762
    2,788   Progress Energy, Inc.                     116,622
                                                -------------
                                                      294,558
                                                -------------
            ELECTRICAL EQUIPMENT--0.2%
      590   II-VI, Inc. (b)                            20,603
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--2.3%
    5,273   Celestica, Inc. (b)                        44,451
    1,255   Dolby Laboratories, Inc.,
               Class A (b)                             50,577
   11,101   Flextronics International Ltd. (b)        104,349
      986   Tech Data Corp. (b)                        33,416
                                                -------------
                                                      232,793
                                                -------------
            ENERGY EQUIPMENT & SERVICES--4.3%
    1,142   Diamond Offshore Drilling, Inc.           158,898
    3,669   Halliburton Co.                           194,714
    1,198   Helmerich & Payne, Inc.                    86,280
                                                -------------
                                                      439,892
                                                -------------
            FOOD & STAPLES RETAILING--2.5%
    3,946   Safeway, Inc.                             112,658
    2,539   Wal-Mart Stores, Inc.                     142,692
                                                -------------
                                                      255,350
                                                -------------
            FOOD PRODUCTS--3.4%
    2,989   Archer-Daniels-Midland Co.                100,879
    1,133   Bunge Ltd.                                122,013
    2,032   Flowers Foods, Inc.                        57,587
      937   Lancaster Colony Corp.                     28,372
    1,477   TreeHouse Foods, Inc. (b)                  35,832
                                                -------------
                                                      344,683
                                                -------------
            GAS UTILITIES--2.4%
    1,800   Atmos Energy Corp.                         49,626
      799   Energen Corp.                              62,346
      695   Northwest Natural Gas Co.                  32,151
    1,321   Piedmont Natural Gas Co., Inc.             34,557
    1,158   Southwest Gas Corp.                        34,427
    1,004   WGL Holdings, Inc.                         34,879
                                                -------------
                                                      247,986
                                                -------------

Page 42            See Notes to Financial Statements.

First Trust Value Line(R) Equity Allocation Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            HEALTH CARE EQUIPMENT &
               SUPPLIES--1.7%
    1,376   Becton, Dickinson & Co.             $     111,869
      944   Cyberonics, Inc. (b)                       20,485
      984   Kinetic Concepts, Inc. (b)                 39,271
                                                -------------
                                                      171,625
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--1.4%
      740   Amedisys, Inc. (b)                         37,311
    1,565   Laboratory Corp. of America
               Holdings (b)                           108,971
                                                -------------
                                                      146,282
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--0.9%
      976   CEC Entertainment, Inc. (b)                27,338
      962   Panera Bread Co., Class A (b)              44,501
    2,849   Texas Roadhouse, Inc., Class A (b)         25,556
                                                -------------
                                                       97,395
                                                -------------
            HOUSEHOLD DURABLES--3.8%
    2,786   Leggett & Platt, Inc.                      46,721
    5,965   Matsushita Electric Industrial Co.,
               Ltd., ADR                              127,771
       80   NVR, Inc. (b)                              40,006
    1,011   Snap-On, Inc.                              52,582
    2,879   Sony Corp., ADR                           125,927
                                                -------------
                                                      393,007
                                                -------------
            INDUSTRIAL CONGLOMERATES--1.1%
    1,576   3M Co.                                    109,674
                                                -------------
            INSURANCE--11.2%
      140   Alleghany Corp. (b)                        46,487
    1,812   American Financial Group, Inc.             48,471
    2,383   Chubb (The) Corp.                         116,792
    3,840   CNA Financial Corp.                        96,576
      500   Everest Re Group Ltd.                      39,855
    5,377   Genworth Financial, Inc., Class A          95,764
    1,108   Hanover Insurance Group, Inc.              47,090
    2,767   Loews Corp.                               129,773
    1,009   Mercury General Corp.                      47,140
    3,266   Old Republic International Corp.           38,669
      617   PartnerRe Ltd.                             42,653
      899   Reinsurance Group of America, Inc.         39,124
      616   RLI Corp.                                  30,474
      736   Transatlantic Holdings, Inc.               41,562
    2,658   Travelers (The) Cos., Inc.                115,358
    5,455   Unum Group                                111,555
    1,653   W.R. Berkley Corp.                         39,936
    1,160   XL Capital Ltd., Class A                   23,850
                                                -------------
                                                    1,151,129
                                                -------------
            INTERNET & CATALOG RETAIL--0.9%
    1,228   NetFlix, Inc. (b)                          32,014


Shares      Description                                 Value
-------------------------------------------------------------

            INTERNET & CATALOG RETAIL (CONTINUED)
      486   Priceline.com, Inc. (b)             $      56,114
                                                -------------
                                                       88,128
                                                -------------
            INTERNET SOFTWARE & SERVICES--0.3%
    2,413   Interwoven, Inc. (b)                       28,980
                                                -------------
            IT SERVICES--0.4%
      757   ManTech International Corp.,
               Class A (b)                             36,427
                                                -------------
            LEISURE EQUIPMENT &
               PRODUCTS--0.3%
    2,501   Callaway Golf Co.                          29,587
                                                -------------
            LIFE SCIENCES TOOLS &
               SERVICES--0.9%
    1,149   Parexel International Corp. (b)            30,230
      744   Techne Corp. (b)                           57,578
                                                -------------
                                                       87,808
                                                -------------
            MACHINERY--0.8%
    1,194   Donaldson Co., Inc.                        53,300
      823   Tecumseh Products Co., Class A (b)         26,978
                                                -------------
                                                       80,278
                                                -------------
            MARINE--0.5%
    1,031   Kirby Corp. (b)                            49,488
                                                -------------
            MEDIA--0.3%
      951   Scholastic Corp. (b)                       27,256
                                                -------------
            METALS & MINING--7.1%
    1,881   BHP Billiton Ltd. PLC, ADR                160,243
      916   Cleveland-Cliffs, Inc.                    109,178
      774   Compass Minerals International, Inc.       62,353
    1,064   Fording Canadian Coal Trust               101,729
    2,063   Nucor Corp.                               154,045
    1,296   Southern Copper Corp.                     138,192
                                                -------------
                                                      725,740
                                                -------------
            MULTI-UTILITIES--2.3%
    1,342   Alliant Energy Corp.                       45,977
    1,456   Avista Corp.                               31,246
    2,893   Consolidated Edison, Inc.                 113,087
    2,666   NiSource, Inc.                             47,775
                                                -------------
                                                      238,085
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--4.2%
    1,384   Alpha Natural Resources, Inc. (b)         144,337
    1,515   Exxon Mobil Corp.                         133,517
    1,220   Massey Energy Co.                         114,375
      918   Quicksilver Resources, Inc. (b)            35,472
                                                -------------
                                                      427,701
                                                -------------
            PAPER & FOREST PRODUCTS--0.9%
    3,888   International Paper Co.                    90,590
                                                -------------


                   See Notes to Financial Statements.                    Page 43

First Trust Value Line(R) Equity Allocation Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            PERSONAL PRODUCTS--2.8%
    1,824   Alberto-Culver Co.                  $      47,916
      410   Chattem, Inc. (b)                          26,671
    2,842   Estee Lauder (The) Cos., Inc.,
               Class A                                132,011
    1,220   Herbalife Ltd.                             47,275
    2,021   Nu Skin Enterprises, Inc., Class A         30,153
                                                -------------
                                                      284,026
                                                -------------
            PHARMACEUTICALS--3.7%
    2,936   GlaxoSmithKline PLC, ADR                  129,830
    1,998   Novo-Nordisk A/S, ADR                     131,868
    2,654   Teva Pharmaceutical Industries
               Ltd., ADR                              121,553
                                                -------------
                                                      383,251
                                                -------------
            REAL ESTATE INVESTMENT TRUST--0.9%
    6,041   Annaly Capital Management, Inc.            93,696
                                                -------------
            ROAD & RAIL--2.0%
    1,305   Kansas City Southern (b)                   57,407
    1,975   Union Pacific Corp.                       149,112
                                                -------------
                                                      206,519
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--1.7%
    1,800   Linear Technology Corp.                    58,626
    4,182   Texas Instruments, Inc.                   117,765
                                                -------------
                                                      176,391
                                                -------------
            SOFTWARE--0.2%
      673   Advent Software, Inc. (b)                  24,282
                                                -------------
            SPECIALTY RETAIL--6.2%
    1,861   Aeropostale, Inc. (b)                      58,305
    4,143   Bed Bath & Beyond, Inc. (b)               116,418
    2,650   Best Buy Co., Inc.                        104,940
    6,258   Gap (The), Inc.                           104,321
      757   Gymboree (The) Corp. (b)                   30,333
      901   Sherwin-Williams (The) Co.                 41,383
    4,080   TJX (The) Cos., Inc.                      128,398
    1,634   Urban Outfitters, Inc. (b)                 50,964
                                                -------------
                                                      635,062
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--0.7%
    1,398   Fossil, Inc. (b)                           40,639
    1,277   Wolverine World Wide, Inc.                 34,058
                                                -------------
                                                       74,697
                                                -------------
            THRIFTS & MORTGAGE FINANCE--0.9%
    2,860   New York Community Bancorp, Inc.           51,023
    2,899   People's United Financial, Inc.            45,224
                                                -------------
                                                       96,247
                                                -------------
            TOBACCO--2.6%
    5,491   Altria Group, Inc.                        112,895
    1,717   British American Tobacco PLC, ADR         118,902


Shares      Description                                 Value
-------------------------------------------------------------

            TOBACCO (CONTINUED)
      653   Universal Corp.                     $      29,529
                                                -------------
                                                      261,326
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--0.3%
    1,160   Applied Industrial Technologies,
               Inc.                                    28,037
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--1.0%
    3,662   Vodafone Group PLC, ADR                   107,883
                                                -------------

            TOTAL COMMON STOCKS--100.0%
            (Cost $10,319,302)                  $  10,237,169

            MONEY MARKET FUND--1.0%
   94,985   Morgan Stanley Institutional Treasury
               Money Market Fund -- 1.85% (c)
            (Cost $94,985)                             94,985
                                                -------------

            TOTAL INVESTMENTS--101.0%
            (Cost $10,414,287)                     10,332,154
            NET OTHER ASSETS AND
               LIABILITIES--(1.0%)                    (99,433)
                                                -------------
            NET ASSETS--100.0%                  $  10,232,721
                                                =============

(a) All percentages shown in Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Represents annualized 7-day yield at June 30, 2008.

ADR - American Depositary Receipt.


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  10,237,169
Level 2 - Other Significant Observable Inputs          94,985
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $  10,332,154
                                           ==================


Page 44            See Notes to Financial Statements.

First Trust Value Line(R) Dividend Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--99.9%
            AEROSPACE & DEFENSE--0.6%
   12,682   Northrop Grumman Corp.              $     848,426
                                                -------------
            AIR FREIGHT & LOGISTICS--0.6%
   13,388   United Parcel Service, Inc., Class B      822,960
                                                -------------
            AUTO COMPONENTS--1.2%
   17,449   Autoliv, Inc.                             813,472
   13,648   Magna International, Inc., Class A        808,508
                                                -------------
                                                    1,621,980
                                                -------------
            AUTOMOBILES--0.6%
    9,066   Toyota Motor Corp., ADR                   852,204
                                                -------------
            BEVERAGES--1.3%
   16,656   Coca-Cola (The) Co.                       865,779
   13,726   PepsiCo, Inc.                             872,836
                                                -------------
                                                    1,738,615
                                                -------------
            CAPITAL MARKETS--1.2%
   22,122   Bank of New York Mellon (The)             836,875
   24,560   Federated Investors, Inc., Class B        845,355
                                                -------------
                                                    1,682,230
                                                -------------
            CHEMICALS--2.5%
   23,581   Dow Chemical (The) Co.                    823,213
   19,510   E.I. du Pont de Nemours & Co.             836,784
   21,769   International Flavors & Fragrances, Inc.  850,297
   14,639   PPG Industries, Inc.                      839,839
                                                -------------
                                                    3,350,133
                                                -------------
            COMMERCIAL BANKS--12.0%
   43,337   Associated Banc-Corp.                     835,971
   17,553   Bank of Hawaii Corp.                      839,033
   21,012   Bank of Montreal                          866,325
   18,478   Bank of Nova Scotia                       846,662
   36,901   BB&T Corp.                                840,236
   21,647   City National Corp.                       910,689
   21,595   Commerce Bancshares, Inc.                 856,458
   17,119   Cullen/Frost Bankers, Inc.                853,382
   12,289   M&T Bank Corp.                            866,866
   52,710   Marshall & Ilsley Corp.                   808,044
   15,687   PNC Financial Services Group, Inc.        895,728
   19,454   Royal Bank of Canada                      869,010
   24,683   SunTrust Banks, Inc.                      894,018
  100,693   Synovus Financial Corp.                   879,050
   14,052   Toronto-Dominion Bank (The)               875,018
   30,696   U.S. Bancorp                              856,111
   36,567   Wells Fargo & Co.                         868,466
   30,000   Wilmington Trust Corp.                    793,200
   28,534   Zions Bancorporation                      898,536
                                                -------------
                                                   16,352,803
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--2.5%
   18,959   Avery Dennison Corp.                      832,869
   25,484   Pitney Bowes, Inc.                        869,004


Shares      Description                                 Value
-------------------------------------------------------------

            COMMERCIAL SERVICES &
               SUPPLIES (CONTINUED)
   28,756   R.R. Donnelley & Sons Co.           $     853,766
   22,994   Waste Management, Inc.                    867,104
                                                -------------
                                                    3,422,743
                                                -------------
            COMPUTERS & PERIPHERALS--0.6%
   24,311   Diebold, Inc.                             864,985
                                                -------------
            CONTAINERS & PACKAGING--1.2%
   37,478   Bemis Co., Inc.                           840,257
   26,441   Sonoco Products Co.                       818,349
                                                -------------
                                                    1,658,606
                                                -------------
            DISTRIBUTORS--0.6%
   21,668   Genuine Parts Co.                         859,786
                                                -------------
            DIVERSIFIED FINANCIAL SERVICES--1.2%
   34,278   Bank of America Corp.                     818,216
   24,060   JPMorgan Chase & Co.                      825,498
                                                -------------
                                                    1,643,714
                                                -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--2.5%
   25,803   AT&T, Inc.                                869,303
   62,341   Telecom Corp. of New Zealand
               Ltd., ADR                              842,227
   11,181   Telefonica SA, ADR                        889,784
   24,704   Verizon Communications, Inc.              874,522
                                                -------------
                                                    3,475,836
                                                -------------
            ELECTRIC UTILITIES--8.9%
   19,948   ALLETE, Inc.                              837,816
   50,006   Duke Energy Corp.                         869,104
    7,222   Entergy Corp.                             870,107
    9,757   Exelon Corp.                              877,740
   10,845   FirstEnergy Corp.                         892,869
   13,264   FPL Group, Inc.                           869,853
   33,262   Great Plains Energy, Inc.                 840,863
   34,912   Hawaiian Electric Industries, Inc.        863,374
   27,516   Pinnacle West Capital Corp.               846,667
   37,336   Portland General Electric Co.             840,807
   17,079   PPL Corp.                                 892,719
   20,775   Progress Energy, Inc.                     869,018
   25,440   Southern Co.                              888,365
   39,045   Westar Energy, Inc.                       839,858
                                                -------------
                                                   12,099,160
                                                -------------
            ELECTRICAL EQUIPMENT--1.2%
   16,541   Emerson Electric Co.                      817,952
   20,139   Hubbell, Inc., Class B                    802,942
                                                -------------
                                                    1,620,894
                                                -------------
            FOOD & STAPLES RETAILING--0.6%
   30,728   Sysco Corp.                               845,327
                                                -------------
            FOOD PRODUCTS--6.8%
   26,520   Campbell Soup Co.                         887,358


                   See Notes to Financial Statements.                    Page 45

First Trust Value Line(R) Dividend Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            FOOD PRODUCTS (CONTINUED)
   39,924   ConAgra Foods, Inc.                 $     769,735
   13,992   General Mills, Inc.                       850,294
   17,889   H.J. Heinz Co.                            855,989
   26,528   Hershey (The) Co.                         869,588
   20,254   J.M. Smucker (The) Co.                    823,123
   17,446   Kellogg Co.                               837,757
   30,287   Kraft Foods, Inc., Class A                861,665
   23,924   McCormick & Co., Inc.                     853,130
   70,405   Sara Lee Corp.                            862,461
   30,760   Unilever PLC, ADR                         873,892
                                                -------------
                                                    9,344,992
                                                -------------
            GAS UTILITIES--5.7%
   25,969   AGL Resources, Inc.                       898,008
   32,060   Atmos Energy Corp.                        883,894
   15,038   National Fuel Gas Co.                     894,460
   26,153   New Jersey Resources Corp.                853,895
   18,715   Northwest Natural Gas Co.                 865,756
   32,566   Piedmont Natural Gas Co.                  851,927
   22,746   South Jersey Industries, Inc.             849,791
   31,192   UGI Corp.                                 895,522
   24,912   WGL Holdings, Inc.                        865,443
                                                -------------
                                                    7,858,696
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--0.6%
   15,561   McDonald's Corp.                          874,839
                                                -------------
            HOUSEHOLD DURABLES--1.2%
   13,883   Fortune Brands, Inc.                      866,438
   49,950   Leggett & Platt, Inc.                     837,662
                                                -------------
                                                    1,704,100
                                                -------------
            HOUSEHOLD PRODUCTS--2.5%
   16,557   Clorox (The) Co.                          864,275
   12,887   Colgate-Palmolive Co.                     890,491
   14,488   Kimberly-Clark Corp.                      866,093
   14,097   Procter & Gamble (The) Co.                857,239
                                                -------------
                                                    3,478,098
                                                -------------
            INDEPENDENT POWER PRODUCERS
               & ENERGY TRADERS--0.6%
   10,675   Constellation Energy Group                876,418
                                                -------------
            INDUSTRIAL CONGLOMERATES--2.5%
   12,159   3M Co.                                    846,145
   32,376   General Electric Co.                      864,115
   21,753   Otter Tail Corp.                          844,669
   15,358   Teleflex, Inc.                            853,751
                                                -------------
                                                    3,408,680
                                                -------------
            INSURANCE--8.7%
   18,652   Allstate (The) Corp.                      850,345
   34,939   Arthur J. Gallagher & Co.                 842,030
   17,452   Chubb (The) Corp.                         855,323
   33,064   Cincinnati Financial Corp.                839,826


Shares      Description                                 Value
-------------------------------------------------------------

            INSURANCE (CONTINUED)
   18,586   Erie Indemnity Co., Class A         $     857,743
   10,680   Everest Re Group Ltd.                     851,303
   12,951   Hartford Financial Services Group
               (The), Inc.                            836,246
   18,656   Lincoln National Corp.                    845,490
   24,553   Manulife Financial Corp.                  852,235
   18,280   Mercury General Corp.                     854,042
   17,958   Nationwide Financial Services,
               Class A                                862,163
   68,768   Old Republic International Corp.          814,213
   21,893   Protective Life Corp.                     833,029
   19,784   Travelers (The) Cos., Inc.                858,625
                                                -------------
                                                   11,852,613
                                                -------------
            IT SERVICES--1.3%
   20,917   Automatic Data Processing, Inc.           876,422
   27,722   Paychex, Inc.                             867,144
                                                -------------
                                                    1,743,566
                                                -------------
            MACHINERY--0.6%
   18,359   Illinois Tool Works, Inc.                 872,236
                                                -------------
            MEDIA--2.5%
   39,656   Gannett Co., Inc.                         859,346
   33,808   Interactive Data Corp.                    849,595
   31,116   Meredith Corp.                            880,271
   26,980   Thomson (The) Corp.                       868,486
                                                -------------
                                                    3,457,698
                                                -------------
            MULTI-UTILITIES--8.9%
   24,787   Alliant Energy Corp.                      849,203
   20,626   Ameren Corp.                              871,036
   22,278   Consolidated Edison, Inc.                 870,847
   18,672   Dominion Resources, Inc.                  886,733
   36,402   Energy East Corp.                         899,857
   17,083   Integrys Energy Group, Inc.               868,329
   25,893   NSTAR                                     875,701
   26,988   OGE Energy Corp.                          855,789
   22,233   PG&E Corp.                                882,428
   23,345   SCANA Corp.                               863,765
   15,955   Sempra Energy                             900,660
   27,636   Vectren Corp.                             862,520
   18,903   Wisconsin Energy Corp.                    854,794
   43,274   Xcel Energy, Inc.                         868,509
                                                -------------
                                                   12,210,171
                                                -------------
            OIL, GAS & CONSUMABLE FUELS--3.3%
   13,032   BP PLC, ADR                               906,636
    8,955   Chevron Corp.                             887,709
   11,340   Royal Dutch Shell PLC, ADR                926,592
   10,780   Total SA, ADR                             919,211
   22,368   TransCanada Corp.                         867,207
                                                -------------
                                                    4,507,355
                                                -------------
            PHARMACEUTICALS--5.9%
   16,340   Abbott Laboratories                       865,530
   45,031   Bristol-Myers Squibb Co.                  924,486
   18,637   Eli Lilly & Co.                           860,284


Page 46            See Notes to Financial Statements.

First Trust Value Line(R) Dividend Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            PHARMACEUTICALS (CONTINUED)
   20,208   GlaxoSmithKline PLC, ADR            $     893,598
   13,798   Johnson & Johnson                         887,763
   17,195   Novartis AG, ADR                          946,414
   51,042   Pfizer, Inc.                              891,704
   27,567   Sanofi-Aventis, ADR                       916,051
   18,539   Wyeth                                     889,130
                                                -------------
                                                    8,074,960
                                                -------------
            REAL ESTATE INVESTMENT TRUSTS--3.8%
   12,480   Federal Realty Investment Trust           861,120
   20,407   Plum Creek Timber Co., Inc.               871,583
   11,046   Public Storage                            892,407
    9,507   Simon Property Group, Inc.                854,584
   28,488   Washington Real Estate Investment
               Trust                                  856,064
   28,905   Weingarten Realty Investors               876,400
                                                -------------
                                                    5,212,158
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--0.6%
   39,674   Intel Corp.                               852,198
                                                -------------
            SPECIALTY RETAIL--1.2%
   35,399   Home Depot (The), Inc.                    829,045
   17,696   Sherwin-Williams (The) Co.                812,777
                                                -------------
                                                    1,641,822
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--0.7%
   12,458   VF Corp.                                  886,760
                                                -------------
            THRIFTS & MORTGAGE FINANCE--1.9%
   42,629   Astoria Financial Corp.                   855,990
   22,899   Capitol Federal Financial                 861,232
   45,798   Washington Federal, Inc.                  828,944
                                                -------------
                                                    2,546,166
                                                -------------
            TOBACCO--1.3%
   42,445   Altria Group, Inc.                        872,670
   19,020   Universal Corp.                           860,084
                                                -------------
                                                    1,732,754
                                                -------------

            TOTAL INVESTMENTS--99.9%
            (Cost $154,022,956)                   136,896,682
            NET OTHER ASSETS AND
               LIABILITIES--0.1%                      118,680
                                               --------------
            NET ASSETS--100.0%                 $  137,015,362
                                               ==============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

ADR - American Depositary Receipt.



A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $ 136,896,682
Level 2 - Other Significant Observable Inputs         --
Level 3 - Significant Unobservable Inputs             --
                                           ------------------
Total                                           $ 136,896,682
                                           ==================


                   See Notes to Financial Statements.                    Page 47

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------
            COMMON STOCKS (B)--100.2%
            AIR FREIGHT & LOGISTICS--3.3%
    1,058   C.H. Robinson Worldwide, Inc.       $      58,021
    1,418   Expeditors International of
               Washington, Inc.                        60,974
                                                -------------
                                                      118,995
                                                -------------
            AIRLINES--2.9%
    2,240   Ryanair Holdings PLC, ADR (c)              64,221
    7,474   UAL Corp.                                  39,014
                                                -------------
                                                      103,235
                                                -------------
            BEVERAGES--1.5%
    1,879   Hansen Natural Corp. (c)                   54,153
                                                -------------
            BIOTECHNOLOGY--14.1%
    1,459   Amgen, Inc. (c)                            68,807
    2,159   Amylin Pharmaceuticals, Inc. (c)           54,817
    1,034   Biogen Idec, Inc. (c)                      57,790
    1,053   Celgene Corp. (c)                          67,255
      934   Cephalon, Inc. (c)                         62,288
      950   Genzyme Corp. (c)                          68,419
    1,179   Gilead Sciences, Inc. (c)                  62,428
    2,003   Vertex Pharmaceuticals, Inc. (c)           67,040
                                                -------------
                                                      508,844
                                                -------------
            CHEMICALS--1.7%
    1,111   Sigma-Aldrich Corp.                        59,838
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--4.9%
    2,296   Cintas Corp.                               60,867
    2,800   Monster Worldwide, Inc. (c)                57,708
    1,131   Stericycle, Inc. (c)                       58,473
                                                -------------
                                                      177,048
                                                -------------
            CONSTRUCTION & ENGINEERING--1.7%
      853   Foster Wheeler Ltd. (c)                    62,397
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--1.7%
    1,354   Apollo Group, Inc., Class A (c)            59,928
                                                -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES--1.3%
   15,562   Level 3 Communications, Inc. (c)           45,908
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--1.5%
    5,914   Flextronics International Ltd. (c)         55,592
                                                -------------
            FOOD & STAPLES RETAILING--3.2%
      906   Costco Wholesale Corp.                     63,547
    2,267   Whole Foods Market, Inc.                   53,705
                                                -------------
                                                      117,252
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--5.0%
    1,651   DENTSPLY International, Inc.               60,757
    2,758   Hologic, Inc. (c)                          60,124


Shares      Description                                 Value
-------------------------------------------------------------

            HEALTH CARE EQUIPMENT &
               SUPPLIES (CONTINUED)
      229   Intuitive Surgical, Inc. (c)        $      61,693
                                                -------------
                                                      182,574
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--4.8%
      921   Express Scripts, Inc. (c)                  57,765
    1,177   Henry Schein, Inc. (c)                     60,698
    1,940   Patterson Cos., Inc. (c)                   57,017
                                                -------------
                                                      175,480
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--3.1%
    3,655   Starbucks Corp. (c)                        57,530
      681   Wynn Resorts Ltd.                          55,399
                                                -------------
                                                      112,929
                                                -------------
            HOUSEHOLD DURABLES--1.5%
    1,258   Garmin Ltd.                                53,893
                                                -------------
            INTERNET & CATALOG RETAIL--6.2%
      801   Amazon.com, Inc. (c)                       58,737
    2,885   Expedia, Inc. (c)                          53,026
    3,042   IAC/InterActiveCorp. (c)                   58,650
    3,795   Liberty Media Corp. - Interactive,
               Class A (c)                             56,014
                                                -------------
                                                      226,427
                                                -------------
            INTERNET SOFTWARE & SERVICES--1.7%
    2,208   eBay, Inc. (c)                             60,345
                                                -------------
            IT SERVICES--3.3%
    1,291   Fiserv, Inc. (c)                           58,573
    1,947   Paychex, Inc.                              60,902
                                                -------------
                                                      119,475
                                                -------------
            MACHINERY--3.0%
      738   Joy Global, Inc.                           55,962
    1,302   PACCAR, Inc.                               54,463
                                                -------------
                                                      110,425
                                                -------------
            MEDIA--13.9%
    2,944   Comcast Corp., Class A                     55,848
    2,332   DIRECTV Group (The), Inc. (c)              60,421
    2,517   Discovery Holding Co., Class A (c)         55,273
    1,839   DISH Network Corp., Class A (c)            53,846
    2,076   Focus Media Holding Ltd., ADR (c)          57,547
    1,638   Lamar Advertising Co., Class A (c)         59,016
    1,823   Liberty Global, Inc., Class A (c)          57,297
   25,128   Sirius Satellite Radio, Inc. (c)           48,246
    4,016   Virgin Media, Inc.                         54,658
                                                -------------
                                                      502,152
                                                -------------
            METALS & MINING--1.8%
    1,699   Steel Dynamics, Inc.                       66,380
                                                -------------


Page 48            See Notes to Financial Statements.

First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (B) (CONTINUED)
            MULTILINE RETAIL--1.6%
      785   Sears Holdings Corp. (c)            $      57,823
                                                -------------
            PHARMACEUTICALS--1.8%
    1,434   Teva Pharmaceutical Industries
               Ltd., ADR                               65,677
                                                -------------
            SOFTWARE--3.4%
    1,899   Activision, Inc. (c)                       64,699
    1,358   Electronic Arts, Inc. (c)                  60,336
                                                -------------
                                                      125,035
                                                -------------
            SPECIALTY RETAIL--5.1%
    2,120   Bed Bath & Beyond, Inc. (c)                59,572
    2,881   PetSmart, Inc.                             57,476
    2,780   Staples, Inc.                              66,025
                                                -------------
                                                      183,073
                                                -------------
            TRADING COMPANIES &
               DISTRIBUTORS--1.6%
    1,323   Fastenal Co.                               57,101
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--4.6%
    1,109   Leap Wireless International, Inc. (c)      47,876
      561   Millicom International Cellular SA         58,064
    1,250   NII Holdings, Inc. (c)                     59,362
                                                -------------
                                                      165,302
                                                -------------

            TOTAL COMMON STOCKS--100.2%
            (Cost $4,112,111)                       3,627,281

            MONEY MARKET FUND--0.8%
   28,300   Morgan Stanley Institutional Treasury
               Money Market Fund--1.85% (d)
            (Cost $28,300)                             28,300
                                                -------------

            TOTAL INVESTMENTS--101.0%
            (Cost $4,140,411)                       3,655,581
            NET OTHER ASSETS AND
               LIABILITIES--(1.0%)                    (35,276)
                                                -------------
            NET ASSETS--100.0%                  $   3,620,305
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) The industry allocation is based on Standard & Poor's Global Industry Classification Standard (GICS), and is different than the industry sector classification system used by the Index to select securities, which is the Industry Classification Benchmark (ICB) system, the joint classification system of Dow Jones Indexes and FTSE Group.

(c)  Non-income producing security.

(d)  Represents annualized 7-day yield at June 30, 2008.

ADR - American Depositary Receipt.


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                 Investments
                                               in Securities
------------------------------------------------------------
Level 1 - Quoted Prices                         $  3,627,281
Level 2 - Other Significant Observable Inputs         28,300
Level 3 - Significant Unobservable Inputs             --
                                          ------------------
Total                                           $  3,655,581
                                          ==================


                   See Notes to Financial Statements.                    Page 49

First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.1%
            AEROSPACE & DEFENSE--2.9%
   13,306   Ascent Solar Technologies, Inc. (b) $     137,717
   69,301   Hexcel Corp. (b)                        1,337,509
                                                -------------
                                                    1,475,226
                                                -------------
            AUTO COMPONENTS--0.5%
   59,292   Ballard Power Systems, Inc. (b)           247,248
                                                -------------
            BIOTECHNOLOGY--0.3%
   16,418   Metabolix, Inc. (b)                       160,896
                                                -------------
            CHEMICALS--1.4%
   61,046   Altair Nanotechnologies, Inc. (b)         103,778
   24,599   Zoltek Cos., Inc. (b)                     596,526
                                                -------------
                                                      700,304
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--0.5%
   14,254   EnerNOC, Inc. (b)                         255,859
                                                -------------
            ELECTRICAL EQUIPMENT--43.8%
   35,893   Advanced Battery Technologies,
               Inc. (b)                               207,103
   20,760   Akeena Solar, Inc. (b)                    116,671
   30,338   American Superconductor Corp. (b)       1,087,617
   33,310   Baldor Electric Co.                     1,165,184
   20,062   Canadian Solar, Inc. (b)                  806,292
  105,164   Capstone Turbine Corp (b)                 440,637
   38,448   China BAK Battery, Inc. (b)               181,090
   29,255   Energy Conversion Devices, Inc. (b)     2,154,338
   87,728   Evergreen Solar, Inc. (b)                 850,084
   17,239   First Solar, Inc. (b)                   4,703,145
   49,181   FuelCell Energy, Inc. (b)                 349,185
   74,557   GrafTech International Ltd. (b)         2,000,364
   14,301   Hoku Scientific, Inc. (b)                  71,791
   72,093   JA Solar Holdings Co. Ltd., ADR (b)     1,214,767
   28,280   Medis Technologies Ltd., (b)               95,304
   19,462   Orion Energy Systems, Inc. (b)            194,620
   63,734   Plug Power, Inc. (b)                      149,775
   63,178   Power-One, Inc. (b)                       119,406
   19,525   Solarfun Power Holdings Co., Ltd.,
               ADR  (b)                               341,688
   27,346   SunPower Corp., Class A (b)             1,968,365
   72,307   Suntech Power Holdings Co. Ltd.,
               ADR (b)                              2,708,620
   12,562   Ultralife Batteries, Inc. (b)             134,288
   83,420   Valence Technology, Inc. (b)              369,551
   21,563   Vicor Corp.                               215,199
   33,325   Yingli Green Energy Holding Co.
               Ltd., ADR (b)                          530,534
                                                -------------
                                                   22,175,618
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--8.5%
  123,576   AVX Corp.                               1,397,645
   15,760   Comverge, Inc. (b)                        220,325
   29,502   Echelon Corp. (b)                         321,572


Shares      Description                                 Value
-------------------------------------------------------------

            ELECTRONIC EQUIPMENT &
               INSTRUMENTS (CONTINUED)
   22,344   Itron, Inc. (b)                     $   2,197,531
   15,040   Maxwell Technologies, Inc. (b)            159,725
                                                -------------
                                                    4,296,798
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--0.5%
   16,517   Greatbatch, Inc. (b)                      285,744
                                                -------------
            INDEPENDENT POWER PRODUCERS
               & ENERGY TRADERS--3.2%
   32,740   Ormat Technologies, Inc.                1,610,153
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--1.9%
   30,318   Aventine Renewable Energy
               Holdings, Inc. (b)                     133,399
   13,889   Gushan Enviromental Energy
               Ltd., ADR                              161,390
   79,491   Nova Biosource Fuels, Inc. (b)             53,259
   31,878   Pacific Ethanol, Inc. (b)                  57,699
  114,008   VeraSun Energy (b)                        470,853
   45,975   Verenium Corp. (b)                         88,732
                                                -------------
                                                      965,332
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--36.6%
   32,967   Advanced Analogic Technologies,
               Inc. (b)                               136,154
   64,771   Cree, Inc. (b)                          1,477,427
   55,842   EMCORE Corp. (b)                          349,571
   89,985   Fairchild Semiconductor
               International, Inc. (b)              1,055,524
   52,380   International Rectifier Corp. (b)       1,005,696
   22,458   IXYS Corp. (b)                            268,149
   20,056   LDK Solar Co., Ltd., ADR (b)              759,721
  123,577   Linear Technology Corp.                 4,024,903
   66,484   MEMC Electronic Materials, Inc. (b)     4,091,424
   56,797   Microsemi Corp. (b)                     1,430,148
   27,392   O2Micro International Ltd., ADR (b)       182,157
  283,664   ON Semiconductor Corp. (b)              2,601,199
   21,960   Power Integrations, Inc. (b)              694,156
   14,165   Trina Solar Ltd., ADR (b)                 434,016
                                                -------------
                                                   18,510,245
                                                -------------

            TOTAL INVESTMENTS--100.1%
            (Cost $54,306,697)                     50,683,423
            NET OTHER ASSETS AND
               LIABILITIES--(0.1%)                    (48,572)
                                                -------------
            NET ASSETS--100.0%                  $  50,634,851
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR  - American Depositary Receipt.


Page 50            See Notes to Financial Statements.

First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)




A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  50,683,423
Level 2 - Other Significant Observable Inputs        --
Level 3 - Significant Unobservable Inputs            --
                                           ------------------
Total                                           $  50,683,423
                                           ==================




                   See Notes to Financial Statements.                    Page 51

First Trust S&P REIT Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--99.5%
            REAL ESTATE INVESTMENT TRUSTS--99.5%
      275   Acadia Realty Trust                 $       6,366
       67   Agree Realty Corp.                          1,477
      274   Alexandria Real Estate Equities,
               Inc.                                    26,671
      836   AMB Property Corp.                         42,118
      360   American Campus Communities, Inc.          10,022
       61   American Land Lease, Inc.                   1,159
      766   Apartment Investment & Management
               Co.                                     26,090
      879   Ashford Hospitality Trust                   4,061
      126   Associated Estates Realty Corp.             1,349
      657   AvalonBay Communities, Inc.                58,578
      612   BioMed Realty Trust, Inc.                  15,012
    1,022   Boston Properties, Inc.                    92,205
      748   Brandywine Realty Trust                    11,788
      435   BRE Properties, Inc.                       18,827
      454   Camden Property Trust                      20,094
      566   CBL & Associates Properties, Inc.          12,927
      379   Cedar Shopping Centers, Inc.                4,442
      113   Cogdell Spencer, Inc.                       1,836
      405   Colonial Properties Trust                   8,108
      406   Corporate Office Properties Trust          13,938
      315   Cousins Properties, Inc.                    7,277
    1,465   DCT Industrial Trust, Inc.                 12,130
    1,022   Developers Diversified Realty Corp.        35,474
      809   DiamondRock Hospitality Co.                 8,810
      562   Digital Realty Trust, Inc.                 22,991
    1,252   Duke Realty Corp.                          28,107
      212   EastGroup Properties, Inc.                  9,095
      243   Education Realty Trust, Inc.                2,831
      261   Entertainment Properties Trust             12,904
      210   Equity Lifestyle Properties, Inc.           9,240
      316   Equity One, Inc.                            6,494
    2,309   Equity Residential                         88,365
      218   Essex Property Trust, Inc.                 23,217
      678   Extra Space Storage, Inc.                  10,414
      502   Federal Realty Investment Trust            34,638
      537   FelCor Lodging Trust, Inc.                  5,639
      378   First Industrial Realty Trust, Inc.        10,384
      209   First Potomac Realty Trust                  3,185
    2,283   General Growth Properties, Inc.            79,973
      323   Glimcher Realty Trust                       3,611
    2,005   HCP, Inc.                                  63,779
      766   Health Care REIT, Inc.                     34,087
      433   Healthcare Realty Trust, Inc.              10,292
      403   Hersha Hospitality Trust                    3,043
      489   Highwoods Properties, Inc.                 15,364
      270   Home Properties, Inc.                      12,976
      802   Hospitality Properties Trust               19,617
    4,457   Host Hotels & Resorts, Inc.                60,838
    1,924   HRPT Properties Trust                      13,025
      501   Inland Real Estate Corp.                    7,224
      490   Investors Real Estate Trust                 4,675
    1,147   iStar Financial, Inc.                      15,152
      279   Kilroy Realty Corp.                        13,121
    2,165   Kimco Realty Corp.                         74,736


Shares      Description                                 Value
-------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS
               (CONTINUED)
      249   Kite Realty Group Trust             $       3,113
      342   LaSalle Hotel Properties                    8,594
      515   Lexington Realty Trust                      7,019
      791   Liberty Property Trust                     26,222
      173   LTC Properties, Inc.                        4,422
      638   Macerich (The) Co.                         39,639
      561   Mack-Cali Realty Corp.                     19,169
      566   Medical Properties Trust, Inc.              5,728
      224   Mid-America Apartment Communities,
               Inc.                                    11,433
      206   Monmouth Real Estate Investment Corp.       1,318
      202   National Health Investors, Inc.             5,759
      627   National Retail Properties, Inc.           13,104
      822   Nationwide Health Properties, Inc.         25,885
       69   One Liberty Properties, Inc.                1,125
      130   Parkway Properties, Inc.                    4,385
      336   Pennsylvania Real Estate Investment
               Trust                                    7,775
    1,460   Plum Creek Timber Co., Inc.                62,357
      376   Post Properties, Inc.                      11,186
      336   Potlatch Corp.                             15,160
    2,237   ProLogis                                  121,582
      131   PS Business Parks, Inc.                     6,760
    1,054   Public Storage                             85,153
      158   Ramco-Gershenson Properties Trust           3,245
      669   Rayonier, Inc.                             28,406
      865   Realty Income Corp.                        19,687
      597   Regency Centers Corp.                      35,295
       93   Saul Centers, Inc.                          4,370
      955   Senior Housing Properties Trust            18,651
    1,918   Simon Property Group, Inc.                172,410
      498   SL Green Realty Corp.                      41,195
      186   Sovran Self Storage, Inc.                   7,730
      635   Strategic Hotels & Resorts, Inc.            5,950
      138   Sun Communities, Inc.                       2,516
      438   Sunstone Hotel Investors, Inc.              7,271
      150   Supertel Hospitality, Inc.                    744
      269   Tanger Factory Outlet Centers, Inc.         9,665
      451   Taubman Centers, Inc.                      21,941
    1,094   UDR, Inc.                                  24,484
      101   Universal Health Realty Income Trust        3,030
      188   Urstadt Biddle Properties, Inc.             2,756
      415   U-Store-It Trust                            4,959
    1,182   Ventas, Inc.                               50,318
    1,154   Vornado Realty Trust                      101,553
      422   Washington Real Estate Investment
               Trust                                   12,681
      638   Weingarten Realty Investors                19,344
      506   Winthrop Realty Trust, Inc.                 1,822
                                                -------------

            TOTAL COMMON STOCKS--99.5%
            (Cost $2,747,489)                       2,226,687
                                                -------------


Page 52            See Notes to Financial Statements.

First Trust S&P REIT Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            MONEY MARKET FUND--2.4%
   53,035   Morgan Stanley Institutional Treasury
               Money Market Fund--1.85% (b)
            (Cost $53,035)                      $      53,035
                                                -------------

            TOTAL INVESTMENTS--101.9%
            (Cost $2,800,524)                       2,279,722
            NET OTHER ASSETS AND
               LIABILITIES--(1.9%)                    (43,059)
                                                -------------
            NET ASSETS--100.0%                  $   2,236,663
                                                =============

(a) All percentages shown in Portfolio of Investments are based on net assets.

(b) Represents annualized 7-day yield at June 30, 2008.



A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                 Investments
                                               in Securities
------------------------------------------------------------
Level 1 - Quoted Prices                         $  2,226,687
Level 2 - Other Significant Observable Inputs         53,035
Level 3 - Significant Unobservable Inputs             --
                                          ------------------
Total                                           $  2,279,722
                                          ==================


                   See Notes to Financial Statements.                    Page 53

First Trust ISE Water Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--99.9%
            BUILDING PRODUCTS--1.4%
    4,909   Ameron International Corp.          $     588,982
                                                -------------
            CHEMICALS--6.6%
   14,667   Arch Chemicals, Inc.                      486,211
   47,263   Calgon Carbon Corp. (b)                   730,686
   74,985   Nalco Holding Co.                       1,585,933
                                                -------------
                                                    2,802,830
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--3.7%
   70,584   Tetra Tech, Inc. (b)                    1,596,610
                                                -------------
            CONSTRUCTION & ENGINEERING--7.2%
   51,352   Insituform Technologies, Inc.,
               Class A (b)                            782,091
   29,166   Layne Christensen Co. (b)               1,277,179
   18,285   Northwest Pipe Co. (b)                  1,020,303
                                                -------------
                                                    3,079,573
                                                -------------
            DIVERSIFIED FINANCIAL SERVICES--1.3%
   13,142   PICO Holdings, Inc. (b)                   571,020
                                                -------------
            ELECTRICAL EQUIPMENT--6.7%
   32,864   Franklin Electric Co., Inc.             1,274,466
   24,112   Roper Industries, Inc.                  1,588,498
                                                -------------
                                                    2,862,964
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--2.2%
    9,517   Itron, Inc. (b)                           935,997
                                                -------------
            LIFE SCIENCES TOOLS & SERVICES--3.0%
   19,032   Millipore Corp. (b)                     1,291,512
                                                -------------
            MACHINERY--43.8%
   18,466   Badger Meter, Inc.                        933,087
   43,249   Crane Co.                               1,666,384
   98,392   Flow International Corp. (b)              767,458
   13,569   Flowserve Corp.                         1,854,882
   33,150   Gorman-Rupp (The) Co.                   1,320,696
   46,731   IDEX Corp.                              1,721,570
   28,690   ITT Corp.                               1,816,938
   12,714   Lindsay Corp.                           1,080,309
   26,289   Mueller Industries, Inc.                  846,506
  169,811   Mueller Water Products Inc.,
               Class A, ADR                         1,370,375
   13,480   Pall Corp.                                534,886
   53,439   Pentair, Inc.                           1,871,433
   13,693   Valmont Industries, Inc.                1,428,043
   59,399   Watts Water Technologies, Inc.,
               Class A                              1,479,035
                                                -------------
                                                   18,691,602
                                                -------------
            MULTI-UTILITIES--3.9%
   29,964   Veolia Environment, ADR                 1,673,489
                                                -------------
            WATER UTILITIES--20.1%
   25,264   American States Water Co.                 882,724


Shares      Description                                 Value
-------------------------------------------------------------

            WATER UTILITIES (CONTINUED)
  105,065   Aqua America, Inc.                  $   1,677,888
   37,197   California Water Service Group          1,218,946
   86,971   Cascal N.V. (b)                         1,069,743
   34,802   Companhia de Saneamento Basico do
               Estado de Sao Paulo, ADR (b)         1,780,470
   33,605   Consolidated Water Co., Ltd.              665,379
   29,157   SJW Corp.                                 769,745
   53,895   Southwest Water Co.                       540,028
                                                -------------
                                                    8,604,923
                                                -------------

            TOTAL COMMON STOCKS--99.9%
            (Cost $44,407,007)                     42,699,502

            MONEY MARKET FUND--3.6%
1,521,823   Morgan Stanley Institutional Treasury
               Money Market Fund - 1.85% (c)
            (Cost $1,521,823)                       1,521,823
                                                -------------
            TOTAL INVESTMENTS--103.5%
            (Cost $45,928,830)                     44,221,325
            NET OTHER ASSETS AND
               LIABILITIES--(3.5%)                 (1,496,173)
                                                -------------
            NET ASSETS--100.0%                  $  42,725,152
                                                =============


(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Represents annualized 7-day yield at June 30, 2008.

ADR - American Depositary Receipt.



A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  42,699,502
Level 2 - Other Significant Observable Inputs       1,521,823
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $  44,221,325
                                           ==================


Page 54            See Notes to Financial Statements.

First Trust ISE-Revere Natural Gas Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.1%
            GAS UTILITIES--3.4%
   66,579   Questar Corp.                       $   4,729,772
                                                -------------
            OIL, GAS & CONSUMABLE FUELS--96.7%
   57,788   Anadarko Petroleum Corp.                4,324,854
   32,274   Apache Corp.                            4,486,086
  182,548   Bois d'Arc Energy, Inc. (b)             4,437,742
   67,281   Cabot Oil & Gas Corp.                   4,556,942
   75,409   Chesapeake Energy Corp.                 4,973,978
   63,504   Cimarex Energy Co.                      4,424,324
  360,385   Compton Petroleum Corp.  (b)            4,580,493
   66,499   Comstock Resources, Inc. (b)            5,614,511
   47,408   ConocoPhillips                          4,474,841
   38,449   Devon Energy Corp.                      4,620,032
  158,580   Dorchester Minerals LP (d)              5,042,844
   49,075   EnCana Corp.                            4,462,390
   97,147   Enerplus Resources Fund                 4,492,077
   34,293   EOG Resources, Inc.                     4,499,242
  129,945   Mariner Energy, Inc. (b)                4,804,067
  148,218   McMoRan Exploration Co. (b)             4,078,959
   72,205   Newfield Exploration Co. (b)            4,711,376
  194,041   PetroQuest Energy, Inc. (b)             5,219,703
   59,520   Pioneer Natural Resources Co.           4,659,226
  112,621   Quicksilver Resources, Inc. (b)         4,351,675
  157,352   Rosetta Resources, Inc. (b)             4,484,532
   56,057   Royal Dutch Shell PLC, ADR              4,580,417
   75,962   St. Mary Land & Exploration Co.         4,910,184
  119,774   Statoil ASA, ADR                        4,477,152
   67,545   Stone Energy Corp. (b)                  4,451,891
  186,510   Talisman Energy, Inc.                   4,127,466
   47,855   Ultra Petroleum Corp.(b)                4,699,361
   80,157   W&T Offshore, Inc.                      4,689,986
   65,688   XTO Energy, Inc.                        4,500,285
                                                -------------
                                                  133,736,636
                                                -------------

            TOTAL COMMON STOCKS--100.1%
            (Cost $123,104,040)                   138,466,408

            MONEY MARKET FUND--0.2%
  240,311   Morgan Stanley Institutional Treasury
               Money Market Fund--1.85% (c)
            (Cost $240,311)                           240,311
                                                -------------

            TOTAL INVESTMENTS--100.3%
            (Cost $123,344,351)                   138,706,719
            NET OTHER ASSETS AND
            LIABILITIES--(0.3%)                      (366,746)
                                               --------------
            NET ASSETS--100.0%                 $  138,339,973
                                               ==============

(a) All percentages shown in Portfolio of Investments are based on net assets.

(b) Non-income producing security.

(c) Represents annualized 7-day yield at June 30, 2008.

(d) Master limited partnership ("MLP")

ADR - American Depositary Receipt


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $ 138,466,408
Level 2 - Other Significant Observable Inputs         240,311
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $ 138,706,719
                                           ==================




                   See Notes to Financial Statements.                    Page 55

First Trust ISE Chindia Index Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--99.6%
            COMMERCIAL BANKS--12.3%
   69,941   HDFC Bank Ltd., ADR                 $   5,011,972
  161,524   ICICI Bank Ltd., ADR                    4,645,430
                                                -------------
                                                    9,657,402
                                                -------------
            CONSTRUCTION & ENGINEERING--0.7%
   17,299   KHD Humboldt Wedag International
               Ltd. (b)                               545,437
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--0.7%
    8,916   New Oriental Education &
               Technology Group, Inc., ADR (b)        520,873
                                                -------------
            DIVERSIFIED TELECOMMUNICATIONS
               --4.1%
   10,281   China Netcom Group Corp., Ltd.,
               ADR                                    561,240
    9,997   China Telecom Corp., Ltd., ADR            543,737
  129,780   Mahanagar Telephone Nigam.,
               Ltd., ADR                              552,863
   84,696   Tata Communications Ltd., ADR           1,510,976
                                                -------------
                                                    3,168,816
                                                -------------
            ELECTRICAL EQUIPMENT--6.7%
   14,908   Canadian Solar, Inc. (b)                  599,153
   29,847   JA Solar Holdings Co., Ltd., ADR (b)      502,922
   31,025   Solarfun Power Holdings Co., Ltd.,
               ADR (b)                                542,938
   82,306   Suntech Power Holdings Co., Ltd.,
               ADR (b)                              3,083,182
   30,844   Yingli Green Energy Holding Co.,
               Ltd., ADR (b)                          491,036
                                                -------------
                                                    5,219,231
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--1.6%
   14,388   China Medical Technologies, Inc.,
               ADR                                    710,767
   14,543   Mindray Medical International Ltd.,
               ADR                                    542,745
                                                -------------
                                                    1,253,512
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.3%
   11,591   Ctrip.com International Ltd., ADR         530,636
   55,691   Melco PBL Entertainment Ltd.,
               ADR (b)                                519,040
                                                -------------
                                                    1,049,676
                                                -------------
            INDEPENDENT POWER PRODUCERS
               & ENERGY TRADERS--0.6%
   17,667   Huaneng Power International,
               Inc., ADR                              488,493
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            INSURANCE--4.1%
   61,550   China Life Insurance Co., Ltd.,
               ADR                              $   3,211,679
                                                -------------
            INTERNET SOFTWARE & SERVICES--9.3%
   18,095   Baidu.com., ADR (b)                     5,663,011
   25,290   NetEase.com, Inc., ADR (b)                551,069
   12,078   SINA Corp. (b)                            513,919
    7,320   Sohu.com, Inc. (b)                        515,621
                                                -------------
                                                    7,243,620
                                                -------------
            IT SERVICES--16.0%
  125,102   Infosys Technologies Ltd., ADR          5,436,932
   49,993   Patni Computer Systems Ltd., ADR          501,930
  123,911   Satyam Computer Services Ltd.,
               ADR                                  3,038,298
  250,020   Wipro Ltd., ADR                         3,045,244
   31,530   WNS Holdings Ltd., ADR (b)                531,281
                                                -------------
                                                   12,553,685
                                                -------------
            LIFE SCIENCES TOOLS & SERVICES--0.9%
   32,737   WuXi PharmaTech Cayman, Inc.,
               ADR (b)                                664,561
                                                -------------
            MACHINERY--1.7%
  136,073   Tata Motors Ltd., ADR                   1,367,534
                                                -------------
            MARINE--0.7%
   23,966   Seaspan Corp.                             575,663
                                                -------------
            MEDIA--2.7%
   56,758   Focus Media Holding Ltd., ADR (b)       1,573,332
   34,383   VisionChina Media, Inc., ADR (b)          545,658
                                                -------------
                                                    2,118,990
                                                -------------
            METALS & MINING--4.3%
   15,920   Aluminum Corp. of China Ltd.,
               ADR                                    454,357
  184,046   Sterlite Industries (India) Ltd.,
               ADR (b)                              2,926,331
                                                -------------
                                                    3,380,688
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--15.5%
   17,694   China Petroleum & Chemical
               Corp., ADR                           1,643,596
   20,172   CNOOC Ltd., ADR                         3,500,649
   50,470   Gushan Enviromental Energy
               Ltd., ADR                              586,461
   45,541   PetroChina Co., Ltd., ADR               5,868,414
    5,797   Yanzhou Coal Mining Co., Ltd.,
               ADR                                    539,179
                                                -------------
                                                   12,138,299
                                                -------------
            PHARMACEUTICALS--2.0%
  101,402   Dr. Reddy's Laboratories
               Ltd., ADR                            1,581,871
                                                -------------


Page 56            See Notes to Financial Statements.

First Trust ISE Chindia Index Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT--0.7%
   50,778   E-House China Holdings Ltd.,
               ADR (b)                          $     576,838
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--3.5%
   44,277   LDK Solar Co., Ltd., ADR (b)            1,677,213
   32,664   Renesola Ltd., ADR (b)                    565,087
   14,912   Trina Solar Ltd., ADR (b)                 456,904
                                                -------------
                                                    2,699,204
                                                -------------
            SOFTWARE--2.1%
   43,584   Giant Interactive Group, Inc.,
               ADR (b)                                528,238
   23,118   Perfect World Co., Ltd., ADR (b)          577,719
   19,342   Shanda Interactive Entertainment
               Ltd., ADR (b)                          525,135
                                                -------------
                                                    1,631,092
                                                -------------
            WIRELESS TELECOMMUNICATION
               SERVICES--8.1%
   86,371   China Mobile Ltd., ADR                  5,782,538
   30,861   China Unicom Ltd., ADR                    571,546
                                                -------------
                                                    6,354,084
                                                -------------

            TOTAL INVESTMENTS--99.6%
            (Cost $97,447,790)                     78,001,248
            NET OTHER ASSETS AND
               LIABILITIES--0.4%                      314,591
                                                -------------
            NET ASSETS--100.0%                  $  78,315,839
                                                =============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR - American Depositary Receipt.



A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $  78,001,248
Level 2 - Other Significant Observable Inputs          --
Level 3 - Significant Unobservable Inputs              --
                                           ------------------
Total                                           $  78,001,248
                                           ==================


                   See Notes to Financial Statements.                    Page 57

First Trust Value Line(R) 100 Exchange-Traded Fund
Portfolio of Investments (a)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS--100.3%
            AEROSPACE & DEFENSE--1.0%
   30,752   Axsys Technologies, Inc. (b)        $   1,600,334
                                                -------------
            AIR FREIGHT & LOGISTICS--1.0%
   28,549   C.H. Robinson Worldwide, Inc.           1,565,627
                                                -------------
            BEVERAGES--1.1%
   22,557   Central European Distribution
               Corp. (b)                            1,672,602
                                                -------------
            BIOTECHNOLOGY--2.1%
   29,988   Gilead Sciences, Inc. (b)               1,587,865
   48,340   Martek Biosciences Corp. (b)            1,629,541
                                                -------------
                                                    3,217,406
                                                -------------
            CHEMICALS--9.8%
   14,603   Agrium, Inc.                            1,570,407
   25,373   Airgas, Inc.                            1,481,529
    9,754   CF Industries Holdings, Inc.            1,490,411
   20,804   FMC Corp.                               1,611,062
   11,561   Monsanto Co.                            1,461,773
   10,899   Mosaic (The) Co. (b)                    1,577,085
   23,171   NewMarket Corp.                         1,534,615
    6,951   Potash Corp. of Saskatchewan, Inc.      1,588,790
   16,504   Praxair, Inc.                           1,555,337
   29,059   Sigma-Aldrich Corp.                     1,565,118
                                                -------------
                                                   15,436,127
                                                -------------
            COMMERCIAL SERVICES &
               SUPPLIES--3.0%
   21,790   Clean Harbors, Inc. (b)                 1,548,397
   33,900   Copart, Inc. (b)                        1,451,598
   25,150   FTI Consulting, Inc. (b)                1,721,769
                                                -------------
                                                    4,721,764
                                                -------------
            COMMUNICATIONS
               EQUIPMENT--1.8%
   64,650   Corning, Inc.                           1,490,183
   11,478   Research In Motion Ltd. (b)             1,341,778
                                                -------------
                                                    2,831,961
                                                -------------
            COMPUTERS & PERIPHERALS--2.0%
    9,483   Apple Computer, Inc. (b)                1,587,833
   45,437   Western Digital Corp. (b)               1,568,940
                                                -------------
                                                    3,156,773
                                                -------------
            CONSTRUCTION &
               ENGINEERING--2.0%
    8,325   Fluor Corp.                             1,549,116
   18,620   Jacobs Engineering Group, Inc. (b)      1,502,634
                                                -------------
                                                    3,051,750
                                                -------------
            DIVERSIFIED CONSUMER
               SERVICES--1.0%
    7,609   Strayer Education, Inc.                 1,590,814
                                                -------------


Shares      Description                                 Value
-------------------------------------------------------------

            ELECTRICAL EQUIPMENT--1.9%
   32,281   AMETEK, Inc.                        $   1,524,309
   43,327   II-VI, Inc. (b)                         1,512,979
                                                -------------
                                                    3,037,288
                                                -------------
            ELECTRONIC EQUIPMENT &
               INSTRUMENTS--2.0%
   33,781   Amphenol Corp., Class A                 1,516,091
   41,636   FLIR Systems, Inc. (b)                  1,689,173
                                                -------------
                                                    3,205,264
                                                -------------
            ENERGY EQUIPMENT &
               SERVICES--7.3%
   29,162   Cameron International Corp. (b)         1,614,117
   19,972   ENSCO International, Inc.               1,612,539
   30,977   Halliburton Co.                         1,643,949
   24,476   Noble Corp.                             1,589,961
   20,112   Smith International, Inc.               1,672,112
   10,617   Transocean, Inc. (b)                    1,617,925
   35,141   Weatherford International Ltd. (b)      1,742,642
                                                -------------
                                                   11,493,245
                                                -------------
            FOOD & STAPLES RETAILING--1.0%
   28,992   Wal-Mart Stores, Inc.                   1,629,350
                                                -------------
            FOOD PRODUCTS--1.1%
   59,047   Flowers Foods, Inc.                     1,673,392
                                                -------------
            GAS UTILITIES--1.1%
   23,536   Questar Corp.                           1,671,997
                                                -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES--1.1%
  147,407   CryoLife, Inc. (b)                      1,686,336
                                                -------------
            HEALTH CARE PROVIDERS &
               SERVICES--3.1%
   32,029   Amedisys, Inc. (b)                      1,614,902
   25,591   Express Scripts, Inc. (b)               1,605,068
   26,771   Universal Health Services, Inc.,
               Class B                              1,692,462
                                                -------------
                                                    4,912,432
                                                -------------
            HOTELS, RESTAURANTS &
               LEISURE--1.0%
   35,125   Panera Bread Co., Class A (b)           1,624,883
                                                -------------
            HOUSEHOLD DURABLES--1.0%
   74,642   Matsushita Electric Industrial Co.,
               Ltd., ADR                            1,598,832
                                                -------------
            INSURANCE--1.0%
   25,462   AFLAC, Inc.                             1,599,014
                                                -------------
            INTERNET & CATALOG RETAIL--0.9%
   12,437   Priceline.com, Inc. (b)                 1,435,976
                                                -------------
            IT SERVICES--1.0%
   33,227   ManTech International Corp.,
               Class A (b)                          1,598,883
                                                -------------


Page 58                  See Notes to Financial Statements.

First Trust Value Line(R) 100 Exchange-Traded Fund
Portfolio of Investments (a) (Continued)
June 30, 2008 (Unaudited)


Shares      Description                                 Value
-------------------------------------------------------------

            COMMON STOCKS (CONTINUED)
            LIFE SCIENCES TOOLS &
               SERVICES--3.2%
   94,755   eResearch Technology Inc (b)        $   1,652,527
   19,847   Illumina, Inc. (b)                      1,728,873
   20,596   Techne Corp. (b)                        1,593,924
                                                -------------
                                                    4,975,324
                                                -------------
            MACHINERY--11.9%
   21,133   Bucyrus International, Inc., Class A    1,543,132
   22,318   Cummins, Inc.                           1,462,275
   33,234   Donaldson Co., Inc.                     1,483,566
   31,470   Dover Corp.                             1,522,204
   12,457   Flowserve Corp.                         1,702,871
   29,667   Gardner Denver, Inc. (b)                1,685,086
   39,944   Gorman-Rupp (The) Co.                   1,591,369
   19,914   Joy Global, Inc.                        1,510,079
   12,440   K-Tron International Inc. (b)           1,612,224
   16,440   Lindsay Corp.                           1,396,907
   21,517   Nordson Corp.                           1,568,374
   15,143   Valmont Industries, Inc.                1,579,263
                                                -------------
                                                   18,657,350
                                                -------------
            MARINE--2.1%
   27,182   Genco Shipping & Trading Ltd.           1,772,266
   31,936   Kirby Corp. (b)                         1,532,928
                                                -------------
                                                    3,305,194
                                                -------------
            METALS & MINING--3.2%
   14,758   Cleveland-Cliffs, Inc.                  1,759,006
   19,909   Compass Minerals International, Inc.    1,603,869
   21,360   Nucor Corp.                             1,594,951
                                                -------------
                                                    4,957,826
                                                -------------
            OIL, GAS & CONSUMABLE
               FUELS--16.6%
   17,092   Alpha Natural Resources, Inc. (b)       1,782,524
   11,410   Apache Corp.                            1,585,990
   22,021   Arch Coal, Inc.                         1,652,236
   26,592   Berry Petroleum Co., Class A            1,565,737
   16,042   Canadian Natural Resources Ltd.         1,608,211
   13,405   Devon Energy Corp.                      1,610,745
   12,115   EOG Resources, Inc.                     1,589,488
   12,785   Hess Corp.                              1,613,339
   17,585   Massey Energy Co.                       1,648,594
   17,461   Murphy Oil Corp.                        1,712,050
   40,041   Nexen, Inc.                             1,591,630
  15,907    Noble Energy, Inc.                      1,599,608
   20,726   Pioneer Natural Resources Co.           1,622,431
   40,268   Quicksilver Resources, Inc. (b)         1,555,956
   24,861   Range Resources Corp.                   1,629,390
   34,090   Southwestern Energy Co. (b)             1,623,025
                                                -------------
                                                   25,990,954
                                                -------------
            ROAD & RAIL--3.0%
   25,642   CSX Corp.                               1,610,575
   35,352   Kansas City Southern (b)                1,555,134


Shares      Description                                 Value
-------------------------------------------------------------

            ROAD & RAIL (CONTINUED)
   22,957   Ryder System, Inc.                  $   1,581,278
                                                -------------
                                                    4,746,987
                                                -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT--2.0%
   50,557   Linear Technology Corp.                 1,646,642
   60,909   Xilinx, Inc.                            1,537,952
                                                -------------
                                                    3,184,594
                                                -------------
            SOFTWARE--3.0%
   34,938   ANSYS, Inc. (b)                         1,646,278
   44,454   BMC Software, Inc. (b)                  1,600,344
   51,461   Sybase, Inc. (b)                        1,513,983
                                                -------------
                                                    4,760,605
                                                -------------
            SPECIALTY RETAIL--5.0%
   51,590   Aeropostale, Inc. (b)                   1,616,314
   34,146   Buckle (The), Inc.                      1,561,496
   38,756   Gymboree (The) Corp. (b)                1,552,953
   43,626   Ross Stores, Inc.                       1,549,596
   49,761   Urban Outfitters, Inc. (b)              1,552,046
                                                -------------
                                                    7,832,405
                                                -------------
            TEXTILES, APPAREL & LUXURY
               GOODS--2.0%
   24,546   NIKE, Inc., Class B                     1,463,187
   35,344   UniFirst Corp.                          1,578,463
                                                -------------
                                                    3,041,650
                                                -------------

            TOTAL INVESTMENTS--100.3%
            (Cost $145,083,587)                   157,464,939
            NET OTHER ASSETS AND
               LIABILITIES--(0.3%)                   (394,310)
                                               --------------
            NET ASSETS--100.0%                 $  157,070,629
                                               ==============

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Non-income producing security.

ADR- American Depositary Receipt.


A summary of the inputs used to value the Fund's net assets as of June 30, 2008 is as follows (See Note 2A):


                                                  Investments
                                                in Securities
-------------------------------------------------------------
Level 1 - Quoted Prices                         $ 157,464,939
Level 2 - Other Significant Observable Inputs         --
Level 3 - Significant Unobservable Inputs             --
                                           ------------------
Total                                           $ 157,464,939
                                           ==================


                   See Notes to Financial Statements.                    Page 59

First Trust Exchange-Traded Fund
Statements of Assets and Liabilities
June 30, 2008 (Unaudited)



                                                                                FIRST TRUST          FIRST TRUST
                                                                              DOW JONES SELECT      MORNINGSTAR(R)      FIRST TRUST
                                                                                  MICROCAP       DIVIDEND LEADERS(SM)    IPOX-100
                                                                               INDEX(SM) FUND         INDEX FUND        INDEX FUND
                                                                              ----------------   --------------------  ------------
ASSETS:
Investments at value                                                           $ 16,747,694         $ 45,076,571       $ 27,007,022
Cash                                                                                  1,282               30,256              2,986
Receivables:
      Capital shares sold                                                         1,955,454                   --                 --
      Investment securities sold                                                         --               40,466                 --
      Dividends                                                                      17,068              121,162             28,082
      Interest                                                                           --                   --                 --
      Reclaims                                                                           --                   --                 --
      From investment advisor                                                        14,332                   --              5,276
Other assets                                                                         12,119                1,557             33,185
                                                                               ------------         ------------       ------------
      TOTAL ASSETS                                                               18,747,949           45,270,012         27,076,551
                                                                               ------------         ------------       ------------

LIABILITIES:
Due to Custodian                                                                         --                   --                 --
Payables:
      Investment securities purchased                                             1,954,153                   --                 --
      Investment advisory fees                                                        6,471               15,025              9,271
      Licensing fees                                                                     --               27,215                 --
Accrued expenses and other liabilities                                               68,191               69,996             62,578
                                                                               ------------         ------------       ------------
      TOTAL LIABILITIES                                                           2,028,815              112,236             71,849
                                                                               ------------         ------------       ------------

NET ASSETS                                                                     $ 16,719,134         $ 45,157,776       $ 27,004,702
                                                                               ============         ============       ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                $ 22,885,924         $ 76,125,298       $ 28,625,535
Par value                                                                             8,550               31,000             11,500
Undistributed net investment income (loss)                                           10,218               60,282             21,814
Accumulated net realized gain (loss) on investments                              (2,761,983)         (13,225,688)        (2,552,532)
Net unrealized appreciation (depreciation) on investments                        (3,423,575)         (17,833,116)           898,385
                                                                               ------------         ------------       ------------
NET ASSETS                                                                     $ 16,719,134         $ 45,157,776       $ 27,004,702
                                                                               ============         ============       ============


NET ASSET VALUE, per share                                                     $      19.55         $      14.57       $      23.48
                                                                               ============         ============       ============

Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01 per share)         855,000            3,100,002          1,150,002
                                                                               ------------         ------------       ------------

Investments at cost                                                            $ 20,171,269         $ 62,909,687       $ 26,108,637
                                                                               ============         ============       ============


Page 60           See Notes to Financial Statements.

                                                                                               FIRST TRUST
    FIRST TRUST         FIRST TRUST       FIRST TRUST        FIRST TRUST       FIRST TRUST     VALUE LINE(R)         FIRST TRUST
    NASDAQ-100          NASDAQ-100-         AMEX(R)           DOW JONES       DB STRATEGIC         EQUITY            VALUE LINE(R)
  EQUAL WEIGHTED     TECHNOLOGY SECTOR   BIOTECHNOLOGY        INTERNET            VALUE          ALLOCATION            DIVIDEND
  INDEX(SM) FUND       INDEX(SM) FUND      INDEX FUND      INDEX(SM) FUND      INDEX FUND        INDEX FUND           INDEX FUND
  --------------     -----------------   -------------     --------------     ------------     -------------         -------------

   $ 25,215,046       $ 15,668,315       $ 49,150,821       $ 22,173,462       $ 71,859,604       $ 10,332,154       $136,896,682
          1,936             10,945              5,346                 --             10,539                 --                 --
             --                 --                 --                 --                 --                 --                 --
             --                 --            531,865            567,236                 --                 --                 --
          2,104                 --                 --                 --            112,913             17,869            354,224
             --                 --                 --                 47                 --                 37                 --
             --                 --                 --                 --                 --                246              9,490
         23,499             18,637              5,081              5,083                 --                 --             39,628
            639                528              1,703             10,936             13,338                 --              4,167
   ------------       ------------       ------------       ------------       ------------       ------------       ------------
     25,243,224         15,698,425         49,694,816         22,756,764         71,996,394         10,350,306        137,304,191
   ------------       ------------       ------------       ------------       ------------       ------------       ------------


             --                 --                 --             36,525                 --             61,790              1,396

             --                 --                 --            280,462                 --                 --                 --
          8,860              5,498             16,738              7,405             30,831              5,055             60,563
          6,445              4,090              9,529                 --             29,943              4,106             58,421
         84,811             80,639             69,299             60,362            110,377             46,634            168,449
   ------------       ------------       ------------       ------------       ------------       ------------       ------------
        100,116             90,227             95,566            384,754            171,151            117,585            288,829
   ------------       ------------       ------------       ------------       ------------       ------------       ------------

   $ 25,143,108       $ 15,608,198       $ 49,599,250       $ 22,372,010       $ 71,825,243       $ 10,232,721       $137,015,362
   ============       ============       ============       ============       ============       ============       ============


   $ 31,785,895       $ 20,679,485       $ 62,673,531       $ 35,471,197       $ 80,060,763       $ 12,153,602       $171,889,537
         13,000              8,000             22,000             10,000             32,500              5,500             97,880
         (4,495)            (5,425)            (9,931)            (4,546)            37,737              6,575            114,588
     (2,034,261)        (2,137,391)        (3,527,736)        (8,756,190)        (2,706,472)        (1,850,823)       (17,960,369)
     (4,617,031)        (2,936,471)        (9,558,614)        (4,348,451)        (5,599,285)           (82,133)       (17,126,274)
   ------------       ------------       ------------       ------------       ------------       ------------       ------------
   $ 25,143,108       $ 15,608,198       $ 49,599,250       $ 22,372,010       $ 71,825,243       $ 10,232,721       $137,015,362
   ============       ============       ============       ============       ============       ============       ============

   $      19.34       $      19.51       $      22.55       $      22.37       $      22.10       $      18.60       $      14.00
   ============       ============       ============       ============       ============       ============       ============


      1,300,002            800,002          2,200,002          1,000,002          3,250,002            550,002          9,787,986
   ------------       ------------       ------------       ------------       ------------       ------------       ------------

   $ 29,832,077       $ 18,604,786       $ 58,709,435       $ 26,521,913       $ 77,458,889       $ 10,414,287       $154,022,956
   ============       ============       ============       ============       ============       ============       ============



                  See Notes to Financial Statements.                     Page 61

First Trust Exchange-Traded Fund
Statements of Assets and Liabilities (Continued)
June 30, 2008 (Unaudited)


                                                                                     FIRST TRUST                  FIRST TRUST
                                                                                      NASDAQ-100            NASDAQ(R) CLEAN EDGE(R)
                                                                                 EX-TECHNOLOGY SECTOR         U.S. LIQUID SERIES
                                                                                    INDEX(SM) FUND                INDEX FUND
                                                                                 --------------------       -----------------------
ASSETS:
Investments at value                                                                 $  3,655,581              $ 50,683,423
Cash                                                                                           --                    21,482
Receivables:
      Capital shares sold                                                               1,825,047                 2,516,058
      Investment securities sold                                                               --                        --
      Dividends                                                                               249                        --
      Interest                                                                                 46                        --
      Reclaims                                                                                 --                        --
      From investment advisor                                                                 222                     4,874
Other assets                                                                                   --                        --
                                                                                     ------------              ------------
      TOTAL ASSETS                                                                      5,481,145                53,225,837
                                                                                     ------------              ------------

LIABILITIES:
Due to Custodian                                                                            1,278                        --
Payables:
      Investment securities purchased                                                   1,825,195                 2,519,185
      Investment advisory fees                                                                718                    16,889
      Licensing fees                                                                          506                    12,382
Accrued expenses and other liabilities                                                     33,143                    42,530
                                                                                     ------------              ------------
      TOTAL LIABILITIES                                                                 1,860,840                 2,590,986
                                                                                     ------------              ------------

NET ASSETS                                                                           $  3,620,305              $ 50,634,851
                                                                                     ============              ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                      $  4,210,325              $ 57,049,872
Par value                                                                                   2,000                    20,500
Undistributed net investment income (loss)                                                   (352)                  (57,741)
Accumulated net realized gain (loss) on investments                                      (106,838)               (2,754,506)
Net unrealized appreciation (depreciation) on investments                                (484,830)               (3,623,274)
                                                                                     ------------              ------------
NET ASSETS                                                                           $  3,620,305              $ 50,634,851
                                                                                     ============              ============


NET ASSET VALUE, per share                                                           $      18.10              $      24.70
                                                                                     ============              ============

Number of shares outstanding
(unlimited number of shares has been authorized, par value $0.01 per share)               200,002                 2,050,002
                                                                                     ------------              ------------

Investments at cost                                                                  $  4,140,411              $ 54,306,697
                                                                                     ============              ============


Page 62           See Notes to Financial Statements.



       FIRST TRUST               FIRST TRUST               FIRST TRUST                FIRST TRUST
           S&P                       ISE                   ISE-REVERE                     ISE                   FIRST TRUST
          REIT                      WATER                  NATURAL GAS                  CHINDIA               VALUE LINE(R) 100
       INDEX FUND                INDEX FUND                INDEX FUND                 INDEX FUND            EXCHANGE-TRADED FUND
       ----------                -----------               -----------                -----------           --------------------

      $  2,279,722              $ 44,221,325               $138,706,719              $ 78,001,248                 $157,464,939
                --                        --                         --                    96,180                           --

                --                        --                         --                        --                           --
             1,045                        --                         --                        --                           --
             9,381                    27,733                     13,538                   314,121                       50,842
                33                       525                        329                        --                           --
                --                        --                         --                        --                        3,509
            10,608                     1,449                        757                    13,338                       34,063
             7,859                        --                         --                        --                        3,958
      ------------              ------------               ------------              ------------                 ------------
         2,308,648                44,251,032                138,721,343                78,424,887                  157,557,311
      ------------              ------------               ------------              ------------                 ------------


            31,389                 1,454,280                    258,848                        --                      265,645

                --                        --                         --                        --                           --
               577                    13,609                     42,471                    28,276                       65,853
                --                     3,554                     23,293                    17,411                       62,789
            40,019                    54,437                     56,758                    63,361                       92,395
      ------------              ------------               ------------              ------------                 ------------
            71,985                 1,525,880                    381,370                   109,048                      486,682
      ------------              ------------               ------------              ------------                 ------------

      $  2,236,663              $ 42,725,152               $138,339,973              $ 78,315,839                 $157,070,629
      ============              ============               ============              ============                 ============


      $  2,848,243              $ 44,102,781               $115,261,829              $109,114,324                 $162,587,905
             1,500                    19,500                     44,000                    39,500                       95,900
             6,880                     2,033                    (15,324)                  (86,657)                    (174,651)
           (99,158)                  308,343                  7,687,100               (11,304,786)                 (17,819,877)
          (520,802)               (1,707,505)                15,362,368               (19,446,542)                  12,381,352
      ------------              ------------               ------------              ------------                 ------------
      $  2,236,663              $ 42,725,152               $138,339,973              $ 78,315,839                 $157,070,629
      ============              ============               ============              ============                 ============

      $      14.91              $      21.91               $      31.44              $      19.83                 $      16.38
      ============              ============               ============              ============                 ============


           150,002                 1,950,002                  4,400,002                 3,950,002                    9,589,982
      ------------              ------------               ------------              ------------                 ------------

      $  2,800,524              $ 45,928,830               $123,344,351              $ 97,447,790                 $145,083,587
      ============              ============               ============              ============                 ============


                  See Notes to Financial Statements.                     Page 63

First Trust Exchange-Traded Fund
Statements of Operations
For the Six Months Ended June 30, 2008 (Unaudited)


                                                                          FIRST TRUST          FIRST TRUST
                                                                       DOW JONES SELECT       MORNINGSTAR(R)       FIRST TRUST
                                                                           MICROCAP        DIVIDEND LEADERS(SM)     IPOX-100
                                                                        INDEX(SM) FUND          INDEX FUND         INDEX FUND
                                                                       ----------------    --------------------   -------------
INVESTMENT INCOME:
Dividends (a)                                                            $     98,798          $  1,554,913       $    120,175
Interest                                                                           --                    --                 --
                                                                         ------------          ------------       ------------
   Total investment income                                                     98,798             1,554,913            120,175
                                                                         ------------          ------------       ------------

EXPENSES:
Investment advisory fees                                                       39,025                88,688             44,266
Audit and tax fees                                                             12,173                12,408             12,409
Accounting and administration fees                                              5,379                15,907              6,713
Licensing fees                                                                 12,465                52,081             32,458
Printing fees                                                                      --                 9,922                 --
Legal fees                                                                         --                    --                 --
Custodian fees                                                                  2,194                 4,427              2,136
Listing fees                                                                    4,987                 4,987              4,987
Registration and filing fees                                                       --                    --                 --
Trustees' fees and expenses                                                       714                 2,213              1,898
Transfer agent fees                                                               390                 1,478                553
Other expenses                                                                    646                10,341              2,002
                                                                         ------------          ------------      -------------
   Total Expenses                                                              77,973               202,452            107,422
   Less fees waived and expenses reimbursed by the investment advisor         (31,143)              (69,420)           (41,023)
                                                                         ------------          ------------      -------------
   Net Expenses                                                                46,830               133,032             66,399
                                                                         ------------          ------------      -------------
NET INVESTMENT INCOME (LOSS)                                                   51,968             1,421,881             53,776
                                                                         ------------          ------------      -------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                                               (194,853)          (12,185,374)        (1,862,375)
   In-kind redemptions                                                        (13,869)              (59,919)           665,632
                                                                         ------------          ------------      -------------
Net realized gain (loss)                                                     (208,722)          (12,245,293)        (1,196,743)
                                                                         ------------          ------------      -------------

Net change in unrealized appreciation (depreciation) on investments.       (2,009,922)           (5,750,328)        (1,090,162)
                                                                         ------------          ------------      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                    (2,218,644)          (17,995,621)        (2,286,905)
                                                                         ------------          ------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                       $ (2,166,676)         $(16,573,740)     $  (2,233,129)
                                                                         ============          ============      =============


(a) Net of foreign witholding taxes of $762 for the First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, $1,215 for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, $214 for the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and $973 for the First Trust Value Line(R) Equity Allocation Index Fund.


Page 64             See Notes to Financial Statements.

    FIRST TRUST            FIRST TRUST          FIRST TRUST            FIRST TRUST          FIRST TRUST          FIRST TRUST
    NASDAQ-100             NASDAQ-100-            AMEX(R)               DOW JONES          DB STRATEGIC          VALUE LINE(R)
  EQUAL WEIGHTED        TECHNOLOGY SECTOR      BIOTECHNOLOGY            INTERNET               VALUE           EQUITY ALLOCATION
  INDEX(SM) FUND         INDEX(SM) FUND         INDEX FUND           INDEX(SM) FUND         INDEX FUND             INDEX FUND
  --------------        -----------------      -------------         --------------        ------------        -----------------

     $     84,121          $     44,732          $   743,278           $   102,272           $   665,964           $   102,397
               --                    --                   --                 1,035                    --                    39
     ------------          ------------          -----------           -----------           -----------           -----------
           84,121                44,732              743,278               103,307               665,964               102,436
     ------------          ------------          -----------           -----------           -----------           -----------


           52,664                33,438              106,579                47,502               176,500                26,536
           12,409                12,409               12,416                12,416                12,993                13,699
            7,762                 4,998               13,956                 6,716                18,338                 3,277
           13,166                 8,359               21,316                12,465                    --                 8,436
               --                    --               27,091                12,653                 6,345                    --
               --                    --                   --                    --                    --                 2,357
            2,352                 1,648                3,730                 1,905                 4,793                 1,374
           18,031                19,147                6,013                 4,991                 5,204                 5,021
               --                    --                   --                    --                    --                    --
              194                 2,451                  796                    --                 2,354                    46
              658                   418                1,332                   594                 1,765                   265
            4,778                 3,325               10,733                 8,492                 1,707                    --
     ------------          ------------          -----------           -----------           -----------           -----------
          112,014                86,193              203,962               107,734               229,999                61,011
          (33,018)              (36,036)             (44,093)              (36,481)                 (549)              (23,861)
     ------------          ------------          -----------           -----------           -----------           -----------
           78,996                50,157              159,869                71,253               229,450                37,150
     ------------          ------------          -----------           -----------           -----------           -----------
            5,125               (5,425)              583,409                32,054               436,514                65,286
     ------------          ------------          -----------           -----------           -----------           -----------



       (1,017,618)             (795,256)          (2,745,504)           (1,596,148)           (4,109,909)             (839,616)
         (146,719)             (394,159)            (415,325)           (1,049,116)            2,790,134               428,084
     ------------          ------------          -----------           -----------           -----------           -----------
       (1,164,337)           (1,189,415)          (3,160,829)           (2,645,264)           (1,319,775)             (411,532)
     ------------          ------------          -----------           -----------           -----------           -----------

       (2,970,125)           (1,156,574)          (3,656,003)           (1,480,900)           (3,996,097)             (749,615)
     ------------          ------------          -----------           -----------           -----------           -----------
       (4,134,462)           (2,345,989)          (6,816,832)           (4,126,164)           (5,315,872)           (1,161,147)
     ------------          ------------          -----------           -----------           -----------           -----------

     $( 4,129,337)         $ (2,351,414)         $(6,233,423)          $(4,094,110)          $(4,879,358)          $(1,095,861)
     ============          ============          ===========           ===========           ===========           ===========


                    See Notes to Financial Statements.                   Page 65

First Trust Exchange-Traded Fund
Statements of Operations (Continued)
For the Six Months Ended June 30, 2008 (Unaudited)

                                                                    FIRST TRUST          FIRST TRUST               FIRST TRUST
                                                                   VALUE LINE(R)          NASDAQ-100         NASDAQ(R) CLEAN EDGE(R)
                                                                      DIVIDEND       EX-TECHNOLOGY SECTOR      U.S. LIQUID SERIES
                                                                     INDEX FUND         INDEX(SM) FUND             INDEX FUND
                                                                   -------------     --------------------    -----------------------
INVESTMENT INCOME:
Dividends (a)                                                       $  2,880,581           $     6,435              $     81,262
Interest                                                                      --                   477                        --
                                                                    ------------           -----------              ------------
   Total investment income                                             2,880,581                 6,912                    81,262
                                                                    ------------           -----------              ------------

EXPENSES:
Investment advisory fees                                                 392,112                 3,950                    92,669
Audit and tax fees                                                        10,589                15,891                    15,882
Accounting and administration fees                                        39,795                 1,582                    12,682
Licensing fees                                                           119,909                   988                    23,167
Printing fees                                                              9,335                    --                     5,993
Legal fees                                                                    --                 2,493                     2,992
Custodian fees                                                            10,750                   897                     3,784
Listing fees                                                               5,463                 6,737                    20,561
Registration and filing fees                                                  --                    --                        75
Trustees' fees and expenses                                                  934                     9                       737
Transfer agent fees                                                        3,921                    49                     1,158
Other expenses                                                            42,911                   761                    10,225
                                                                    ------------           -----------              ------------
   Total Expenses                                                        635,719                33,357                   189,925
   Less fees waived and expenses reimbursed by the investment
      advisor                                                            (86,763)              (27,433)                  (50,922)
                                                                    ------------           -----------              ------------
   Net Expenses                                                          548,956                 5,924                   139,003
                                                                    ------------           -----------              ------------
NET INVESTMENT INCOME (LOSS)                                           2,331,625                   988                   (57,741)
                                                                    ------------           -----------              ------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments                                                          (12,318,392)              (46,940)               (2,459,605)
In-kind redemptions                                                    1,501,272                    --                   161,183
                                                                    ------------           -----------              ------------
Net realized gain (loss)                                             (10,817,120)              (46,940)               (2,298,422)
                                                                    ------------           -----------              ------------

Net change in unrealized appreciation (depreciation) on investments   (7,565,750)             (276,022)               (9,195,243)
                                                                    ------------           ----------               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              (18,382,870)             (322,962)              (11,493,665)
                                                                    ------------           -----------              ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                  $(16,051,245)          $  (321,974)             $(11,551,406)
                                                                    ============           ===========              ============


(a) Net of foreign witholding taxes of $34,872 for the First Trust Value Line(R) Dividend Index Fund, $130 for the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, $3,251 for the First Trust ISE-Revere Natural Gas Index Fund and $4,850 for the First Trust Value Line(R) 100 Exchange-Traded Fund.


Page 66            See Notes to Financial Statements.

        FIRST TRUST                FIRST TRUST               FIRST TRUST               FIRST TRUST
           S&P                        ISE                    ISE-REVERE                   ISE                 FIRST TRUST
           REIT                      WATER                   NATURAL GAS                CHINDIA             VALUE LINE(R) 100
        INDEX FUND                 INDEX FUND                INDEX FUND                INDEX FUND          EXCHANGE-TRADED FUND
        -----------                -----------               -----------               -----------         --------------------

         $    41,983               $   118,834               $    319,483              $    686,840              $    394,073
                 712                       887                        919                        --                        --
         -----------               -----------               ------------              ------------              ------------
              42,695                   119,721                    320,402                   686,840                   394,073
         -----------               -----------               ------------              ------------              ------------


               2,562                    40,965                    117,688                   174,589                   406,232
              15,914                    15,701                     15,758                    15,700                     9,103
               2,242                     6,202                     15,763                    23,117                    42,259
              37,397                     5,121                     29,422                    34,918                   129,737
                  --                        --                      2,236                    23,165                    21,943
               2,493                     2,493                      2,493                     3,491                        --
               1,845                     2,863                      5,517                     7,998                    11,378
               5,033                     5,584                      5,584                     5,584                     6,148
                  --                        --                        231                        --                        --
                  22                     1,644                      1,396                     1,525                     5,951
                  43                       512                      1,471                     2,182                     4,062
               2,893                     7,454                      7,338                    16,768                    40,871
         -----------               -----------               ------------              ------------              ------------
              70,444                    88,539                    204,897                   309,037                   677,684
             (66,174)                  (27,091)                   (28,365)                  (47,154)                 (108,960)
         -----------               -----------               ------------              ------------              ------------
               4,270                    61,448                    176,532                   261,883                   568,724
         -----------               -----------               ------------              ------------              ------------
              38,425                    58,273                    143,870                   424,957                  (174,651)
         -----------               -----------               ------------              ------------              ------------


             (50,857)                 (622,227)                (1,485,218)               (9,895,898)              (17,954,631)
                  --                   966,570                  9,278,204                   529,499                11,322,642
         -----------               -----------               ------------              ------------              ------------
             (50,857)                  344,343                  7,792,986                (9,366,399)               (6,631,989)
         -----------               -----------               ------------              ------------              ------------

            (136,487)               (2,030,759)                15,341,608               (21,898,150)              (10,284,403)
         -----------               -----------               ------------              ------------              ------------
            (187,344)               (1,686,416)                23,134,594               (31,264,549)              (16,916,392)
         -----------               -----------               ------------              ------------              ------------
         $  (148,919)              $(1,628,143)              $ 23,278,464              $(30,839,592)             $(17,091,043)
         ===========               ===========               ============              ============              ============


                    See Notes to Financial Statements.                   Page 67

First Trust Exchange-Traded Fund
Statements of Changes in Net Assets

                                                                FIRST TRUST                                FIRST TRUST
                                                              DOW JONES SELECT                            MORNINGSTAR(R)
                                                                  MICROCAP                             DIVIDEND LEADERS(SM)
                                                               INDEX(SM) FUND                               INDEX FUND
                                               --------------------------------------------  ---------------------------------------
                                                    For the Six                                For the Six
                                                    Months Ended         For the Year          Months Ended       For the Year
                                                    June 30, 2008        Ended                 June 30, 2008      Ended
                                                    (Unaudited)          December 31, 2007     (Unaudited)        December 31, 2007
                                               --------------------------------------------  ---------------------------------------
OPERATIONS:
   Net investment income (loss)                      $     51,968      $     104,779             $  1,421,881         $ 3,301,865
   Net realized gain (loss)                              (208,722)         1,235,896              (12,245,293)           4,928,844
   Net change in unrealized appreciation
   (depreciation)                                      (2,009,922)        (2,332,891)              (5,750,328)         (17,025,191)
                                                     ------------      -------------             ------------         ------------
   Net increase (decrease) in net assets resulting
      from operations                                  (2,166,676)          (992,216)             (16,573,740)          (8,794,482)
                                                     ------------      -------------             ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (46,130)          (101,775)              (1,371,101)          (3,182,601)
   Net realized gain                                           --                 --                       --                   --
                                                     ------------      -------------             ------------         ------------
   Total distributions to shareholders                    (46,130)          (101,775)              (1,371,101)          (3,182,601)
                                                     ------------      -------------             ------------         ------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                            1,955,454         20,378,526                4,768,586           69,676,425
   Value of shares repurchased                         (1,016,315)       (18,156,774)              (6,316,458)         (68,286,075)
                                                     ------------      -------------             ------------         ------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions                       939,139          2,221,752               (1,547,872)           1,390,350
                                                     ------------      -------------             ------------         ------------

   Total increase (decrease) in net assets             (1,273,667)         1,127,761              (19,492,713)         (10,586,733)

NET ASSETS:
   Beginning of period                                 17,992,801         16,865,040               64,650,489           75,237,222
                                                     ------------      -------------             ------------         ------------

   End of period                                     $ 16,719,134      $  17,992,801             $ 45,157,776         $ 64,650,489
                                                     ============      =============             ============         ============

   Undistributed net investment income (loss)
      at end of period                               $     10,218      $       4,380             $     60,282         $      9,502
                                                     ============      =============             ============         ============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period                805,000            705,000                3,200,002            3,200,002
   Shares sold                                            100,000            850,000                  250,000            2,950,000
   Shares repurchased                                     (50,000)          (750,000)                (350,000)          (2,950,000)
                                                     ------------      -------------             ------------         ------------
   Shares outstanding, end of period                      855,000            805,000                3,100,002            3,200,002
                                                     ============      =============             ============         ============


(a)      Inception date.


Page 68    See Notes to Financial Statements.

                                              FIRST TRUST                     FIRST TRUST                       FIRST TRUST
          FIRST TRUST                         NASDAQ-100                      NASDAQ-100-                         AMEX(R)
           IPOX-100                         EQUAL WEIGHTED                 TECHNOLOGY SECTOR                   BIOTECHNOLOGY
          INDEX FUND                        INDEX(SM) FUND                  INDEX(SM) FUND                      INDEX FUND
--------------------------------   ------------------------------   -------------------------------   ------------------------------
For the Six                        For the Six                      For the Six                        For the Six
Months Ended    For the Year       Months Ended     For the Year    Months Ended     For the Year      Months Ended    For the Year
June 30, 2008   Ended              June 30, 2008    Ended           June 30, 2008    Ended             June 30, 2008   Ended
(Unaudited)     Dec. 31, 2007      (Unaudited)      Dec. 31, 2007   (Unaudited)      Dec. 31, 2007     (Unaudited)     Dec. 31, 2007
--------------------------------   ------------------------------   -------------------------------    -----------------------------
$     53,776    $     59,250       $      5,125     $    (19,001)   $      (5,425)   $     (37,744)    $     583,409   $   (302,002)
  (1,196,743)      1,899,376         (1,164,337)       3,268,754       (1,189,415)       3,065,233        (3,160,829)     7,149,648
  (1,090,162)      1,187,879         (2,970,125)      (1,694,511)      (1,156,574)      (1,702,778)       (3,656,003)    (7,597,605)
------------    ------------       ------------     ------------    -------------    -------------     -------------   ------------

  (2,233,129)      3,146,505         (4,129,337)       1,555,242       (2,351,414)       1,324,711        (6,233,423)      (749,959)
------------    ------------       ------------     ------------    -------------    -------------     -------------   ------------


     (33,120)        (67,725)            (9,620)              --               --               --          (593,340)            --
          --              --                 --               --               --               --                --             --
------------    ------------       ------------     ------------    -------------    -------------     -------------   ------------
     (33,120)        (67,725)            (9,620)              --               --               --          (593,340)            --
------------    ------------       ------------     ------------    -------------    -------------     -------------   ------------


   8,503,116      22,872,902          2,120,585       26,192,404               --       21,483,865        28,075,688     90,771,660
  (5,864,896)    (19,299,601)        (3,749,822)     (22,994,445)      (5,691,939)     (27,116,601)      (44,890,722)   (46,218,394)
------------    ------------       ------------     ------------    -------------    -------------     -------------   ------------

   2,638,220       3,573,301         (1,629,237)       3,197,959       (5,691,939)      (5,632,736)      (16,815,034)    44,553,266
------------    ------------       ------------     ------------    -------------    -------------     -------------   ------------

     371,971       6,652,081         (5,768,194)       4,753,201       (8,043,353)      (4,308,025)      (23,641,797)    43,803,307


  26,632,731      19,980,650         30,911,302       26,158,101       23,651,551       27,959,576        73,241,047     29,437,740
------------    ------------       ------------     ------------    -------------    -------------     -------------   ------------

$ 27,004,702    $ 26,632,731       $ 25,143,108     $ 30,911,302    $  15,608,198    $  23,651,551     $  49,599,250   $ 73,241,047
============    ============       ============     ============    =============    =============     ==============  ============


$     21,814    $      1,158       $     (4,495)    $        --     $      (5,425)   $          --     $      (9,931)  $         --
============    ============       ============     ===========     =============    =============     =============   ============


   1,050,002         900,002          1,400,002       1,300,002         1,100,002        1,400,002         3,000,002      1,250,002
     350,000         950,000            100,000       1,150,000                --          950,000         1,200,000      3,600,000
    (250,000)       (800,000)          (200,000)     (1,050,000)         (300,000)      (1,250,000)       (2,000,000)    (1,850,000)
------------    ------------       ------------     -----------     -------------    -------------     -------------   ------------
   1,150,002       1,050,002          1,300,002       1,400,002           800,002        1,100,002         2,200,002      3,000,002
============    ============       ============     ===========     =============    =============     =============   ============

           See Notes to Financial Statements.                            Page 69

First Trust Exchange-Traded Fund
Statements of Changes in Net Assets (Continued)

                                                                FIRST TRUST                                FIRST TRUST
                                                             DOW JONES INTERNET                         DB STRATEGIC VALUE
                                                               INDEX(SM) FUND                               INDEX FUND
                                                  -------------------------------------     ----------------------------------------
                                                    For the Six                              For the Six
                                                    Months Ended        For the Year         Months Ended         For the Year
                                                    June 30, 2008       Ended                June 30, 2008        Ended
                                                    (Unaudited)         Dec. 31, 2007        (Unaudited)          Dec. 31, 2007
                                                  -------------------------------------     ----------------------------------------
OPERATIONS:
   Net investment income (loss)                      $      32,054      $    (231,090)       $     436,514        $     399,329
   Net realized gain (loss)                             (2,645,264)         6,875,695           (1,319,775)           4,078,150
   Net change in unrealized
     appreciation (depreciation)                        (1,480,900)        (4,669,550)          (3,996,097)          (2,024,723)
                                                     -------------      -------------        -------------        -------------
   Net increase (decrease) in net assets
      resulting from operations                         (4,094,110)         1,975,055           (4,879,358)           2,452,756
                                                     -------------      -------------        -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                   (36,600)                --             (421,200)            (394,875)
   Net realized gain                                            --                 --                   --                   --
                                                     -------------      -------------        -------------        -------------
   Total distributions to shareholders                     (36,600)                --             (421,200)            (394,875)
                                                     -------------      -------------        -------------        -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                             4,746,505         79,688,355           59,994,396          104,762,439
   Value of shares repurchased                         (14,629,441)       (71,230,802)         (44,386,288)         (62,952,782)
                                                     -------------      -------------        -------------        -------------
   Net increase (decrease) in net assets
      resulting from shareholder transactions           (9,882,936)         8,457,553           15,608,108           41,809,657
                                                     -------------      -------------        -------------        -------------

   Total increase (decrease) in net assets             (14,013,646)        10,432,608           10,307,550           43,867,538

NET ASSETS:
   Beginning of Period                                  36,385,656         25,953,048           61,517,693           17,650,155
                                                     -------------      -------------        -------------        -------------

   End of Period                                     $  22,372,010      $  36,385,656        $  71,825,243        $  61,517,693
                                                     =============      =============        =============        =============

   Undistributed net investment income (loss)
      at end of period                               $      (4,546)     $          --        $      37,737        $      22,423
                                                     =============      =============        =============        =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period               1,450,002          1,150,002            2,550,002              800,002
   Shares sold                                             200,000          3,200,000            2,650,000            4,350,000
   Shares repurchased                                     (650,000)        (2,900,000)          (1,950,000)          (2,600,000)
                                                     -------------      -------------        -------------        -------------
   Shares outstanding, end of period                     1,000,002          1,450,002            3,250,002            2,550,002
                                                     =============      =============        =============        =============


(a)  Inception date.


Page 70    See Notes to Financial Statements.

                                                                                                    FIRST TRUST
                 FIRST TRUST                             FIRST TRUST                                 NASDAQ-100
        VALUE LINE(R) EQUITY ALLOCATION             VALUE LINE(R) DIVIDEND                      EX-TECHNOLOGY SECTOR
                 INDEX FUND                              INDEX FUND                                INDEX(SM) FUND
 ---------------------------------------    ----------------------------------------    -------------------------------------------
 For the Six                                For the Six                                 For the Six           For the Period
 Months Ended        For the Year           Months Ended          For the Year          Months Ended          February 8, 2007 (a)
 June 30, 2008       Ended                  June 30, 2008         Ended                 June 30, 2008         through
 (Unaudited)         December 31, 2007      (Unaudited)           December 31, 2007     (Unaudited)           Dec. 31, 2007
 ---------------------------------------    ----------------------------------------    -------------------------------------------

 $       65,286      $      156,232         $   2,331,625         $   6,133,255         $          988        $        (1,364)
       (411,532)           (403,914)          (10,817,120)           55,377,383                (46,940)               457,158
       (749,615)            851,149            (7,565,750)          (65,904,350)              (276,022)              (208,808)
 --------------      --------------         -------------         -------------         --------------        ---------------

     (1,095,861)            603,467           (16,051,245)           (4,393,712)              (321,974)               246,986
 --------------      --------------         -------------         -------------         --------------        ---------------


        (61,875)           (171,605)           (2,217,037)           (6,533,096)                (1,340)                    --
             --                  --                    --                    --                     --                     --
 --------------      --------------         -------------         -------------         --------------        ---------------
        (61,875)           (171,605)           (2,217,037)           (6,533,096)                (1,340)                    --
 --------------      --------------         -------------         -------------         --------------        ---------------


      7,651,900          25,789,407               731,920           177,729,932              1,825,047              8,275,318
     (9,552,809)        (31,723,062)          (25,601,498)         (438,291,965)                    --             (6,403,732)
 --------------      --------------         -------------         -------------         --------------        ---------------

     (1,900,909)         (5,933,655)          (24,869,578)         (260,562,033)             1,825,047              1,871,586
 --------------      --------------         -------------         -------------         --------------        ---------------

     (3,058,645)         (5,501,793)          (43,137,860)         (271,488,841)             1,501,733              2,118,572


     13,291,366          18,793,159           180,153,222           451,642,063              2,118,572                     --
 --------------      --------------         -------------         -------------         --------------        ---------------

 $   10,232,721      $   13,291,366         $ 137,015,362         $ 180,153,222         $    3,620,305        $     2,118,572
 ==============      ==============         =============         =============         ==============        ===============


 $        6,575      $        3,164         $     114,588         $          --         $         (352)       $            --
 ==============      ==============         =============         =============         ==============        ===============


        650,002             950,002            11,437,986            26,938,000                100,002                     --
        400,000           1,300,000                50,000            10,500,000                100,000                400,002
       (500,000)         (1,600,000)           (1,700,000)          (26,000,014)                    --               (300,000)
 ---------------     --------------         -------------         -------------         --------------        ---------------
        550,002             650,002             9,787,986            11,437,986                200,002                100,002
 ===============     ==============         =============         =============         ==============        ===============


           See Notes to Financial Statements.                            Page 71

First Trust Exchange-Traded Fund
Statements of Changes in Net Assets (Continued)


                                                                   FIRST TRUST                             FIRST TRUST
                                                                    NASDAQ(R)                                  S&P
                                                            CLEAN EDGE(R) U.S. LIQUID                         REIT
                                                                SERIES INDEX FUND                           INDEX FUND
                                                     ---------------------------------------     ----------------------------------
                                                     For the Six        For the Period            For the Six       For the Period
                                                     Months Ended       February 8, 2007 (a)      Months Ended      May 8, 2007 (a)
                                                     June 30, 2008      through                   June 30, 2008     through
                                                     (Unaudited)        December 31, 2007         (Unaudited)       Dec. 31, 2007
                                                     ---------------------------------------     ----------------------------------
OPERATIONS:
   Net investment income (loss)                       $    (57,741)      $    (64,652)             $     38,425      $     37,501
   Net realized gain (loss)                             (2,298,422)         4,547,068                   (50,857)          (64,033)
   Net change in unrealized
      appreciation (depreciation)                       (9,195,243)         5,571,969                  (136,487)         (384,315)
                                                      ------------       ------------              ------------      ------------
   Net increase (decrease) in net assets
      resulting from operations                        (11,551,406)        10,054,385                  (148,919)         (410,847)
                                                      ------------       ------------              ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                        --                 --                   (31,545)          (37,501)
   Net realized gain                                            --                 --                        --                --
                                                      ------------       ------------              ------------      ------------
   Total distributions to shareholders                          --                 --                   (31,545)          (37,501)
                                                      ------------       ------------              ------------      ------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                            13,472,742         57,955,176                   835,849         3,796,816
   Value of shares repurchased                          (2,199,520)       (17,096,526)                       --        (1,767,190)
                                                      ------------       ------------              ------------      ------------
   Net increase (decrease) in net assets
      resulting from shareholder transactions           11,273,222         40,858,650                   835,849         2,029,626
                                                      ------------       ------------              ------------      ------------

   Total increase (decrease) in net assets                (278,184)        50,913,035                   655,385         1,581,278

NET ASSETS:
   Beginning of Period                                  50,913,035                 --                 1,581,278                --
                                                      ------------       ------------              ------------      ------------

   End of Period                                      $ 50,634,851       $ 50,913,035              $  2,236,663      $  1,581,278
                                                      ============       ============              ============      ============

   Undistributed net investment income (loss)
      at end of period                                $    (57,741)      $         --              $      6,880      $         --
                                                      ============       ============              ============      ============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period               1,650,002                 --                   100,002                --
   Shares sold                                             500,000          2,350,002                    50,000           200,002
   Shares repurchased                                     (100,000)          (700,000)                       --          (100,000)
                                                      ------------       ------------              ------------      ------------
   Shares outstanding, end of period                     2,050,002          1,650,002                   150,002           100,002
                                                      ============       ============              ============      ============

(a) Inception date.
(b) Results prior to June 18, 2007 are of First Trust Value Line(R) 100 Fund.


Page 72    See Notes to Financial Statements.

          FIRST TRUST                       FIRST TRUST                     FIRST TRUST                       FIRST TRUST
           ISE WATER                   ISE-REVERE NATURAL GAS               ISE CHINDIA                     VALUE LINE(R) 100
           INDEX FUND                       INDEX FUND                      INDEX FUND                    EXCHANGE-TRADED FUND
-------------------------------   -------------------------------   -------------------------------   ----------------------------
For the Six     For the Period    For the Six     For the Period    For the Six     For the Period    For the Six     For the
Months Ended    May 8, 2007 (a)   Months Ended    May 8, 2007 (a)   Months Ended    May 8, 2007 (a)   Months Ended    Year Ended
June 30, 2008   through           June 30, 2008   through           June 30, 2008   through           June 30, 2008   Dec. 31,
(Unaudited)     Dec. 31, 2007     (Unaudited)     Dec. 31, 2007     Unaudited)      Dec. 31, 2007     (Unaudited)     2007 (b)
-------------------------------   -------------------------------   -------------------------------   ----------------------------

$    58,273     $     24,450      $    143,870    $     10,866       $    424,957   $     47,735     $    (174,651)   $    (497,794)
    344,343          263,879         7,792,986         403,859         (9,366,399)     2,084,309        (6,631,989)      52,128,707
 (2,030,759)         323,254        15,341,608          20,760        (21,898,150)     2,451,608       (10,284,403)      (5,434,509)
-----------     ------------      ------------    ------------       ------------   ------------     -------------    -------------

 (1,628,143)         611,583        23,278,464         435,485        (30,839,592)     4,583,652       (17,091,043)      46,196,404
-----------     ------------      ------------    ------------       ------------   ------------     -------------    -------------


    (56,240)         (24,475)         (160,860)         (9,200)          (512,710)       (58,125)               --               --
         --               --                --              --                 --             --                --      (18,451,951)
-----------     ------------      ------------    ------------       ------------   ------------     -------------    -------------
    (56,240)         (24,475)         (160,860)         (9,200)          (512,710)       (58,125)               --      (18,451,951)
-----------     ------------      ------------    ------------       ------------   ------------     -------------    -------------


 40,134,319       18,295,951       151,280,730      17,272,326         13,396,977    119,626,564        59,176,893      219,100,688
 (8,034,503)      (6,573,340)      (47,215,745)     (6,541,227)        (7,733,136)   (20,147,791)      (89,928,646)    (319,833,579)
-----------     ------------      ------------    ------------       ------------   ------------     -------------    -------------

 32,099,816       11,722,611       104,064,985      10,731,099          5,663,841     99,478,773       (30,751,753)    (100,732,891)
-----------     ------------      ------------    ------------       ------------   ------------     -------------    -------------

 30,415,433       12,309,719       127,182,589      11,157,384        (25,688,461)   104,004,300       (47,842,796)     (72,988,438)


 12,309,719               --        11,157,384              --        104,004,300             --       204,913,425      277,901,863
-----------     ------------      ------------    ------------       ------------   ------------     -------------    -------------

$42,725,152     $ 12,309,719      $138,339,973    $ 11,157,384       $ 78,315,839   $104,004,300     $ 157,070,629    $ 204,913,425
===========     ============      ============    ============       ============   ============     =============    =============


$     2,033     $         --      $    (15,324)   $      1,666       $    (86,657)  $      1,096     $    (174,651)   $          --
===========     ============      ============    ============       ============   ============     =============    =============


    550,002               --           500,002              --          3,750,002             --        11,439,982       17,490,000
  1,750,000          850,002         5,500,000         800,002            550,000      4,500,002         3,750,000       12,750,000
   (350,000)        (300,000)       (1,600,000)       (300,000)          (350,000)      (750,000)       (5,600,000)     (18,800,018)
------------   -------------      ------------    ------------       ------------   ------------     -------------    -------------
  1,950,002          550,002         4,400,002         500,002          3,950,002      3,750,002         9,589,982       11,439,982
============   =============      ============    ============       ============   ============     =============    =============


           See Notes to Financial Statements.                            Page 73

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND

                                                    For the                                                       For the Period
                                               Six Months Ended           For the               For the       September 27, 2005 (a)
                                                 June 30, 2008          Year Ended            Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006     December 31, 2005
                                               ----------------      -----------------     -----------------  ----------------------

Net asset value, beginning of period             $    22.35            $    23.92            $    20.73            $    20.00
                                                 ----------            ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.07                  0.16                  0.06 (b)              0.03 (b)
Net realized and unrealized gain (loss)               (2.81)                (1.60)                 3.19 (b)              0.72 (b)
                                                 ----------            ----------            ----------            ----------
Total from investment operations                      (2.74)                (1.44)                 3.25                  0.75
                                                 ----------            ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.06)                (0.13)                (0.06)                (0.02)
                                                 ----------            ----------            ----------            ----------

Net asset value, end of period                   $    19.55            $    22.35            $    23.92            $    20.73
                                                 ==========            ==========            ==========            ==========

TOTAL RETURN (c)                                   (12.25)%               (6.02)%                15.69%                 3.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   16,719            $   17,993            $   16,865            $   39,492
Ratios to average net assets:
Ratio of total expenses to average net assets         1.00% (d)             1.35%                 1.18%                 1.44% (d)
Ratio of net expenses to average net assets           0.60% (d)             0.60%                 0.60%                 0.60% (d)
Ratio of net investment income to average
   net assets                                         0.67% (d)             0.58%                 0.24%                 0.51% (d)
Portfolio turnover rate (e)                              5%                   11%                   20%                    6%



FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND

                                                    For the                                 For the Period
                                               Six Months Ended           For the          March 9, 2006 (a)
                                                 June 30, 2008          Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006
                                               ----------------      -----------------     -----------------

Net asset value, beginning of period             $    20.20            $    23.51            $    20.00
                                                 ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.45                  0.92                  0.59 (b)
Net realized and unrealized gain (loss)               (5.65)                (3.35)                 3.52 (b)
                                                 ----------            ----------            ----------
Total from investment operations                      (5.20)                (2.43)                 4.11
                                                 ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.43)                (0.88)                (0.60)
                                                 ----------            ----------            ----------

Net asset value, end of period                   $    14.57            $    20.20            $    23.51
                                                 ==========            ==========            ==========

TOTAL RETURN (c)                                   (25.92)%              (10.64)%                20.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   45,158            $   64,650            $   75,237
Ratios to average net assets:
Ratio of total expenses to average net assets         0.68% (d)             0.68%                 0.99% (d)
Ratio of net expenses to average net assets           0.45% (d)             0.45%                 0.45% (d)
Ratio of net investment income to average
   net assets                                         4.81% (d)             3.87%                 3.55% (d)
Portfolio turnover rate (e)                             32%                    9%                    9%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 74          See Notes to Financial Statements.

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST IPOX-100 INDEX FUND

                                                    For the                                 For the Period
                                               Six Months Ended           For the         April 12, 2006 (a)
                                                 June 30, 2008          Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006
                                               ----------------      -----------------    ------------------

Net asset value, beginning of period             $    25.36            $    22.20            $    20.00
                                                 ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.05                  0.05                  0.01 (b)
Net realized and unrealized gain (loss)               (1.90)                 3.17                  2.19 (b)
                                                 ----------            ----------            ----------
Total from investment operations                      (1.85)                 3.22                  2.20
                                                 ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.03)                (0.06)                   --
                                                 ----------            ----------            ----------

Net asset value, end of period                   $    23.48            $    25.36            $    22.20
                                                 ==========            ==========            ==========

TOTAL RETURN (c)                                    (7.30)%                14.53%                11.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   27,005            $   26,633            $   19,981
Ratios to average net assets:
Ratio of total expenses to average net assets         0.97% (d)             1.06%                 1.44% (d)
Ratio of net expenses to average net assets           0.60% (d)             0.60%                 0.60% (d)
Ratio of net investment income to average
   net assets                                         0.49% (d)             0.24%                 0.07% (d)
Portfolio turnover rate (e)                             35%                   11%                   26%


FIRST TRUST NASDAQ-100 EQUAL WEIGHTED INDEX(SM) FUND

                                                    For the                                 For the Period
                                               Six Months Ended           For the         April 19, 2006 (a)
                                                 June 30, 2008          Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006
                                               ----------------      -----------------    ------------------

Net asset value, beginning of period             $    22.08            $    20.12            $    20.00
                                                 ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.01                 (0.02)                (0.01)(b)
Net realized and unrealized gain (loss)               (2.74)                 1.98                  0.13 (b)
                                                 ----------            ----------            ----------
Total from investment operations                      (2.73)                 1.96                  0.12
                                                 ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.01)                   --                    --
                                                 ----------            ----------            ----------

Net asset value, end of period                   $    19.34            $    22.08            $    20.12
                                                 ==========            ==========            ==========

TOTAL RETURN (c)                                   (12.38)%                 9.74%                 0.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   25,143            $   30,911            $   26,158
Ratios to average net assets:
Ratio of total expenses to average net assets         0.85% (d)             0.95%                 1.31% (d)
Ratio of net expenses to average net assets           0.60% (d)             0.60%                 0.60% (d)
Ratio of net investment income (loss) to
   average net assets                                 0.04% (d)           (0.08)%               (0.07)% (d)
Portfolio turnover rate (e)                             15%                   15%                    1%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements.                Page 75

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST NASDAQ-100-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                    For the                                 For the Period
                                               Six Months Ended           For the         April 19, 2006 (a)
                                                 June 30, 2008          Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006
                                               ----------------      -----------------    ------------------

Net asset value, beginning of period             $    21.50            $    19.97            $    20.00
                                                 ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                          (0.01)                (0.03)                (0.03)(b)
Net realized and unrealized gain (loss)               (1.98)                 1.56                  0.00 (b)(f)
                                                 ----------            ----------            ----------
Total from investment operations                      (1.99)                 1.53                 (0.03)
                                                 ----------            ----------            ----------

Net asset value, end of period                   $    19.51            $    21.50            $    19.97
                                                 ==========            ==========            ==========

TOTAL RETURN (c)                                    (9.26)%                 7.66%               (0.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   15,608            $   23,652            $   27,960
Ratios to average net assets:
Ratio of total expenses to average net assets         1.03% (d)             0.92%                 1.37% (d)
Ratio of net expenses to average net assets           0.60% (d)             0.60%                 0.60% (d)
Ratio of net investment loss to average
   net assets                                       (0.06)% (d)           (0.16)%               (0.20)% (d)
Portfolio turnover rate (e)                             16%                   10%                    7%


FIRST TRUST AMEX(R) BIOTECHNOLOGY INDEX FUND

                                                    For the                                 For the Period
                                               Six Months Ended           For the          June 19, 2006 (a)
                                                 June 30, 2008          Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006
                                               ----------------      -----------------     -----------------

Net asset value, beginning of period             $    24.41            $    23.55            $    20.00
                                                 ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.27                 (0.10)                (0.07)(b)
Net realized and unrealized gain (loss)               (1.86)                 0.96                  3.62 (b)
                                                 ----------            ----------            ----------
Total from investment operations                      (1.59)                 0.86                  3.55
                                                 ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.27)                   --                    --
                                                 ----------            ----------            ----------

Net asset value, end of period                   $    22.55            $    24.41            $    23.55
                                                 ==========            ==========            ==========

TOTAL RETURN (c)                                    (6.52)%                 3.65%                17.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   49,599            $   73,241            $   29,438
Ratios to average net assets:
Ratio of total expenses to average net assets         0.77% (d)             0.73%                 1.22% (d)
Ratio of net expenses to average net assets           0.60% (d)             0.60%                 0.60% (d)
Ratio of net investment income (loss) to
   average net assets                                 2.19% (d)           (0.60)%               (0.60)% (d)
Portfolio turnover rate (e)                             12%                   11%                    4%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.


Page 76                   See Notes to Financial Statements.

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST DOW JONES INTERNET INDEX(SM) FUND

                                                    For the                                 For the Period
                                               Six Months Ended           For the          June 19, 2006 (a)
                                                 June 30, 2008          Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006
                                               -----------------     -----------------     -----------------

Net asset value, beginning of period             $    25.09            $    22.57            $    20.00
                                                 ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.04                 (0.16)                (0.07)(b)
Net realized and unrealized gain (loss)               (2.72)                 2.68                  2.64 (b)
                                                 ----------            ----------            ----------
Total from investment operations                      (2.68)                 2.52                  2.57
                                                 ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.04)                   --                    --
                                                 ----------            ----------            ----------

Net asset value, end of period                   $    22.37            $    25.09            $    22.57
                                                 ==========            ==========            ==========

TOTAL RETURN (c)                                   (10.70)%                11.17%                12.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   22,372            $   36,386            $   25,953
Ratios to average net assets:
Ratio of total expenses to average net assets         0.91% (d)             0.70%                 1.24% (d)
Ratio of net expenses to average net assets           0.60% (d)             0.60%                 0.60% (d)
Ratio of net investment income (loss) to
   average net assets                                 0.27% (d)           (0.42)%               (0.55)% (d)
Portfolio turnover rate (e)                             34%                    6%                    4%


FIRST TRUST DB STRATEGIC VALUE INDEX FUND

                                                    For the                                 For the Period
                                               Six Months Ended           For the          July 6, 2006 (a)
                                                 June 30, 2008          Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006
                                               ----------------      -----------------     -----------------

Net asset value, beginning of period             $    24.12            $    22.06            $    20.00
                                                 ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.13                  0.20                  0.12 (b)
Net realized and unrealized gain (loss)               (2.02)                 2.07                  2.03 (b)
                                                 ----------            ----------            ----------
Total from investment operations                      (1.89)                 2.27                  2.15
                                                 ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.13)                (0.21)                (0.09)
                                                 ----------            ----------            ----------

Net asset value, end of period                   $    22.10            $    24.12            $    22.06
                                                 ==========            ==========            ==========

TOTAL RETURN (c)                                    (7.84)%                10.26%                10.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   71,825            $   61,518            $   17,650
Ratios to average net assets:
Ratio of total expenses to average net assets         0.65% (d)             1.12%                 2.59% (d)
Ratio of net expenses to average net assets           0.65% (d)             0.65%                 0.65% (d)
Ratio of net investment income to average
   net assets                                         1.24% (d)             1.09%                 1.29% (d)
Portfolio turnover rate (e)                             50%                   10%                    4%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                       See Notes to Financial Statements.                Page 77

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST VALUE LINE(R) EQUITY ALLOCATION INDEX FUND

                                                    For the                                 For the Period
                                               Six Months Ended           For the        December 5, 2006 (a)
                                                 June 30, 2008          Year Ended              through
                                                  (Unaudited)        December 31, 2007     December 31, 2006
                                               ----------------      -----------------   --------------------

Net asset value, beginning of period             $    20.45            $    19.78            $    20.00
                                                 ----------            ----------            ----------
Income from investment operations:
Net investment income (loss)                           0.12                  0.24                  0.03 (b)
Net realized and unrealized gain (loss)               (1.86)                 0.68                 (0.25)(b)
                                                 ----------            ----------            ----------
Total from investment operations                      (1.74)                 0.92                 (0.22)
                                                 ----------            ----------            ----------

Distributions paid to shareholders from:
Net investment income                                 (0.11)                (0.25)                   --
                                                 ----------            ----------            ----------

Net asset value, end of period                   $    18.60            $    20.45            $    19.78
                                                 ==========            ==========            ==========

TOTAL RETURN (c)                                    (8.50)%                 4.65%               (1.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)             $   10,233            $   13,291            $   18,793
Ratios to average net assets:
Ratio of total expenses to average net assets         1.15% (d)             1.36%                 3.25% (d)
Ratio of net expenses to average net assets           0.70% (d)             0.70%                 0.70% (d)
Ratio of net investment income to average
   net assets                                         1.23% (d)             1.04%                 1.82% (d)
Portfolio turnover rate (e)                             15%                   43%                    1%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 78        See Notes to Financial Statements.

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST VALUE LINE(R) DIVIDEND INDEX FUND

                                    For the                         For the Period
                                Six Months Ended   For the Year      June 1, 2006     For the Year    For the Year     For the Year
                                  June 30, 2008      Ended             through           Ended           Ended            Ended
                                   (Unaudited)      12/31/07(a)       12/31/06(a)      5/31/06(a)      5/31/05(a)       5/31/04 (a)
                                ----------------   ------------     --------------    ------------    -------------    ------------

Net asset value, beginning
     of period                  $    15.75          $    16.77        $    16.55       $    17.24      $   16.13       $   14.33(i)
                                ----------          ----------        ----------       ----------      ---------       ---------

Income from investment
     operations:
Net investment income (loss)          0.23                0.44              0.24(b)          0.43           0.41            0.27
Net realized and unrealized
     gain (loss)                     (1.76)              (0.99)             2.10(b)          1.00           1.99            1.86
                                ----------          ----------        ----------       ----------      ----------      ---------
Total from investment
     operations                      (1.53)              (0.55)             2.34             1.43           2.40            2.13
                                ----------          ----------        ----------       ----------      ---------       ---------

Distributions paid to
     shareholders from:
Net investment income                (0.22)              (0.47)            (0.63)           (0.42)         (0.37)          (0.20)
Net realized gains                      --                  --             (1.49)           (1.70)         (0.92)          (0.11)
                                ----------          ----------        ----------       ----------      ---------       ---------
Total distributions to
     shareholders                   ( 0.22)             ( 0.47)            (2.12)           (2.12)         (1.29)          (0.31)
                                ----------          ----------        ----------       ----------      ---------       ---------

Common Shares offering costs
     charged to paid-in
     capital                            --                  --                --               --          (0.00)(c)       (0.02)
                                ----------          ----------        ----------       ----------      ---------       ---------

Net asset value, end
     of period                  $    14.00           $   15.75         $   16.77        $   16.55      $   17.24       $   16.13
                                ==========           =========         =========        =========      =========       =========

TOTAL RETURN, BASED ON
     NET ASSET VALUE               (9.74)%(e)          (3.42)%(e)        14.70%(e)(j)      10.26%(d)      16.05%(d)       15.09%(d)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
     (in 000's)                 $  137,015           $ 180,153         $ 451,642        $ 536,258      $ 558,705       $ 522,731
Ratios to average net assets:
Ratio of total expenses to
   average net assets                0.81%(f)            0.85%             0.94%(f)         0.93%          0.93%           0.93%(f)
Ratio of net expenses to
   average net assets                0.70%(f)            0.70%             0.93%(f)(h)      0.93%          0.93%           0.93%
Ratio of net investment income to
   average net assets                2.97%(f)            2.37%             2.36%(f)         2.51%          2.45%           2.29%(f)

Portfolio turnover rate (g)            42%                  5%               28%              58%            57%             46%


(a) The Fund commenced operations on August 19, 2003. Results for periods prior to December 18, 2006 are of First Trust
    Value Line(R) Dividend Fund. See Reorganization History below.
(b) Per share amounts have been calculated using the average share method.
(c) Amount represents less than $0.01 per share.
(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(e) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been reimbursed by the investment advisor.
(f) Annualized.
(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(h) The annualized expense ratio is capped at 0.70% for the first two years from the date of the reorganization. This ratio of 0.93%
    includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) Dividend Fund.
(i) Net of sales load $0.675 per Common Share on initial offering.
(j) Prior to December 18, 2006, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) Dividend Fund. See Reorganization History below.

REORGANIZATION HISTORY:
First Trust Value Line(R) Dividend Fund (the "Predecessor FVD Fund"), a closed-end fund organized as a Massachusetts business trust on June 11, 2003, reorganized with and into First Trust Value Line(R) Dividend Index Fund ("FVD"), an exchange-traded fund and newly created series of the Trust effective Friday, December 15, 2006. The Predecessor FVD Fund ceased trading on the AMEX on Friday,
December 15, 2006, and FVD began trading on the AMEX on Monday, December 18, 2006 under the ticker symbol "FVD," the same ticker symbol used by the Predecessor FVD Fund. The assets of the Predecessor FVD Fund were transferred to, and the liabilities of the
Predecessor FVD Fund were assumed by, FVD in exchange for shares of FVD on a one share for one share basis based upon the net asset value ("NAV") of the Predecessor FVD Fund on Friday, December 15, 2006. FVD shares have been distributed to the Predecessor FVD Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVD Fund has been terminated. The historical results of the Predecessor FVD Fund will survive for financial reporting purposes.


               See Notes to Financial Statements.                        Page 79

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST NASDAQ-100 EX-TECHNOLOGY SECTOR INDEX(SM) FUND

                                                                          For the           For the Period
                                                                     Six Months Ended    February 8, 2007 (a)
                                                                       June 30, 2008            through
                                                                        (Unaudited)        December 31, 2007
                                                                     ----------------    --------------------

Net asset value, beginning of period                                   $    21.19            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.01                 (0.01)
Net realized and unrealized gain (loss)                                     (3.09)                 1.20
                                                                       ----------            ----------
Total from investment operations                                            (3.08)                 1.19
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                  $    (0.01)                   --
                                                                       ----------            ----------

Net asset value, end of period                                         $    18.10            $    21.19
                                                                       ==========            ==========

TOTAL RETURN (b)                                                         (14.52)%                 5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    3,620            $    2,119
Ratios to average net assets:
Ratio of total expenses to average net assets                               3.38% (c)             2.61% (c)
Ratio of net expenses to average net assets                                 0.60% (c)             0.60% (c)
Ratio of net investment income (loss) to average net assets                 0.10% (c)            (0.04)%(c)
Portfolio turnover rate (d)                                                   12%                   27%


FIRST TRUST NASDAQ(R) CLEAN EDGE(R) U.S. LIQUID SERIES INDEX FUND

                                                                          For the           For the Period
                                                                     Six Months Ended    February 8, 2007 (a)
                                                                       June 30, 2008            through
                                                                        (Unaudited)        December 31, 2007
                                                                 ----------------------  -------------------------

Net asset value, beginning of period                                   $    30.86            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                (0.03)                (0.04)
Net realized and unrealized gain (loss)                                     (6.13)                10.90
                                                                       ----------            ----------
Total from investment operations                                            (6.16)                10.86
                                                                       ----------            ----------

Net asset value, end of period                                         $    24.70            $    30.86
                                                                       ==========            ==========

TOTAL RETURN (b)                                                         (19.96)%                54.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  50,635             $  50,913
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.82% (c)             1.00% (c)
Ratio of net expenses to average net assets                                 0.60% (c)             0.60% (c)
Ratio of net investment loss to average net assets                        (0.25)% (c)           (0.33)% (c)
Portfolio turnover rate (d)                                                   14%                    4%

(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 80              See Notes to Financial Statements.

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period



FIRST TRUST S&P REIT INDEX FUND

                                                                          For the           For the Period
                                                                     Six Months Ended       May 8, 2007 (a)
                                                                       June 30, 2008            through
                                                                        (Unaudited)        December 31, 2007
                                                                 ------------------------  -----------------------

Net asset value, beginning of period                                   $    15.81            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.26                  0.32 (b)
Net realized and unrealized gain (loss)                                     (0.95)                (4.13)(b)
                                                                       ----------            ----------
Total from investment operations                                            (0.69)                (3.81)
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                  $    (0.21)                (0.38)
                                                                       ----------            ----------

Net asset value, end of period                                         $    14.91            $    15.81
                                                                       ==========            ==========

TOTAL RETURN (c)                                                          (4.36)%              (19.08)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                   $    2,237            $    1,581
Ratios to average net assets:
Ratio of total expenses to average net assets                               8.25% (d)             8.41% (d)
Ratio of net expenses to average net assets                                 0.50% (d)             0.50% (d)
Ratio of net investment income to average net assets                        4.50% (d)             2.73% (d)
Portfolio turnover rate (e)                                                    7%                   25%


FIRST TRUST ISE WATER INDEX FUND

                                                                          For the           For the Period
                                                                     Six Months Ended       May 8, 2007 (a)
                                                                       June 30, 2008            through
                                                                        (Unaudited)        December 31, 2007
                                                                 ------------------------  -----------------------

Net asset value, beginning of period                                   $    22.38            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.03                  0.04
Net realized and unrealized gain (loss)                                     (0.47)                 2.38
                                                                       ----------            ----------
Total from investment operations                                            (0.44)                 2.42
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                  $    (0.03)                (0.04)
                                                                       ----------            ----------

Net asset value, end of period                                         $    21.91            $    22.38
                                                                       ==========            ==========

TOTAL RETURN (c)                                                          (1.96)%                12.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                    $  47,725            $   12,310
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.86% (d)             1.68% (d)
Ratio of net expenses to average net assets                                 0.60% (d)             0.60% (d)
Ratio of net investment income to average net assets                        0.57% (d)             0.46% (d)
Portfolio turnover rate (e)                                                   34%                    3%

(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


               See Notes to Financial Statements.                        Page 81

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST ISE-REVERE NATURAL GAS INDEX FUND

                                                                          For the           For the Period
                                                                     Six Months Ended       May 8, 2007 (a)
                                                                       June 30, 2008            through
                                                                        (Unaudited)        December 31, 2007
                                                                 ------------------------  -----------------------

Net asset value, beginning of period                                   $    22.31            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.03                  0.03
Net realized and unrealized gain (loss)                                      9.14                  2.30
                                                                       ----------            ----------
Total from investment operations                                             9.17                  2.33
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                  $    (0.04)                (0.02)
                                                                       ----------            ----------

Net asset value, end of period                                         $    31.44            $    22.31
                                                                       ==========            ==========

TOTAL RETURN (b)                                                           41.10%                11.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                     $138,340             $  11,157
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.70% (c)             2.36% (c)
Ratio of net expenses to average net assets                                 0.60% (c)             0.60% (c)
Ratio of net investment income to average net assets                        0.49% (c)             0.32% (c)
Portfolio turnover rate (d)                                                   53%                    5%


FIRST TRUST ISE CHINDIA INDEX FUND

                                                                          For the             For the Period
                                                                     Six Months Ended         May 8, 2007 (a)
                                                                       June 30, 2008              through
                                                                        (Unaudited)           December 31, 2007
                                                                 ------------------------  -----------------------

Net asset value, beginning of period                                   $    27.73            $    20.00
                                                                       ----------            ----------
Income from investment operations:
Net investment income (loss)                                                 0.11                  0.02
Net realized and unrealized gain (loss)                                     (7.88)                 7.73
                                                                       ----------            ----------
Total from investment operations                                            (7.77)                 7.75
                                                                       ----------            ----------

Distributions paid to shareholders from:
Net investment income                                                  $    (0.13)                (0.02)
                                                                       ----------            ----------

Net asset value, end of period                                         $    19.83            $    27.73
                                                                       ==========            ==========

TOTAL RETURN (b)                                                         (28.02)%                38.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                                     $ 78,316             $ 104,004
Ratios to average net assets:
Ratio of total expenses to average net assets                               0.71% (c)             0.82% (c)
Ratio of net expenses to average net assets                                 0.60% (c)             0.60% (c)
Ratio of net investment income to average net assets                        0.97% (c)             0.17% (c)
Portfolio turnover rate (d)                                                   23%                    2%

(a) Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(c) Annualized.
(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 82              See Notes to Financial Statements.

First Trust Exchange-Traded Fund
Financial Highlights
For a Share outstanding throughout each period


FIRST TRUST VALUE LINE(R) 100 EXCHANGE-TRADED FUND

                                        For the                                                                      For the Period
                                    Six Months Ended   For the Year    For the Year    For the Year   For the Year   June 12, 2003
                                      June 30, 2008      Ended           Ended           Ended          Ended           through
                                      (Unaudited)      12/31/07 (a)    12/31/06 (a)    12/31/05 (a)   12/31/04 (a)    12/31/03 (a)
                                   -----------------   ------------    ------------    ------------   ------------   --------------

Net asset value, beginning
    of period                       $   17.91          $   15.89       $   17.16       $   18.05      $   16.61      $  14.33(e)
                                    ---------          ---------       ---------       ---------      ---------      --------

Income from investment
    operations:
Net investment income (loss)            (0.02)              1.02           (0.07)          (0.08)         (0.09)        (0.06)
Net realized and
    unrealized gain (loss)              (1.51)              2.06            0.68            2.00           2.19          2.37
                                    ---------          ---------       ---------       ---------      ---------      --------
Total from investment operations        (1.53)              3.08            0.61            1.92           2.10          2.31
                                    ---------          ---------       ---------       ---------      ---------      --------

Distributions paid to
    shareholders from:
Net realized gains                         --              (1.06)          (1.88)          (2.81)         (0.66)           --
                                    ---------          ---------       ---------       ---------      ---------      --------

Common Shares offering costs
     charged to paid-in capital            --                 --              --              --          (0.00)(b)     (0.03)
                                    ---------          ---------       ---------       ---------      ---------      --------

Net asset value, end of period      $   16.38          $   17.91       $   15.89       $   17.16      $   18.05      $  16.61
                                    =========          ---------       ---------       ---------      ---------      --------

TOTAL RETURN, BASED ON
     NET ASSET VALUE                  (8.54)% (d)         19.91% (d)       4.59%(c)(i)    11.86%(c)      13.05%(c)     15.91%(c)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
     period (in 000's)              $ 157,071          $ 204,913       $ 277,902        $300,049      $ 315,632      $290,464
Ratios to average net assets:
Ratio of total expenses to
     average net assets                 0.83% (f)          0.89%           0.97%           0.95%          0.97%         1.02%(f)
Ratio of net expenses to
     average net assets                 0.70% (f)          0.83% (h)       0.97%           0.95%          0.97%         1.02%(f)
Ratio of net investment loss to
     average net assets               (0.21)% (f)        (0.21)%         (0.40)%         (0.43)%        (0.52)%       (0.75)%(f)
Portfolio turnover rate (g)              117%               111%            234%            240%           220%          144%

(a) The Fund commenced operations on June 12, 2003. Results for periods prior to June 18, 2007 are of First Trust Value
    Line(R) 100 Fund. See Reorganization History below.
(b) Amount represents less than $0.01 per share.
(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(d) Total return based on net asset value is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized.
    The total return would have been lower if certain fees had not been reimbursed by the investment advisor.
(e) Net of sales load $0.675 per Common Share on initial offering.
(f) Annualized.
(g) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(h) The annualized expense ratio is capped at 0.70% for the first two years from the date of the reorganization. This ratio of
    0.83% includes expenses for a portion of the period prior to the reorganization for the First Trust Value Line(R) 100 Fund.
(i) Prior to June 18, 2007, total return based on net asset value assumed that all dividend distributions were reinvested at prices obtained by the Dividend Reinvestment Plan of First Trust Value Line(R) 100 Fund. See Reorganization History below.

REORGANIZATION HISTORY:
First Trust Value Line(R) 100 Fund (the "Predecessor FVL Fund"), a closed-end fund organized as a Massachusetts business trust on
April 18, 2003, reorganized with and into First Trust Value Line(R) 100 Exchange-Traded Fund ("FVL"), an exchange-traded fund and newly created series of the Trust effective Friday, June 15, 2007. The Predecessor FVL Fund ceased trading on the AMEX on
Friday, June 15, 2007, and FVL began trading on the AMEX on Monday, June 18, 2007 under the ticker symbol "FVL," the same ticker symbol used by the Predecessor FVL Fund. The assets of the Predecessor FVL Fund were transferred to, and the liabilities of the
Predecessor FVL Fund were assumed by, FVL in exchange for shares of FVL on a one share for one share basis based upon the NAV of the Predecessor FVL Fund on Friday, June 15, 2007. FVL shares have been distributed to the Predecessor FVL Fund shareholders, on a tax-free basis for federal income tax purposes, and the Predecessor FVL Fund has been terminated. The historical results of the Predecessor FVL Fund will survive for financial reporting purposes.


               See Notes to Financial Statements.                        Page 83

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


                                1. ORGANIZATION

First Trust Exchange-Traded Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on August 8, 2003, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of seventeen exchange-traded funds:

First Trust Dow Jones Select MicroCap Index(SM) Fund - (AMEX ticker "FDM") First Trust Morningstar(R) Dividend Leaders(SM) Index Fund -
  (AMEX ticker "FDL")
First Trust IPOX-100 Index Fund - (AMEX ticker "FPX")
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund - (NASDAQ ticker "QQEW") First Trust NASDAQ-100-Technology Sector Index(SM) Fund -
  (NASDAQ ticker "QTEC")
First Trust Amex(R) Biotechnology Index Fund - (AMEX ticker "FBT")
First Trust Dow Jones Internet Index(SM) Fund - (AMEX ticker "FDN")
First Trust DB Strategic Value Index Fund - (AMEX ticker "FDV")
First Trust Value Line(R) Equity Allocation Index Fund - (AMEX ticker "FVI") First Trust Value Line(R) Dividend Index Fund - (AMEX ticker "FVD")
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund -
  (NASDAQ ticker "QQXT")
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund -
  (NASDAQ ticker "QCLN")
First Trust S&P REIT Index Fund - (AMEX ticker "FRI")
First Trust ISE Water Index Fund - (NYSE Arca, Inc. ticker "FIW")
First Trust ISE-Revere Natural Gas Index Fund - (NYSE Arca, Inc. ticker "FCG") First Trust ISE Chindia Index Fund - (NYSE Arca, Inc. ticker "FNI")
First Trust Value Line(R) 100 Exchange-Traded Fund - (AMEX ticker "FVL")

Each fund represents a separate series of beneficial interest in the Trust (individually, each a "Fund" and collectively, "the Funds"). Each Fund's shares are listed and traded on the American Stock Exchange ("AMEX") except for the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund, which are listed and traded on The NASDAQ Stock Market, Inc. ("NASDAQ(R)"), and the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund and the First Trust Chindia Index Fund, which are listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                                    INDEX
First Trust Dow Jones Select MicroCap Index(SM) Fund                    Dow Jones Select MicroCap Index(SM)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund              Morningstar(R) Dividend Leaders(SM) Index
First Trust IPOX-100 Index Fund                                         IPOX-100 U.S. Index
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                    NASDAQ-100 Equal Weighted Index(SM)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                 NASDAQ-100 Technology Sector Index(SM)
First Trust Amex(R) Biotechnology Index Fund                            Amex(R) Biotechnology Index(SM)
First Trust Dow Jones Internet Index(SM) Fund                           Dow Jones Internet Composite Index(SM)
First Trust DB Strategic Value Index Fund                               Deutsche Bank CROCI(R) US+ Index(TM)
First Trust Value Line(R) Equity Allocation Index Fund                  Value Line(R) Equity Allocation Index
First Trust Value Line(R) Dividend Index Fund                           Value Line(R) Dividend Index
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              NASDAQ-100 Ex-Tech Sector Index(SM)
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund       NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index
First Trust S&P REIT Index Fund                                         S&P REIT Composite Index
First Trust ISE Water Index Fund                                        ISE Water Index(TM)
First Trust ISE-Revere Natural Gas Index Fund                           ISE-REVERE Natural Gas Index(TM)
First Trust ISE Chindia Index Fund                                      ISE ChIndia Index(TM)
First Trust Value Line(R) 100 Exchange-Traded Fund                      Value Line(R) 100 Index

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                             A. Portfolio Valuation

The NAV of each Fund's shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust's Board of Trustees. Portfolio securities listed on any exchange other than the NASDAQ(R) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ(R) are valued at the NASDAQ(R) Official Closing Price as determined by NASDAQ(R). Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ(R), are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by a Fund differing from the closing sale prices on the applicable exchange and fair value prices may not reflect the actual value of a security. A variety of factors may be considered in determining the fair value of such securities.

Valuing a Fund's securities using fair value pricing will result in using prices for the securities that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of such index.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Funds as of January 1, 2008, the beginning of each Fund's current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described below:

     o  Level 1 - quoted prices in active markets for identical securities

     o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 - significant unobservable inputs (including a Fund's own assumption in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's net assets as of June 30, 2008 is included with each Fund's Portfolio of Investments.

                B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


A Fund may hold publicly-traded master limited partnerships ("MLPs") and real estate investment trusts ("REITs"). Distributions from such investments may include a return of capital component from the MLP or REIT to the extent of the cost basis of such investments. Cumulative distributions received in excess of a Fund's cost basis in an MLP or REIT generally are recorded as dividend income.

                  C. Dividends and Distribution to Shareholders

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually, except for First Trust Morningstar(R) Dividend Leaders(SM) Index Fund and First Trust Value Line(R) Dividend Index Fund, which declare and pay dividends quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

The tax character of distributions paid by each Fund during the period ended December 31, 2007 were as follows:

                                                                     Distributions      Distributions      Distributions
                                                                     paid from          paid               paid from
                                                                     Ordinary           from Capital       Return of
                                                                     Income             Gains              Capital
                                                                     ---------------    ---------------    ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                  $  101,775        $       --         $      --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)         3,792,601                --                --
First Trust IPOX-100 Index Fund                                           67,725                --                --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                          --                --                --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                       --                --                --
First Trust Amex(R) Biotechnology Index Fund                                  --                --                --
First Trust Dow Jones Internet Index(SM) Fund                                 --                --                --
First Trust DB Strategic Value Index Fund                                394,875                --                --
First Trust Value Line(R) Equity Allocation Index Fund                   171,605                --                --
First Trust Value Line(R) Dividend Index Fund                          6,533,096                --                --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                    --                --                --
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund             --                --                --
First Trust S&P REIT Index Fund                                           37,501                --                --
First Trust ISE Water Index Fund                                          24,475                --                --
First Trust ISE-Revere Natural Gas Index Fund                              9,200                --                --
First Trust ISE Chindia Index Fund                                        58,125                --                --
First Trust Value Line(R) 100 Exchange-Traded Fund (B)                        --                --                --

(A) For the tax year ended November 30, 2007, the Fund distributed $2,951,001 from ordinary income. The Fund changed its tax year to December 31, effective December 1, 2007, and therefore had a short tax year of December 1 to December 31, 2007. The Fund distributed $841,600 from ordinary income for the period December 1 through December 31, 2007.

(B) All distributions were paid prior to June 18, 2007 and are of First Trust Value Line(R) 100 Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


As of December 31, 2007, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                   Undistributed            Net Unrealized
                                                                   Ordinary Income          Appreciation (Depreciation)
                                                                   -------------------      ---------------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund               $      4,380             $      (1,430,004)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund (A)            9,502                   (12,609,479)
First Trust IPOX-100 Index Fund                                           1,158                     1,958,507
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                         --                    (1,743,296)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                      --                    (1,783,779)
First Trust Amex(R) Biotechnology Index Fund                                 --                    (6,269,136)
First Trust Dow Jones Internet Index(SM) Fund                                --                    (3,579,723)
First Trust DB Strategic Value Index Fund                                22,423                    (1,794,979)
First Trust Value Line(R) Equity Allocation Index Fund                    3,164                       667,292
First Trust Value Line(R) Dividend Index Fund                                --                   (10,114,015)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                   --                      (226,358)
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund            --                     5,269,569
First Trust S&P REIT Index Fund                                              --                      (413,643)
First Trust ISE Water Index Fund                                             --                       318,303
First Trust ISE-Revere Natural Gas Index Fund                             1,666                        10,424
First Trust ISE Chindia Index Fund                                       86,380                     1,612,014
First Trust Value Line(R) 100 Exchange-Traded Fund                           --                    22,656,895


(A) The Fund changed its tax year to December 31, effective December 1, 2007, and therefore had a short tax year of December 1 to December 31, 2007.


                                 D. Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes.

In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds' current fiscal year. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Funds' financial statements.

At December 31, 2007 for federal income tax purposes, each Fund that has capital loss carryforwards available are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.

                                                                  Capital Loss      Capital Loss      Capital Loss
                                                                  Available         Available         Available        Total
                                                                  Through           Through           Through          Capital Loss
                                                                  2013              2014              2015             Available
                                                                  --------------    -------------     -------------    -------------
First Trust Dow Jones Select MicroCap Index(SM) Fund              $         --     $  1,604,481       $  910,503       $2,514,984
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund              52,755          202,279          198,670          453,704
First Trust IPOX-100 Index Fund                                             --          303,759          740,683        1,044,442
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                        --           15,480          271,083          286,563
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                     --           95,862          535,229          631,091
First Trust Amex(R) Biotechnology Index Fund-                               --               --               --               --
First Trust Dow Jones Internet Index(SM) Fund                               --               --               15               15
First Trust DB Strategic Value Index Fund                                   --           45,432          831,336          876,768
First Trust Value Line(R) Equity Allocation Index Fund                      --               --        1,439,101        1,439,101
First Trust Value Line(R) Dividend Index Fund                               --               --        4,488,019        4,488,019
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                  --               --            7,779            7,779
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund           --               --          141,332          141,332
First Trust S&P REIT Index Fund                                             --               --           10,162           10,162
First Trust ISE Water Index Fund                                            --               --              592              592
First Trust ISE-Revere Natural Gas Index Fund                               --               --            5,274            5,274
First Trust ISE Chindia Index Fund                                          --               --               --               --
First Trust Value Line(R) 100 Exchange-Traded Fund                          --               --        6,804,100        6,804,100

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


Capital losses incurred after October 31 ("post-October lossess") within the taxable year can be deemed to arise on the first business day of each Fund's next tabable year.

The following Funds incurred and elected to defer net capital losses as follows:

                                                                             Post-October Losses
                                                                             -------------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                              $   21,926
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund                                --
First Trust IPOX-100 Index Fund                                                      281,307
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                 486,971
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                              313,003
First Trust Amex(R) Biotechnology Index Fund                                             382
First Trust Dow Jones Internet Index(SM) Fund                                      5,398,739
First Trust DB Strategic Value Index Fund                                            318,138
First Trust Value Line(R) Equity Allocation Index Fund                                    --
First Trust Value Line(R) Dividend Index Fund                                      2,101,739
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                            34,569
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund                     12,352
First Trust S&P REIT Index Fund                                                        8,811
First Trust ISE Water Index Fund                                                      30,457
First Trust ISE-Revere Natural Gas Index Fund                                         90,276
First Trust ISE Chindia Index Fund                                                 1,184,077
First Trust Value Line(R) 100 Exchange-Traded Fund                                 4,374,928

                                   E. Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. General expenses of the Trust are allocated to all the Funds based upon the average net assets of each Fund. First Trust Advisors L.P. ("First Trust" or the "Advisor") has entered into licensing agreements with each of the following "Licensors" for the respective Funds:

FUND                                                                  LICENSOR
First Trust Dow Jones Select MicroCap Index(SM) Fund                  Dow Jones & Company, Inc.
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund            Morningstar, Inc.
First Trust IPOX-100 Index Fund                                       IPOX Schuster LLC
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                  The NASDAQ Stock Market, Inc.
First Trust NASDAQ-100-Technology Sector Index(SM) Fund               The NASDAQ Stock Market, Inc.
First Trust Amex(R) Biotechnology Index Fund                          American Stock Exchange LLC
First Trust Dow Jones Internet Index(SM) Fund                         Dow Jones & Company, Inc.
First Trust DB Strategic Value Index Fund                             Deutsche Bank AG
First Trust Value Line(R) Equity Allocation Index Fund                Value Line Publishing, Inc.(R)
First Trust Value Line(R) Dividend Index Fund                         Value Line Publishing, Inc.(R)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            The NASDAQ Stock Market, Inc.
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund     The NASDAQ Stock Market, Inc. / Clean Edge, Inc.
First Trust S&P REIT Index Fund                                       Standard & Poor's
First Trust ISE Water Index Fund                                      International Securities Exchange, LLC
First Trust ISE-Revere Natural Gas Index Fund                         International Securities Exchange, LLC
First Trust ISE Chindia Index Fund                                    International Securities Exchange, LLC
First Trust Value Line(R) 100 Exchange-Traded Fund                    Value Line Publishing, Inc.(R)

The respective license agreements allow for the use by First Trust of certain trademarks and trade names of the respective Licensors. The Funds are sub-licensees to the applicable license agreement. The respective Funds are required to pay licensing fees, which are shown on the Statements of Operations.

                           F. Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


instruments, and disclosures about credit risk related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures, if any.


          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to each Fund pursuant to an Investment Management Agreement. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and providing certain other services necessary for the management of each Fund.

For these services, First Trust is entitled to a monthly fee for each Fund calculated at the following annual rates:

                                                                  % of Average
                                                                Daily Net Assets
                                                                ----------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                  0.50%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund            0.30%
First Trust IPOX-100 Index Fund                                       0.40%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                  0.40%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund               0.40%
First Trust Amex(R) Biotechnology Index Fund                          0.40%
First Trust Dow Jones Internet Index(SM) Fund                         0.40%
First Trust DB Strategic Value Index Fund                             0.50%
First Trust Value Line(R) Equity Allocation Index Fund                0.50%
First Trust Value Line(R) Dividend Index Fund                         0.50%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            0.40%
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund     0.40%
First Trust S&P REIT Index Fund                                       0.30%
First Trust ISE Water Index Fund                                      0.40%
First Trust ISE-Revere Natural Gas Index Fund                         0.40%
First Trust ISE Chindia Index Fund                                    0.40%
First Trust Value Line(R) 100 Exchange-Traded Fund (1)                0.50%

(1) Prior to June 18, 2007, First Trust was entitled to a monthly fee calculated at an annual rate of 0.65% of the Fund's average daily net assets for its investment advisory services to First Trust Value Line(R) 100 Fund.

The Trust and the Advisor have entered into an Excess Expense Agreement in which the Advisor has agreed to waive fees and/or reimburse the Funds' other expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceeded the percentage of average daily net assets per year (the "Expense Cap") as shown below:

                                                                   Expense Cap
                                                                   -----------
First Trust Dow Jones Select MicroCap Index(SM) Fund                  0.60%
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund            0.45%
First Trust IPOX-100 Index Fund                                       0.60%
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                  0.60%
First Trust NASDAQ-100-Technology Sector Index(SM) Fund               0.60%
First Trust Amex(R) Biotechnology Index Fund                          0.60%
First Trust Dow Jones Internet Index(SM) Fund                         0.60%
First Trust DB Strategic Value Index Fund                             0.65%
First Trust Value Line(R) Equity Allocation Index Fund                0.70%
First Trust Value Line(R) Dividend Index Fund                         0.70%
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            0.60%
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund     0.60%
First Trust S&P REIT Index Fund                                       0.50%
First Trust ISE Water Index Fund                                      0.60%
First Trust ISE-Revere Natural Gas Index Fund                         0.60%
First Trust ISE Chindia Index Fund                                    0.60%
First Trust Value Line(R) 100 Exchange-Traded Fund                    0.70%

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


Except for First Trust Value Line(R) 100 Exchange-Traded Fund's Expense Cap, which has an Expense Cap Termination Date of June 18, 2009, each Fund's Expense Cap will be in effect until the Expense Cap Termination Date of May 15, 2009. Expenses borne by the Advisor are subject to reimbursement by a Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it would result in the Fund exceeding its Expense Cap.

For the period ended June 30, 2008, the advisory fee waivers and reimbursements of expenses (in order to maintain the Expense Caps) for each Fund were as follows:

                                                                    Advisory Fee    Expense
                                                                    Waivers         Reimbursements
                                                                   -------------    --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $  31,143       $     --
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund             69,420             --
First Trust IPOX-100 Index Fund                                        41,023             --
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                   33,018             --
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                33,438          2,598
First Trust Amex(R) Biotechnology Index Fund                           44,093             --
First Trust Dow Jones Internet Index(SM) Fund                          36,481             --
First Trust DB Strategic Value Index Fund                                 549             --
First Trust Value Line(R) Equity Allocation Index Fund                 23,861             --
First Trust Value Line(R) Dividend Index Fund                          86,763             --
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund              3,950         23,483
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund      50,922             --
First Trust S&P REIT Index Fund                                         2,562         63,612
First Trust ISE Water Index Fund                                       27,091             --
First Trust ISE-Revere Natural Gas Index Fund                          28,365             --
First Trust ISE Chindia Index Fund                                     47,154             --
First Trust Value Line(R) 100 Exchange-Traded Fund                    108,960             --

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM") (formerly known as The Bank of New York). Under the servicing agreements, BNYM will perform custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for the custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC, Inc., provides certain administrative services to the Trust and Funds in connection with the Board's meetings and other related matters.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and Valuation Committee will be paid $2,500 annually to serve in such capacities with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


                      4. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                      Purchases         Sales
                                                                    ------------     ------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $    765,532     $    777,301
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund            18,991,945       18,900,722
First Trust IPOX-100 Index Fund                                        8,122,155        8,141,736
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                   4,001,792        4,021,026
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                2,740,295        2,751,569
First Trust Amex(R) Biotechnology Index Fund                           6,729,251        8,276,635
First Trust Dow Jones Internet Index(SM) Fund                          8,527,568        8,367,244
First Trust DB Strategic Value Index Fund                             35,474,338       50,834,373
First Trust Value Line(R) Equity Allocation Index Fund                 1,650,388        4,886,544
First Trust Value Line(R) Dividend Index Fund                         66,551,726       66,453,896
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund               277,012          270,909
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund      6,695,622        6,611,041
First Trust S&P REIT Index Fund                                          132,353          114,635
First Trust ISE Water Index Fund                                       7,346,525        7,937,808
First Trust ISE-Revere Natural Gas Index Fund                         31,129,023       38,583,971
First Trust ISE Chindia Index Fund                                    20,034,531       20,519,542
First Trust Value Line(R) 100 Exchange-Traded Fund                   194,570,621      204,847,175


For the period ended June 30, 2008, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                      Purchases         Sales
                                                                    ------------     ------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                $  1,954,154     $  1,017,055
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund             4,742,625        6,267,539
First Trust IPOX-100 Index Fund                                        8,500,769        5,866,866
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                   2,120,476        3,753,952
First Trust NASDAQ-100-Technology Sector Index(SM) Fund                        -        5,708,475
First Trust Amex(R) Biotechnology Index Fund                          27,535,808       42,841,355
First Trust Dow Jones Internet Index(SM) Fund                          4,760,907       14,714,068
First Trust DB Strategic Value Index Fund                             59,825,183       28,812,658
First Trust Value Line(R) Equity Allocation Index Fund                 7,221,535        5,928,807
First Trust Value Line(R) Dividend Index Fund                            751,061       25,765,091
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund             1,825,196                -
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund     13,486,583        2,206,023
First Trust S&P REIT Index Fund                                          826,721                -
First Trust ISE Water Index Fund                                      40,083,700        7,429,307
First Trust ISE-Revere Natural Gas Index Fund                        151,267,690       39,637,652
First Trust ISE Chindia Index Fund                                    13,398,811        7,739,782
First Trust Value Line(R) 100 Exchange-Traded Fund                    58,728,655       79,873,706



                       See Notes to Financial Statements.                Page 91

--------------------------------------------------------------------------------
Notes to Financial Statements - (Continued)
--------------------------------------------------------------------------------


As of June 30, 2008, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/depreciation on investments for each Fund were as follows:

                                                                                    Net
                                                                                    Unrealized       Gross           Gross
                                                                                    Appreciation     Unrealized      Unrealized
                                                                     Cost           (Depreciation)   Appreciation    (Depreciation)
                                                                     -----------    --------------   ------------    --------------
First Trust Dow Jones Select MicroCap Index(SM) Fund                 20,171,269      (3,423,575)       1,181,598      (4,605,173)
First Trust Morningstar(R) Dividend Leaders(SM) Index Fund           62,909,687     (17,833,116)         209,529     (18,042,645)
First Trust IPOX-100 Index Fund                                      26,108,637         898,385        3,398,359      (2,499,974)
First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                 29,832,077      (4,617,031)         956,910      (5,573,941)
First Trust NASDAQ-100-Technology Sector Index(SM) Fund              18,604,786      (2,936,471)         294,993      (3,231,464)
First Trust Amex(R) Biotechnology Index Fund                         58,709,435      (9,558,614)       1,068,729     (10,627,343)
First Trust Dow Jones Internet Index(SM) Fund                        26,521,913      (4,348,451)         443,451      (4,791,902)
First Trust DB Strategic Value Index Fund                            77,458,889      (5,599,285)       2,804,308      (8,403,593)
First Trust Value Line(R) Equity Allocation Index Fund               10,414,287         (82,133)         910,253        (992,386)
First Trust Value Line(R) Dividend Index Fund                       154,022,956     (17,126,274)       4,424,846     (21,551,120)
First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund            4,140,411        (484,830)          85,335        (570,165)
First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund    54,306,697      (3,623,274)       5,290,681      (8,913,955)
First Trust S&P REIT Index Fund                                       2,800,524        (520,802)              --        (520,802)
First Trust ISE Water Index Fund                                     45,928,830      (1,707,505)         887,523      (2,595,028)
First Trust ISE-Revere Natural Gas Index Fund                       123,344,351      15,362,368       15,672,985        (310,617)
First Trust ISE Chindia Index Fund                                   97,447,790     (19,446,542)       1,148,455     (20,594,997)
First Trust Value Line(R) 100 Exchange-Traded Fund                  145,083,587      12,381,352       16,353,334      (3,971,982)


                                   5. CAPITAL

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund times the number of Shares in a Creation Unit on the transaction date. Purchasers of Creation Units must pay a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

               Number of Securities             Creation
                in a Creation Unit           Transaction Fee
               --------------------          ---------------
                      1-100                        $500
                    101-200                      $1,000
                    201-300                      $1,500
                    301-400                      $2,000
                    401-500                      $2,500
                    501-600                      $3,000
                    601-700                      $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


Parties redeeming Creation Units must pay a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

               Number of Securities             Redemption
                in a Creation Unit           Transaction Fee
               --------------------          ---------------
                      1-100                        $500
                    101-200                      $1,000
                    201-300                      $1,500
                    301-400                      $2,000
                    401-500                      $2,500
                    501-600                      $3,000
                    601-700                      $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P., the distributor, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. First Trust Portfolios L.P. may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before June 30, 2009.


                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.


        8. FIRST TRUST S&P REIT INDEX FUND - CHANGE IN UNDERLYING INDEX

Since its inception, the Fund has sought, as its investment objective, investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the S&P REIT Composite Index (the "Current Index"). On July 29, 2008, the Board approved a change to the Fund's underlying index from the Current Index to the S&P Citigroup/US REIT Index (the "New Index"). The name of the New Index will be changed to S&P US REIT Index on October 1, 2008. It is anticipated that the Fund will begin tracking the New Index on or about November 4, 2008. Accordingly, beginning at such time, the Fund's investment objective will be to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the New Index, which at such time will be called the S&P US REIT Index. The Fund's investment objective and investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed by the Board without receiving shareholder approval. The index methodology and related information regarding the New Index will be available at http://www.ftportfolios.com.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Funds use to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the period ended June 30, 2008 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.


                               PORTFOLIO HOLDINGS

The Trust files a complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.


                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Continuation of Advisory Contract

The Board of Trustees of the First Trust Exchange-Traded Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following thirteen series of the Trust (each a "Fund" and collectively, the "Funds"):

  First Trust Dow Jones Select MicroCap Index(SM) Fund
  First Trust Morningstar(R) Dividend Leaders(SM) Index Fund
  First Trust IPOX-100 Index Fund
  First Trust NASDAQ-100 Equal Weighted Index(SM) Fund
  First Trust NASDAQ-100-Technology Sector Index(SM) Fund
  First Trust Amex(R) Biotechnology Index Fund
  First Trust Dow Jones Internet Index(SM) Fund
  First Trust DB Strategic Value Index Fund
  First Trust Value Line(R) Equity Allocation Index Fund
  First Trust Value Line(R) Dividend Index Fund
  First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund
  First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund First Trust Value Line(R) 100 Exchange-Traded Fund

The Board approved the continuation of the Agreement for a one-year period for each Fund at a meeting held on March 3, 2008. The Board of Trustees determined that the terms of the Agreement are fair and reasonable and that the Agreement continues to be in the best interests of the Trust and each Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds, particularly other exchange-traded funds ("ETFs"), including ETFs for which the Advisor serves as investment advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from each Fund's perspective as well as from the perspective of shareholders.

--------------------------------------------------------------------------------
Additional Information (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund. The Board also considered the compliance program that had been developed by the Advisor and the skills of its employees who work with the Funds. The Board considered information on the investment performance of each Fund and the performance of each Fund's underlying index. The Board also reviewed the correlation between the each Fund's underlying index and the Fund's performance and concluded that the correlation between each Fund's performance, before expenses, and its underlying index was appropriate. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of each Fund as compared to the management fees and expense ratios of one peer group selected by Lipper and a second peer group selected by the Advisor. The Board discussed with representatives of the Advisor the differences between the two peer groups and considered the limitations of each peer group, including that there are a limited number of peer funds (particularly ETFs with sufficient financial information to be included in Lipper's peer group) and that many peer funds pay a unitary fee. The Board considered that the Advisor has agreed to extend the current expense cap for each Fund through May 15, 2009 (June 18, 2009 for the First Trust Value Line(R) 100 Exchange-Traded Fund). For each Fund, the Board noted that expenses borne by the Advisor are proposed to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding its expense cap, or if the expense cap is no longer in effect, would result in the Fund exceeding an expense ratio equal to its most recent expense cap. The Board considered the fees charged by the Advisor to other ETFs and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. In light of the nature, extent and quality of services provided to each Fund under the Agreement, and in light of the Advisor's agreement to extend the current expense cap for each Fund through May 15, 2009 or June 18, 2009, as applicable, the Board determined that the investment advisory fee for each Fund was reasonable.

The Board noted the Advisor's commitment to attempt to analyze whether economies of scale can be realized for a Fund as its assets increase and operations experience is accumulated, and noted that the Advisor intends to continue to make investments in infrastructure and personnel. The Board took the costs borne by the Advisor in connection with its services performed under the Agreement into consideration and noted that the Agreement was not profitable to the Advisor. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based upon all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Additional Information (Continued)
--------------------------------------------------------------------------------

                       First Trust Exchange-Traded Fund
                           June 30, 2008 (Unaudited)


                             LICENSING INFORMATION

Dow Jones, Dow Jones Internet Composite Index(SM) and Dow Jones Select MicroCap Index(SM) are trademarks of Dow Jones & Company, Inc. and have been licensed for use. The First Trust Dow Jones Select MicroCap Index(SM) Fund, based on the Dow Jones Select MicroCap Index(SM) and the First Trust Dow Jones Internet Index(SM) Fund based on the Dow Jones Internet Composite Index(SM) are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of trading in the Funds.

Morningstar is a service mark of Morningstar, Inc. and has been licensed for use. The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund is not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the Fund.

IPOX is a trademark of IPOX Schuster LLC. IPOX IPO Indexes and Derivatives (patent pending).

NASDAQ(R), NASDAQ-100, NASDAQ-100 Index(R), NASDAQ-100 Technology Sector Index(SM), NASDAQ-100 Equal-Weighted Index(SM), and NASDAQ-100 Ex-Tech Sector Index(SM), are trademarks of the NASDAQ Stock Market, Inc. (which with its affiliates is referred to as the Corporations) and are licensed for use by First Trust Advisors L.P. The Funds have not been passed on by the Corporations as to their legality or suitability. The Funds are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

NASDAQ(R) and Clean Edge(R) are the registered trademarks (the "Marks") of The Nasdaq Stock Market, Inc. ("NASDAQ(R)") and Clean Edge, Inc. ("Clean Edge") respectively. NASDAQ(R) and Clean Edge are, collectively with their affiliates, the "Corporations." The Marks are licensed for use by First Trust Advisors L.P. The Fund has not been passed on by the Corporations as to its legality or suitability. The Fund is not issued, endorsed, sold, or promoted by the Corporations. The Fund should not be construed in any way as investment advice by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

The Amex(R) Biotechnology Index(SM) is a trademark of the American Stock Exchange LLC and is licensed for use by First Trust Advisors L.P. The Fund is not sponsored or endorsed by the American Stock Exchange LLC. American Stock Exchange LLC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in the Fund or the ability of the Fund to track the performance of the various sectors represented in the stock market. American Stock Exchange LLC has no obligation to take the needs of the owners of the Fund into consideration in determining, composing or calculating the Index. American Stock Exchange LLC is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of the Fund.

"Deutsche Bank" and "Deutsche Bank CROCI(R) US+ Index" are service marks of Deutsche Bank AG ("Deutsche Bank"). Deutsche Bank has no relationship to First Trust or the First Trust DB Strategic Value Index Fund, other than the licensing of the Index and its service marks for use in connection with the Fund.

"Value Line(R)", "Value Line(R) Equity Allocation Index", "Value Line(R) Dividend Index" and "Value Line(R) 100 Index" are trademarks of Value Line(R), Inc. and have been licensed for use for certain purposes by First Trust on behalf of the Funds. The First Trust Value Line(R) Equity Allocation Index Fund based on the Value Line(R) Equity Allocation Index, the First Trust Value Line(R) Dividend Index Fund, based on the Value Line(R) Dividend Index and the First Trust Value Line(R) 100 Exchange-Traded Fund, based on the Value Line(R) 100 Index, are not sponsored, endorsed, sold, or promoted by Value Line(R), Inc., and Value Line(R) makes no representation regarding the advisability of investing in the Fund.

Standard & Poor's(R), S&P(R) and S&P REIT Composite Index are registered trademarks of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Advisors L.P. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation, warranty or condition regarding the advisability of investing in the Fund.

"International Securities Exchange(TM)", "ISE(TM)", "ISE Water Index(TM)", "ISE ChIndia Index(TM)" and the ISE-REVERE Natural Gas Index(TM)" are trademarks of the International Securities Exchange(TM) and have been licensed for use for certain purposes by First Trust Advisors L.P. Each Fund, based on its corresponding index, is not sponsored, endorsed, sold or promoted by the International Securities Exchange(TM) and the International Securities Exchange(TM) makes no representation regarding the advisability of trading in such products.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited)
--------------------------------------------------------------------------------

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT 1-800-621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND.

The following summarizes some of the risks that should be considered for the Funds.

Risk Considerations:

Each Fund's shares will change in value, and you could lose money by investing in a Fund. An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of Fund shares will decline, more or less, in correlation with any decline in the value of the index that the Fund seeks to track.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is also exposed to additional market risk due to a policy of investing principally in the securities included in its corresponding index. As a result of such policies, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, each Fund will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license from an index provider that permits the Fund to use its corresponding index and associated trade names and trademarks in connection with the name and investment strategies of the Fund. Such licenses may be terminated by the respective index provider and, as a result, each Fund may lose its ability to use such intellectual property. There is also no guarantee that the index provider has all rights to license the respective intellectual property to First Trust, on behalf of the Fund. Accordingly, in the event the license is terminated or the index provider does not have rights to license the particular intellectual property, it may have a significant effect on the operation of the related Fund.

Each Fund is subject to issuer specific changes risk. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund will be concentrated in stocks of companies of a given industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the related industry and may subject a Fund to greater market risk than more diversified funds.

With the exception of First Trust Dow Jones Select MicroCap Index(SM) Fund, First Trust Value Line(R) Dividend Index Fund, First Trust Value Line(R) Equity Allocation Index Fund and First Trust Value Line(R) 100 Exchange-Traded Fund, each Fund is considered to be non-diversified. As a result, those Funds are exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

The Funds are not actively managed. The Funds may be affected by a general decline in certain market segments relating to their corresponding index. The Funds invests in securities included in or representative of their corresponding index regardless of their investment merit. The Funds generally will not attempt to take defensive positions in declining markets.

The First Trust Dow Jones Select MicroCap Index(SM) Fund invests in micro-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, may be less liquid, and may experience greater price volatility than larger, more established companies.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, the First Trust Amex(R) Biotechnology Index Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in small-cap companies and are subject to additional risks, as the share prices of small-cap companies may be less liquid and are often more volatile than those of larger companies.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited) (Continued)
--------------------------------------------------------------------------------


The First Trust Dow Jones Internet Index(SM) Fund invests in the securities of Internet companies. Internet companies are subject to rapid changes in technology, worldwide competition, rapid obsolescence of products and services, loss of patent protections, cyclical market patterns, evolving industry standards, frequent new product introductions and the considerable risk of owning small capitalization companies that have recently begun operations.

The First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust Dow Jones Internet Index(SM) Fund invest in stocks of companies in the technology sector. You should be aware that an investment in a portfolio which invests in a particular sector involves additional risks, including limited diversification. The companies engaged in the technology sector are subject to fierce competition and high research and development costs, and their products and services may be subject to rapid obsolescence.

The First Trust Amex(R) Biotechnology Index Fund is concentrated in stocks of companies in the biotechnology sector. You should be aware that an investment in a portfolio which is concentrated in a particular sector involves additional risks, including limited diversification. The companies engaged in the biotechnology sector are subject to fierce competition, substantial research and development costs, governmental regulations and pricing constraints, and their products and services may be subject to rapid obsolescence.

The First Trust Amex(R) Biotechnology Index Fund invests in the securities of companies in the health care sector. Because companies in the health care sector are involved in medical services or health care including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, general problems of these companies include extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulations.

The First Trust IPOX-100 Fund invests in companies that have recently conducted an initial public offering. The stocks of such companies are often subject to extreme price volatility and speculative trading.

The First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, First Trust S&P REIT Index Fund and First Trust Value Line(R) Dividend Index Fund invest in securities of companies in the financial services industry. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although recently enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

The First Trust IPOX-100 Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust ISE Chindia Index Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Sector Index(SM) Fund and the First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund invest in securities of companies in the information technology industry. Information technology companies are generally subject to the risks of rapidly changing technologies; short product life cycles; fierce competition; and aggressive pricing and reduced profit margins.

The First Trust DB Strategic Value Index Fund and the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund invest in the securities of companies in the consumer discretionary sector. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust ISE-Revere Natural Gas Index Fund invests in the securities of companies in the energy sector. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. In addition, recently oil prices have been at historic highs and extremely volatile.

The First Trust ISE Water Index Fund and the First Trust NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund invest in the securities of companies in the industrials sector. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust S&P REIT Index Fund invests in companies in the real estate industry, including real estate investment trusts ("REITs") and is subject to the risks associated with investing in real estate (any of which could cause the value of a REIT's stock price to decline), which may include, but are not limited to, possible declines in the value of real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a REIT's market, changes in interest rates and environmental problems. Furthermore, increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly.

--------------------------------------------------------------------------------
Risk Considerations (Unaudited)(Continued)
--------------------------------------------------------------------------------


The First Trust Amex(R) Biotechnology Index Fund, the First Trust Dow Jones Internet Index(SM) Fund, the First Trust Morningstar(R) Dividend Leaders(SM) Index Fund, the First Trust Value Line(R) Equity Allocation Index Fund, the First Trust Value Line(R) Dividend Index Fund, the First Trust Value Line(R) 100 Exchange-Traded Fund, the First Trust NASDAQ-100 Equal Weighted Index(SM) Fund, the First Trust NASDAQ-100-Technology Index(SM) Fund, the First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund, the NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund, the First Trust IPOX-100 Index Fund, the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund, the First Trust ISE Chindia Index Fund and the First Trust S&P REIT Index Fund may invest in small capitalization and mid-capitalization companies. Such companies' securities may be less liquid and may experience greater price volatility than securities of larger, more established companies.

The First Trust Value Line(R) 100 Exchange-Traded Fund, the First Trust ISE Water Index Fund, the First Trust ISE-Revere Natural Gas Index Fund and the First Trust ISE Chindia Index Fund invest in non-U.S. securities and such securities may be denominated in currencies other than the U.S. Dollar. Non-U.S. companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, non-U.S. accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.

The NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund invests in renewable and alternative energy companies. You should be aware that share prices of renewable and alternative energy companies have been significantly more volatile than shares of companies operating in other more established industries and the securities included in the NASDAQ(R) Clean Edge(R) U.S. Liquid Series Index Fund may be subject to sharp price declines. This industry is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk.

The First Trust ISE Water Index Fund invests in companies in the potable water and wastewater industries. You should be aware that adverse developments in these industries may significantly affect the value of the shares of the First Trust ISE Water Index Fund. Companies involved in the potable water and wastewater industries are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and conservation.

The First Trust ISE-Revere Natural Gas Index Fund invests in companies in the natural gas industry. You should be aware that one of the natural gas industry's primary risks is the competitive risk associated with the prices of alternative fuels, such as coal and oil. Additionally, the natural gas industry is sensitive to increased interest rates because of the industry's capital intensive nature. Furthermore, there are additional risks and hazards that are inherent in the natural gas industry that may cause the price of natural gas to widely fluctuate.

The First Trust ISE Chindia Index Fund invests in the securities of Chinese and Indian companies. You should be aware that investments in such companies are subject to additional risks, which are associated with possible adverse economic, political and social developments in those countries.




    NOT FDIC INSURED         NOT BANK GUARANTEED            MAY LOSE VALUE

                       This page left intentionally blank.

                           [BLANK INSIDE BACK COVER]

[LOGO OMITTED]          FIRST TRUST




First Trust Exchange-Traded Fund
--------------------------------



INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



Back Cover

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) First Trust Exchange-Traded Fund

By: /s/ James A. Bowen
    ---------------------------

Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:    August 20, 2008



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ James A. Bowen
    ---------------------------

Name:    James A. Bowen

Title:   Chairman of the Board, President and Chief Executive Officer

Date:    August 20, 2008



By: /s/ Mark R. Bradley
    ---------------------------

Name:    Mark R. Bradley

Title:   Treasurer, Controller, Chief Financial Officer and
         Chief Accounting Officer

Date:    August 20, 2008